AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION — April 30, 2008

SECURITIES ACT OF 1933 REGISTRATION NO. 2-25483

INVESTMENT COMPANY ACT OF 1940 REGISTRATION NO. 811-1402

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 59	☒

AND

REGISTRATION STATEMENT

UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 39	☒

(CHECK APPROPRIATE BOX OR BOXES.)

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

(EXACT NAME OF REGISTRANT)

CONTINENTAL ASSURANCE COMPANY

(NAME OF INSURANCE COMPANY)

333 SOUTH WABASH AVENUE, CHICAGO, ILLINOIS	60604
(ADDRESS OF INSURANCE COMPANY’S PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

INSURANCE COMPANY’S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 822-5000

LYNNE GUGENHEIM, ESQ.

CONTINENTAL ASSURANCE COMPANY

333 SOUTH WABASH AVENUE

CHICAGO, ILLINOIS 60604

LYNNE. GUGENHEIM@CNA.COM

(NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☒	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (b) OF RULE 485

☐	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

☐	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

☐	ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485.

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: GROUP VARIABLE ANNUITY CONTRACTS

PROSPECTUS

GROUP

VARIABLE

ANNUITY

CONTRACTS

The group variable annuity contracts described in this prospectus provide:

•	tax deferred annuities for employees of public schools and certain tax-exempt organizations; and
•	retirement plans for self-employed individuals and their eligible employees.

You may participate in these contracts by investing in Continental Assurance Company Separate Account (B), a separate account created by Continental Assurance Company. We will place all purchase payments that you make under a contract, after the deduction of initial charges, in Separate Account (B).

Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of the separate account is the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Continental Assurance Company acts as investment adviser to Separate Account (B). CNA Investor Services, Inc., an affiliate of Continental Assurance Company, acts as the principal underwriter for Separate Account (B).

Group variable annuity contracts involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution. The contracts are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board, or any other agency.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the separate account and the group variable annuity contracts that you need before purchasing a contract.

To learn more about Separate Account (B) and the contracts offered by this prospectus, you can obtain a copy of the Statement of Additional Information dated April 30, 2008. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The table of contents of the Statement of Additional Information appears on page 46 of this prospectus. For a free copy of the Statement of Additional Information, the Annual Report, the Semi-Annual Report, to request other information about Separate Account (B) or to make participant inquiries, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information about Separate Account (B). Links to these web sites are also available through Separate Account (B)’s website.

The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

Dated: April 30, 2008

You should rely only on the information contained in this prospectus and in the Statement of Additional Information. Neither Continental Assurance Company nor Separate Account (B) has authorized anyone to provide you with information that is different than that which is set forth in this prospectus and in the Statement of Additional Information. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

2

3

SUMMARY

Because this is only a summary, it does not contain all the information that may be important to you. You should read the entire prospectus before deciding to invest in a Contract. Some of the technical terms used in this prospectus are defined in the Glossary beginning on page 47.

Group Variable Annuity Contracts

The Contracts offered by this prospectus are designed to provide annuity payments under two types of plans: 403(b) Plans and HR-10 Plans.

•	Contracts for 403(b) Plans are issued to annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

•

Contracts for HR-10 Plans are issued to a trustee for the benefit of self-employed individuals for themselves and their employees, and to associations of self-employed persons for the benefit of participating members.

We currently offer two types of Contracts for 403(b) Plans: (a) the level deduction Contract and (b) the graded deduction Contract. We currently offer one type of Contract for HR-10 Plans. Each Contract may be modified or amended.

Fee and Expense Tables with Examples

Level Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%

Administrative Expenses (as a percentage of Purchase Payments)		1.00%

Deferred Sales Load, as applicable		None

Surrender Fee (as a percentage of amount surrendered), if applicable		None

Exchange Fee		$10	[1]

Fixed Rate Annuity Purchase Fee		$250	[2]

Premium Taxes, as applicable		0% - 3.00%	[3]

Annual Contract Fee		None

Annual Expenses

(as a percentage of average net assets)

Management Fee		0.50%

Mortality and Expense Risk Fees		None

Other Expenses		0.32%

Legal and Audit	0.12%

Prospectus and Shareholder Reports	0.10%

Committee Member Fees and Miscellaneous	0.10%

Total Annual Expenses		0.82%

4

1.	We charge a $10 exchange fee only for the second and succeeding transfers in most of the 403(b) Contracts.
2.	You have several different annuity options from which to choose. We charge a $250 annuity purchase fee only if you choose a fixed rate annuity.
3.	If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of your account.

Example for Level Deduction Contract for 403(b) Plans Fees and Expenses	1 year	3 years	5 years	10 years

If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$85	$103	$156

If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$318	$335	$353	$406

If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$68	$85	$103	$156

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown in the example.

5

Graded Deduction Contract for 403(b) Plans Fees and Expenses

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		5.00%	[1]

Deferred Sales Load, as applicable		None

Surrender Fee (as a percentage of amount surrendered), if applicable		None

Exchange Fee		$10	[2]

Fixed Rate Annuity Purchase Fee		$250	[3]

Premium Taxes, as applicable		0% - 3.00%	[4]

Annual Contract Fee		$30	[5]
Annual Expenses
(as a percentage of average net assets)

Management Fee		0.50%

Mortality and Expense Risk Fees		None

Other Expenses		0.32%

Legal and Audit	0.12%

Prospectus and Shareholder Reports	0.10%

Committee Member Fees and Miscellaneous	0.10%

Total Annual Expenses		0.82%

1.	We deduct a 5% sales load for the first $10,000 of Purchase Payments for each participant; 4% for the next $10,000 of Purchase Payments for each participant; and 2.5% on all Purchase Payments in excess of $20,000.
2.	We charge a $10 exchange fee only for the second and succeeding transfers in most of the 403(b) Contracts.
3.	You have several different annuity options from which to choose. We charge a $250 annuity purchase fee only if you choose a fixed rate annuity.
4.	If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of your account.
5.	We deduct an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2008, we will not charge your account at an annual rate of more than $30. We will charge your account at an annual rate of $15 if you did not make any contributions during the year.

6

Example for Graded Deduction Contract for 403(b) Plans and Expenses	1 year	3 years	5 years	10 years

If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$134	$182	$304

If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$338	$384	$432	$554

If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$88	$134	$182	$304

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown in the example.

Contract for HR-10 Plans Fees and Expenses

Your Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		7.00%	[1]

Administrative Expenses (as a percentage of Purchase Payments)		1.50%	[2]

Deferred Sales Load, as applicable		None

Surrender Fee (as a percentage of Purchase Payments received prior to withdrawal), if applicable		None

Exchange Fee		$10	[3]

Fixed Rate Annuity Purchase Fee		$250	[4]

Premium Taxes, as applicable		0% - 3.00%	[5]

Annual Contract Fee		None

Annual Expenses
(as a percentage of average net assets)

Management Fee		0.50%

Mortality and Expense Risk Fees		None

Other Expenses		0.32%

Legal and Audit	0.12%

Prospectus and Shareholder Reports	0.10%

Committee Member Fees and Miscellaneous	0.10%

Total Annual Expenses		0.82%

7

1.	We deduct a sales load under these Contracts that varies from 0% to 7.0% from each Purchase Payment depending on the Contract.
2.	The administrative expense (which is deducted from each Purchase Payment) under these Contracts varies from 0% to 1.5% depending on the Contract.
3.	We charge a $10 exchange fee only for the second and succeeding transfers in most of the 403(b) Contracts.
4.	You have several different annuity options from which to choose. We charge a $250 annuity purchase fee only if you choose a fixed rate annuity.
5.	If you choose an annuity, any premium tax that is applicable under state law to the purchase of your annuity may be deducted from the value of a your account.

Example for Contract for HR-10 Plans Fees and Expenses	1 year	3 years	5 years	10 years

If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$109	$127	$178
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$343	$359	$377	$428
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$93	$109	$127	$178

We designed this table to help you understand the various costs and expenses that you will bear directly or indirectly. The information presented in the example listed above should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown in the example.

The Investment Adviser and Investment Advisory Fee	CAC acts as the investment adviser to Separate Account (B). CAC is a stock life insurance company that was organized under the Illinois Insurance Code in 1911. CAC maintains its principal office at 333 South Wabash Avenue, Chicago, Illinois 60604. Separate Account (B) is registered as an open-end diversified management investment company under the 1940 Act. CAC currently receives an investment advisory fee at the annual rate of 0.5% of the average daily net asset value of Separate Account (B) for investment management.

403(b) Plan Sales and Administrative Charges

Level Deduction Contract.  Under the level deduction Contract, we deduct 6% (6.38% of the net amount invested) from each Purchase Payment for sales and administrative expenses. Of such 6% deduction, 5% is for sales expenses and 1% is for administrative expenses. CAC reserves the right to increase the rate of deductions

8

for administrative expenses in the future. Although CAC no longer offers new level deduction Contracts to employers, it continues to honor and to service existing level deduction Contracts with current Contractholders and to accept Purchase Payments under such Contracts.

Graded Deduction Contract.  Under the graded deduction Contract, we deduct up to 5% (5.26% of the net amount invested) from each Purchase Payment for sales expenses. We reduce the deduction on a graduated scale based upon the aggregate Purchase Payments made under both fixed and variable annuities. The minimum deduction before allowance for experience rating credits is 2.5% (2.57% of the net amount invested). CAC also deducts an administrative charge based upon the previous year’s cost of administration. There is no maximum dollar limit on this charge. In 2008, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC may assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year.

HR-10 Plan Sales and Administrative Charges	We deduct a charge of 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) from each Purchase Payment. This charge is the sum of the following expenses:

•	sales expenses amounting to a deduction of 0 to 7.0% of Purchase Payments (0 to 7.65% of the net amount invested); and

•	administrative expenses amounting to a deduction of 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested).

We credit the balance of the Purchase Payment, after we deduct sales and administrative charges, to the participant’s account in the form of Accumulation Units. The exact level of such charges will vary from Contract to Contract, depending on volume of Purchase Payments expected, services to be performed by CAC and the applicable commission expenses. Accordingly, we will not reduce sales charges on individual Contracts upon attainment of any given level of Purchase Payments. Certain Contracts may also provide for additional annual fixed dollar charges imposed on a per participant basis for the maintenance of individual accounting records. CAC reserves the right to increase the rate of deductions for administrative expenses in the future.

Minimum Purchase	The minimum Purchase Payment on Contracts for 403(b) Plans which can be made at any time on behalf of any participant is $10. There is no minimum Purchase Payment on Contracts for HR-10 Plans.

Investment Objectives

Separate Account (B) invests its assets primarily in common stocks and securities convertible into common stocks. The primary investment objective of Separate Account (B) is the growth of capital in relation to the growth of the economy and the changing value of

9

the dollar. Current investment income is only a secondary objective. Separate Account (B)’s investment policies require CAC, in making investments for Separate Account (B), to maintain Separate Account (B)’s status as a diversified investment company. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividends, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks to which any owner of common stocks is subject.

Transfers	Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

Annuity Selection	The participant has several different annuity options from which to choose. We charge a $250 annuity purchase fee if the participant chooses a fixed rate annuity. For the other annuity options, there is no fee. CAC reserves the right to change these charges at any time.

Withdrawals	403(b) Plans. A participant may withdraw, without charge, all or a portion of his individual account (except for certain amounts attributable to a salary reduction agreement) before beginning annuity payments by providing CAC with written notice.

HR-10 Plans.  Subject to certain limitations, you may withdraw part or all of your interest in the Contract in one lump sum on any Valuation Date, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal.

Penalty Taxes

Withdrawals and other distributions made prior to age 59 1/2 generally are subject to a penalty tax of 10%, in addition to otherwise applicable federal income taxes. This penalty tax will not apply under the following circumstances:

•	if the distribution is made in connection with death or disability;

•	if the distribution is made after separation from service where the separation occurred after the participant attains age 55;

•

if the distribution is part of a series of annual or more frequent substantially equal annuity payments made after separation from service and over the life of the participant or the joint lives of the participant and his or her beneficiary;

10

•	if the distribution is made for certain medical expenses within the deductible limitation under the Internal Revenue Code;

•	if the distribution is made to an alternate payee pursuant to a qualified domestic relations order (“QDRO”); or

•	if the distribution is made on account of an Internal Revenue Service (“IRS”) levy on the plan.

•	if the distribution is made to a qualified reservist upon a call to active duty before December 31, 2007.

11

CONTINENTAL ASSURANCE COMPANY

SEPARATE ACCOUNT (B)

CONDENSED FINANCIAL INFORMATION

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an accumulation unit outstanding throughout the period)

	Year Ended December 31,
	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
Investment income(a)	$.340	$.298	$.269	$.318	$.250	$.160	$.184	$.198	$.171	$.196
Expenses(b)	.241	.200	.180	.163	.140	.150	.189	.239	.203	.160

Net investment income	.099	.098	.089	.155	.110	.010	(.005)	(.041)	(.032)	.036
Capital changes
Net realized and unrealized gain (loss) on securities	5.191	3.630	1.843	1.441	3.440	(4.490)	(5.890)	(2.370)	7.263	3.826

Net increase (decrease) in accumulation unit value	5.290	3.730	1.932	1.596	3.550	(4.480)	(5.895)	(2.410)	7.231	3.862
Accumulation unit value at the beginning of the period	26.806	23.078	21.146	19.550	16.00	20.475	26.375	28.785	21.554	17.692

Accumulation unit value at end of period	32.096	$26.806	$23.078	$21.146	$19.55	$16.000	$20.475	$26.375	$28.785	$21.554

Ratio of fees and expenses to average net assets(b)(c)	.82%	.83%	.83%	.83%	.83%	.83%	.83%	.83%	.83%	.83%
Ratio of net investment income to average net assets(c)	.34%	.40%	.41%	.76%	.61%	.06%	(.01)%	(.14)%	(.13)%	.19%
Portfolio turnover rate	11%	43%	48%	52%	57%	64%	41%	19%	34%	41%
Number of accumulation units outstanding at end of period (000 omitted)	1,370	1,500	1,830	2,498	5,667	6,326	6,937	7,479	7,909	8,321

*	The information presented above has been audited for the last ten fiscal years.

(a) No declaration of dividends or distribution of gains is made, and such amounts are applied to increase Accumulation Unit values. Investment income per share is based on average units outstanding.

(b) Pursuant to the terms of the Investment Advisory Agreement, CAC currently makes quarterly withdrawals for investment advisory services to Separate Account (B) at an annual rate of .50% of the average net asset value. Separate Account (B) also directly pays the cost of most of Separate Account (B)’s expenses.

(c) Participants’ equity appearing in the financial statements incorporated by reference herein is the equivalent of net assets.

Separate Account (B) may from time to time measure performance in terms of total return, which is calculated for any specified period of time by assuming the purchase of units at Separate Account (B)’s unit value at the beginning of the period. Such units are then valued at Separate Account (B)’s unit value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from its value at the end of the period and dividing that amount by the initial value. The total return on this hypothetical

12

investment in Separate Account (B) shows its overall dollar or percentage change in value, exclusive of fees based on the initial amount of the contribution and recurring annual fees. If these fees were included, the amount or return that a participant would realize for an investment during the specified period would be lower.

A cumulative total return reflects Separate Account (B)’s performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if Separate Account (B)’s performance had been constant over the entire period. Because average annual returns for more than one year tend to smooth out variations in Separate Account (B)’s annual returns, participants should recognize that such figures are not the same as actual year-by-year results. Separate Account (B)’s performance figures are based on historical results and are not intended to indicate future performance. The investment return and unit value of Separate Account (B) will vary and the unit value of Separate Account (B) may be worth more or less at redemption than the original unit value of Separate Account (B).

From time to time, Separate Account (B) may produce advertising or sales materials which disclose its performance over various periods of time. Separate Account (B) may also compare its performance to that of selected other funds, fund averages or recognized stock market indices. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than Separate Account (B) and the portfolios of such other funds or market indices may be comprised of securities that differ significantly from Separate Account (B)’s investments.

13

DESCRIPTION OF CAC AND SEPARATE ACCOUNT (B)

General

CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911, and has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. CAC sold the vast majority of its life and group insurance businesses in 2004 and generally is no longer soliciting sales in the remaining life and group insurance businesses. CAC’s principal office is located at 333 South Wabash Avenue, Chicago, Illinois 60604.

All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of Casualty are owned by TCC, a New York Corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 89% of the outstanding voting stock of CNA Financial as of February 29, 2008.

Separate Account (B) was established by CAC on June 1, 1966, under the provisions of the Illinois Insurance Code, in order to fund variable annuity contracts.

Variable annuity contracts are securities within the meaning of the Securities Act of 1933, and are not exempt from registration under the provisions of that Act. The issuer of such contracts is subject to regulation under the 1940 Act. Separate Account (B) has been registered as an open-end diversified management investment company under the 1940 Act, but such registration does not involve supervision of the management or the investment practices or policies of Separate Account (B) or CAC by the SEC. Separate Account (B) has no sub-accounts. Net Purchase Payments made in accordance with the provisions of the Contracts described herein are added to Separate Account (B) and invested as described herein. Net Purchase Payments made prior to April 29, 1977 under HR-10 Plan Contracts were added to Continental Assurance Company Separate Account (A) and invested therein.

CAC owns Separate Account (B)’s assets and, under existing law, is not considered to be a Trustee with respect to those assets. Nevertheless, the assets of Separate Account (B) are held for the benefit of the participants and persons entitled to payments under the Contracts described in this prospectus. Moreover, income and gains and losses from assets allocated to Separate Account (B) (whether realized or not) are credited to or charged against Separate Account (B) without regard to other income, gains or losses of CAC (in accordance with the Contracts’ provisions). Thus, the dollar amount of payments or values which vary reflect the investment results of just Separate Account (B). Additionally, the Illinois Insurance Code and the Contracts themselves prohibit CAC from charging any liabilities arising out of other business of CAC against Separate Account (B)’s assets (equal to the reserves and other contract liabilities of Separate Account (B)). The obligations arising under the Contracts are not obligations of CAC.

Additional information about Separate Account (B) (including Separate Account (B)’s policy regarding the disclosure of portfolio securities) is available in the SAI, which is part of this prospectus. Additional information about Separate Account (B)’s investments is available in Separate Account (B)’s annual and semiannual report to participants and in its Form N-Q filings available by accessing the SEC’s web site at http://www.sec.gov or on Separate Account (B)’s web site at www.cna.com/sab/. In Separate Account (B)’s annual report, you will find a

14

discussion of the market conditions and investment strategies that significantly affected Separate Account (B)’s performance during its last fiscal year. The SAI and Separate Account (B)’s annual and semi-annual reports can be obtained free of charge by calling or writing us at:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, Separate Account (B) makes available its SAI, annual and semi-annual reports and its Form N-Q filings, free of charge, on its web site listed above. To request other information about Separate Account (B) and to make participant inquiries, please telephone us at the above-listed phone number.

Information about Separate Account (B) (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about Separate Account (B) are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. The U.S. government does not insure or guarantee an investment in Separate Account (B).

Investment Policies and Restrictions

The current objectives and policies in making investments for Separate Account (B) are set forth below.

1.	The primary objective of CAC in making investments for Separate Account (B) will be the growth of capital in relation to the growth of the economy and the changing value of the dollar. Current investment income is only a secondary objective. Accordingly, the assets of Separate Account (B) will be invested primarily in common stocks and in other securities convertible into common stocks.

2.	When CAC believes that economic and market conditions indicate a likelihood that investing a majority of the assets of Separate Account (B) in common stocks or securities convertible into common stocks might result in a material decrease in the unit value of Separate Account (B), less than a majority of the assets of Separate Account (B) may be invested in common stocks or securities convertible into common stocks. In these situations, any assets not invested in common stocks or securities convertible into common stocks will be invested primarily in investment grade debt instruments with a maturity of one year or less, such as U.S. Treasury bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

3.	When CAC deems that economic and market conditions so indicate, a portion of the assets of Separate Account (B) may be invested in preferred stocks and publicly distributed debt instruments such as corporate bonds, debentures, equipment trust certificates, U.S. Government securities or U.S. Government Agency securities.

4.	Temporary investments for Separate Account (B) may be made in short-term instruments such as U.S. Treasury Bills, bank certificates of deposit, bank repurchase agreements or commercial paper.

15

5.	To the extent of 75% of the assets of Separate Account (B), CAC may not purchase for Separate Account (B) the securities of any issuer if such purchase would cause more than 5% of the market value of Separate Account (B)’s assets to be invested in the securities of such issuer (other than investments in securities contracts of investment companies and obligations of the United States and its instrumentalities) or would cause more than 10% of any class of securities of such issuer to be held in Separate Account (B)’s portfolio. The balance of 25% of the assets of Separate Account (B) may be invested without regard to such 5% or 10% limitations.

6.	CAC, in acting for Separate Account (B), will not underwrite securities of others or invest in restricted securities.

7.	CAC, in acting for Separate Account (B), will not concentrate more than 25% of Separate Account (B)’s investments in any one industry.

8.	The assets of Separate Account (B) will not be invested in commodity contracts other than futures or swap contracts pursuant to an investment in an investment company under paragraph 9.

9.	The assets of Separate Account (B) may be invested in securities contracts of investment companies so long as their primary investment policies are consistent with either paragraph 1 or paragraph 4.

10.	CAC, in acting for Separate Account (B), will not make loans to other persons except through the acquisition of securities issued or guaranteed by banks, bonds, debentures, other debt securities which are publicly distributed and the lending of portfolio securities (“Portfolio Loans”). Portfolio Loans will be continually secured by cash, letters of credit, U.S. Government securities or U.S. Government Agency securities having a market value of not less than the market value of the portfolio securities loaned. The aggregate value of Portfolio Loans will not exceed 25% of Separate Account (B)’s net assets at any time.

11.	CAC, in acting for Separate Account (B), will not engage in the purchase and sale of interests in real estate, except that CAC may engage in the purchase and sale of marketable securities of real estate companies and real estate trusts which may represent indirect interests in real estate.

12.	CAC, in acting for Separate Account (B), will not purchase securities for the purpose of control or management of the issuer thereof.

13.	CAC will not make short sales for Separate Account (B).

14.	CAC will not borrow money for Separate Account (B), unless pursuant to an investment in an investment company under paragraph 9.

15.	CAC will keep Separate Account (B)’s assets substantially fully invested in assets described in paragraphs 1, 2, 3 and 4 above, as described therein, and will limit Separate Account (B)’s cash position, to the extent feasible, to such amounts as may be required to permit CAC to make normal contract payments from Separate Account (B).

16.	CAC, in acting for Separate Account (B), will not issue any senior securities (as defined in the 1940 Act) except for the lending of portfolio securities permitted by paragraph 10 above.

The investment policies enumerated above may not be changed without approval of a majority (as defined in the 1940 Act) of the outstanding units of Separate Account (B). The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B)

16

present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less.

Because Separate Account (B) invests primarily in common stock, there is the risk that the price of particular stocks that Separate Account (B) holds could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Separate Account (B)’s holdings could vary significantly from broad stock market indexes, and the resulting performance also could vary.

There is no investment policy limitation as to the timing of sales and purchase of securities. Although it will not be the general policy of CAC, in acting for Separate Account (B), to engage in short-term trading, securities may be sold without regard to the length of time held whenever investment judgment makes such action advisable. Separate Account (B) is not subject to federal income taxes on capital gains. The following table sets forth Separate Account (B)’s rate of total portfolio turnover for the periods indicated:

Rate of Total Portfolio Turnover	Percent
2007	11%
2006	43%
2005	48%

Changes in the rate of portfolio turnover from year to year are attributable to changes in CAC’s assessment of prevailing market conditions. All investment income and realized capital gains will be reinvested. CAC, in acting for Separate Account (B), will limit portfolio transactions to those which CAC, in the exercise of prudent business judgment, deems advisable in order for Separate Account (B) to carry out its investment policies and to make payments to participants. The dollar amount of investment accumulation before retirement and the dollar amount of subsequent retirement benefits will vary to reflect the dividend, interest and fluctuations in the market value of the securities held in Separate Account (B) and will be subject to the same risks as are inherent in the ownership of common stocks.

CAC, in acting for Separate Account (B), will not participate in any trading account in securities on a joint or joint and several basis; provided, however, that the bunching of orders for the sale or purchase of marketable portfolio securities with those of other accounts under the management of CAC or its affiliates and the averaging of prices among Separate Account (B) and such other accounts will not be deemed to result in a trading account in securities. CAC, in acting for Separate Account (B), will not mortgage or pledge the investments of Separate Account (B), purchase securities on margin or, except as described below, invest in puts or calls. Unlike the investment policies and restrictions stated in the preceding paragraphs, the policies and restrictions described in this paragraph are subject to change without the vote of the participants.

CAC, in acting for Separate Account (B), may write covered call options. The “writing” of call options by Separate Account (B) means that Separate Account (B) will be selling the right, but not the obligation, to acquire a specified number of securities held in Separate Account (B)’s portfolio at a price set in the option contract (the “exercise price”). The optionholder generally may exercise this right to purchase the underlying securities at any time prior to the expiration of the option by notifying Separate Account (B) of its intention to exercise and delivering to Separate Account (B) funds equal to the aggregate exercise price of the securities covered by the contract (the “exercise payment”). Generally, a holder of a call option will exercise its rights under the call option only if the market price of the underlying stock exceeds the exercise price of the option. If the market price of the underlying securities is greater than the option exercise price on the date of exercise, the holder is, by virtue of

17

the option contract, entitled to purchase the underlying securities at the below-market exercise price. If the option is exercised and the market value of the underlying securities exceeds the sum of the exercise payment and the payment received by Separate Account (B) on the sale of the option (the “premium”), Separate Account (B) would be left in a less favorable position than if such call option had not been written (because of the lost opportunity to realize the economic value represented by such excess).

To close out a position when writing covered call options, Separate Account (B) may make a “closing purchase transaction,” which involves purchasing a call option on the same security with the same or similar exercise price and expiration date as the option which it has previously written. Separate Account (B) will realize a profit or loss from a closing purchase transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

CAC, in acting for Separate Account (B), may also purchase covered put options for hedging purposes. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the term of the option. Generally, a holder of a put option will exercise its rights under the put option only if the market price of the underlying securities is less than the exercise price of the option. If the put option is not exercised or the amount by which the exercise price exceeds the market price of the underlying securities is less than the premium paid, Separate Account (B) would be left in a less favorable position than if such put option had not been purchased. If market conditions are appropriate for Separate Account (B) to exercise the purchased put option, Separate Account (B) also may sell a put option to close out a purchased put option rather than exercising the purchased put option.

Separate Account (B) will write call options and purchase put options only if the related stock is held in its portfolio. The put and call options described above will generally have a contract term of nine months or less. The market value of the securities subject to such option obligations at the time such options are written or purchased will not, in the aggregate, exceed 30% of Separate Account (B)’s total assets.

The use of options exposes Separate Account (B) to certain additional investment risks and transaction costs. The risks that may be associated with the use of option contracts include, but are not limited to, the risk that securities prices will not move in the direction anticipated by Separate Account (B) and the risk that the skills needed to successfully use option strategies may be different from those needed to select portfolio securities. In addition, assets segregated or set aside to cover the writing of a call option generally may not be disposed of during the term of such option. Segregating assets could diminish Separate Account (B)’s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

CAC is permitted to enter into repurchase agreements and reverse repurchase agreements on behalf of Separate Account (B). A repurchase agreement is an instrument under which the purchaser (i.e., Separate Account (B)) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the transfer, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally ranging from one day to one month. Repurchase agreements will be entered into only with respect to obligations in which Separate Account (B) may otherwise invest.

A reverse repurchase agreement is an agreement under which the lender (i.e., Separate Account (B)) loans a security, usually a U.S. Government security, to a borrower, usually a bank or a stockbroker, against cash collateral. The transaction is normally characterized as a loan by the lender of the security and a simultaneous

18

agreement by the lender to repurchase such security at an agreed price at a specified later date. The transaction is normally structured to permit the lender to receive a yield in excess of the yield of the underlying security. Reverse repurchase agreements are usually made for short periods, normally ranging from one week to one month. A reverse repurchase agreement will be a Portfolio Loan permitted by paragraph 10 above. Sufficient funds will be maintained in the form of cash and short-term investments, and segregated on an accounting basis, to satisfy such repurchase commitments.

The Federal Bankruptcy Code provides that a repurchase participant may enforce a clause requiring the liquidation of a repurchase agreement because of the insolvency or financial condition of the other party to the repurchase agreement or because of the commencement of the bankruptcy case by the other party to the repurchase agreement. The Federal Bankruptcy Code also provides that the automatic stay does not apply to the set-off by a repurchase participant of a mutual debt or claim in connection with repurchase agreements where the set-off is for a margin payment or a settlement payment. Repurchase agreements are narrowly defined by Section 101(47) of the Bankruptcy Code to mean only agreements involving the transfer of certificates of deposit, eligible banker’s agreements or securities that are direct obligations of or fully guaranteed by the United States government. Repurchase agreements not falling within this definition may not be covered by the protection of Sections 559 and 362(b)(7) of the Bankruptcy Code. It is possible that repurchase agreements not covered by those sections may be considered by a bankruptcy court to be loans by the purchaser to the seller. In such event, the purchaser might not be able to sell the obligation in the event of bankruptcy of seller without leave of the appropriate court. The purchaser would then be at risk due to a decline of the value of the obligation, and in the event of bankruptcy would face delays in the sale of the obligation and would incur legal, disposition and other expenses.

CAC will limit investments by Separate Account (B) which may not be sold and settled within three business days (or such shorter settlement period as the Commission designates for investment companies as defined under the 1940 Act) to 10 percent of the net assets of Separate Account (B).

19

MANAGEMENT

The Committee

The supervision of Separate Account (B) is vested by CAC in a Committee. The Committee has the following specific duties:

1.	To review periodically the portfolio of Separate Account (B) to ascertain that such portfolio is managed in the long-term interest of the participants and to take such corrective action as may be necessary.

2.	To approve, annually, agreements providing for sales, investment and administrative services.

3.	To recommend from time to time any changes deemed appropriate in the fundamental investment policies of Separate Account (B), to be submitted to the participants at their next meeting.

The Committee is also authorized to amend the By-laws of Separate Account (B), except as otherwise provided by law.

The Audit Committee selects the independent registered public accounting firm for Separate Account (B). The Audit Committee is comprised of the disinterested Committee members (within the meaning of the Investment Company Act of 1940).

Portfolio Manager

The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)’s Chairman for four years. In addition, she was Separate Account (B)’s trader from 1991 to 2002 and has more than twenty years of investment experience. Since September 2003, Ms. McGirr has been Vice President and Assistant Treasurer of CAC and Casualty. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B). Prior to Ms. McGirr’s current position with CAC and Casualty, she was Vice President of CAC and Casualty. The Statement of Additional Information, which is part of this Prospectus, provides additional information about Ms. McGirr’s compensation, other accounts that she manages and her ownership of Separate Account (B) units, if any.

Investment Advisory Agreement

Under the Investment Advisory Agreement, CAC acts as the investment adviser to Separate Account (B). In rendering its services as investment adviser, CAC is responsible to the Committee. CAC, as Separate Account (B)’s investment adviser, provides Separate Account (B) with an investment program complying with the investment objectives, policies and restrictions of Separate Account (B) (see “Description of CAC and Separate Account (B)—Investment Policies and Restrictions”). In carrying out Separate Account (B)’s investment program, CAC makes the investment decisions and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis, and continuous supervision of Separate Account (B)’s investment portfolio, furnishes office space for Separate Account (B) and pays the salaries and fees of Separate Account (B)’s officers and Committee members who are employed by CAC. The Investment Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate Account (B)’s business, and it is expected that they will provide investment advisory services for CAC’s other customers and for CNA Financial and its affiliates.

20

As of December 31, 2007, CAC reported in its consolidated financial statements total assets of approximately $4.1 billion and equity of approximately $0.5 billion. CAC operates three other separate accounts which had total assets aggregating approximately $1.9 billion as of December 31, 2007.

UNDERWRITING

CNA Investor Services, Inc., an affiliate of CAC, located at 333 South Wabash Avenue, Chicago, Illinois 60604, acts as the underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). CNA Investor Services, Inc. does not act as principal underwriter for any other affiliated investment company.

DEDUCTIONS AND EXPENSES

Sales and Administrative Charges—General

CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B).

CAC received the following accounting and administrative fees from the participants in connection with the operations of Separate Account (B):

Sales and Administrative Fees	Amount
2007	$3,077
2006	$3,670
2005	$4,364

CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

CAC, in its sole discretion, may grant an experience rating credit to participants covered by a 403(b) Plan Contract based upon its profitability. Experience rating credits of 1% to 5% of Purchase Payments have been granted in certain cases where substantial individual solicitation has not been necessary.

Sales and Administrative Charges—403(b) Plans

The following is an overview of the sales and administrative charges applicable to the different types of 403(b) Plans offered by Separate Account (B):

Level Deduction Contracts.    Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC currently deducts 6% (6.38% of the net amount invested) from each Purchase Payment as received for sales expenses (CAC pays CNA investor Services, Inc., an affiliate of CAC, an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expenses. Of such 6% deduction, 5% is for sales expenses (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and 1% is for administrative expenses. CAC guarantees that during the first five years of a participant’s participation under the Contract no further deductions will be made to cover such

21

expenses, but any part of the 6% aggregate charge not needed to cover such expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), accrues as a profit to CAC. Following the end of the fifth year of participation under the Contract, the 1% deduction by CAC from Purchase Payments to cover administrative expenses may be increased by CAC upon prior written notice to the participant.

Graded Deduction Contracts.    Pursuant to the Administrative Service Agreement, and as provided in the Contracts, to cover sales expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), CAC makes deductions from Purchase Payments as follows:

•	5% (5.26% of the net amount invested) on the first $10,000 of Purchase Payments for each participant;

•	4% (4.17% of the net amount invested) on the next $10,000 of Purchase Payments for each participant; and

•	2.5% (2.57% of the net amount invested) on all Purchase Payments for each participant in excess of $20,000.

Total Purchase Payments for each participant under both fixed and variable annuity contracts are included in determining the charge. Any part of such charge which is not needed to cover such expenses accrues as a profit to CAC.

Pursuant to the Administrative Service Agreement, and as provided in the Contracts, CAC makes an administrative charge based upon its cost of administration. There is no maximum dollar limit on this charge, except that this charge (for any given year) will not exceed the previous year’s cost of administration. This charge is made on December 31st of each year against the account of each participant who is not receiving an annuity. In 2008, CAC will not assess this charge at an annual rate of more than $30 per participant. CAC will assess this charge at an annual rate of $15 per participant if the participant did not make any contributions during the year.

In the event Purchase Payments are made on behalf of a participant who is in the accumulation period for a partial year, the administrative charge is prorated on a monthly basis. For example, if the annual charge for a calendar year is $30 and the participant is covered under the Contract prior to the beginning of annuity payments for only eight months of that year, his administrative charge would be $20.

If no Purchase Payments are received on behalf of a participant during a calendar year, the deduction from the participant’s account for that year will be 50% of the administrative charge which would otherwise be made. For example, if the annual charge for a calendar year is $30 and the participant is in the accumulation period during the entire calendar year but no Purchase Payments are received on behalf of the participant during the year, his administrative charge would be 50% of $30 or $15.

Sales and Administrative Charges—HR-10 Plans

Pursuant to the Administrative Service Agreement, and as provided in the Contracts, each Purchase Payment received by CAC under an HR-10 Plan Contract is, after deduction of a percentage charge, credited to Separate Account (B). The charge ranges from 0 to 8.5% of Purchase Payments (0 to 9.29% of the net amount invested) comprised of 0 to 7% of Purchase Payments (0 to 7.65% of the net amount invested) to cover sales expenses (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B))

22

and 0 to 1.5% of Purchase Payments (0 to 1.64% of the net amount invested) to cover certain administrative expenses. CAC guarantees that, except for this charge and the charges described below, no further deductions will be made for sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expenses. While CAC intends that this charge merely covers such expenses, if any part of this charge is not needed to cover such expenses, including the $5,000 annual fee CAC pays to CNA investor Services, Inc. to perform underwriting services for Separate Account (B), such part accrues as a profit to CAC. Conversely, if such expenses exceed this charge, a loss to CAC results. The exact level of this charge will vary from Contract to Contract, depending on the volume of Purchase Payments expected, the extent of administrative services to be performed by CAC and the applicable commission expenses. The Contractholder, before entering into a Contract, and each self-employed or other person subject to the Contract, before agreeing to make Purchase Payments thereunder, will be given a separate written statement showing the percentage amount of such charge.

No increase in the percentage charge for sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative expense, or in any charge per participant, may be made during the first five Contract years. After the first five Contract years, the portion of such charges intended to cover administrative expenses may be changed on the basis of CAC’s expenses.

Investment Advisory Charges

CAC currently makes quarterly withdrawals from Separate Account (B) at an annual rate of 0.5% of the average daily net asset value of Separate Account (B) for providing investment advisory services.

DESCRIPTION OF GROUP VARIABLE ANNUITY CONTRACTS

General

The Contracts provide one method of investing retirement funds in equity and other securities. The primary purpose of the Contracts is to provide lifetime payments which will tend to reflect changes in the cost of living during both the years prior to retirement and the years following retirement. CAC seeks to accomplish this objective by providing a medium for investment, generally in equity securities, accompanied by an assumption of the mortality risk. However, there can be no assurance that this objective will be attained.

The Contracts involve investment risk, including possible loss of principal. The value of the investments fluctuates continuously and is subject to the risks of changing economic conditions as well as the risks inherent in the ability of CAC to anticipate changes in such investments necessary to meet changes in economic conditions. There can be no assurance that the value of a participant’s individual account during the years prior to retirement, or the aggregate amount of the variable annuity payments received during the years following retirement, will equal or exceed the Purchase Payments made on his behalf.

The variable annuity payments are determined on the basis of (1) the mortality table specified in the Contract, and (2) the investment performance of Separate Account (B). The dollar amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in CAC’s expenses in excess of the expense deductions provided for in the Contract. The dollar amounts of the payments will, however, reflect the investment losses or gains and investment income, and thus will vary.

The significant difference between a regular or fixed annuity and a variable annuity is that under a fixed annuity, the insurance company assumes the risk of investment gain or loss and guarantees a specified interest

23

rate and a specified monthly annuity payment. Under a variable annuity, the participant assumes the risk of investment gain or loss in that the value of his individual account varies with the investment income and gains or losses of a specified portfolio of securities. In both cases, the insurance company assumes the mortality and expense risk under the Contract.

In assuming the mortality risk, CAC is taking the chance that the actuarial estimate of mortality rates among annuitants may prove erroneous; in assuming the expense risk, CAC is taking the chance that the expense margins deducted by CAC may not prove sufficient to cover the actual sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative costs and contingency requirements. In either case, if an error in estimation is against CAC, CAC’s earnings will be reduced; if an error in estimation favors CAC, CAC’s earnings will be increased.

Sales of Contracts

The Contracts were offered by employees and licensed agents of CNA Investor Services, Inc., an affiliate of CAC. CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

Voting Rights

CAC is the legal owner of all shares and other assets held in Separate Account (B), and as such, CAC retains any voting rights associated with such assets, subject to any restrictions imposed by federal securities laws or regulations. To the extent that any federal securities laws or regulations, or their present interpretation, change to permit CAC to exercise such voting rights on its own, CAC may decide to do so.

In the meantime, pursuant to federal securities laws and regulations, participants may vote at any annual meeting of participants upon the following matters:

1. To elect Members of the Committee for Separate Account (B) (see “Management—The Committee”).

2. To approve or disapprove any new or amended agreement providing for investment services.

3. To approve or disapprove any changes in the fundamental investment policies of Separate Account (B).

4. To ratify or reject the Audit Committee’s selection of independent auditors for Separate Account (B).

The Committee currently holds annual meetings of participants for these purposes. Meetings of participants are required by the 1940 Act in certain circumstances, including to approve any change in fundamental investment policies, and to approve a new or amended advisory agreement.

The number of votes which a participant who is not retired may cast is equal to the number of Accumulation Units held by such participant under the particular Contract concerned, which represent interests in Separate Account (B). The number of votes which a retired participant may cast is equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that participant divided by the monetary value of an Accumulation Unit. As payments are made to a retired participant, the monetary value of that actuarial reserve is reduced; accordingly, the number of votes which that retired participant may cast will decrease.

24

The vote of a majority of the outstanding Accumulation Units of Separate Account (B) means the vote, at the annual or a special meeting of the participants duly called, (A) of 67% or more of the outstanding Accumulation Units of Separate Account (B) present at such meeting, if the holders of more than 50% of the outstanding Accumulation Units of Separate Account (B) are present or represented by proxy; or (B) of more than 50% of the outstanding Accumulation Units of Separate Account (B), whichever is the less.

The determination of the number of votes to be cast will be made as of a date at least 60 days prior to the annual meeting of the participants. The participants will receive at least 20 days’ prior written notice of such meeting and of the number of votes to which they are entitled. A participant will be entitled to vote only if he is a participant on the foregoing record date and on the date of the meeting.

Assignment

The interest of any participant or beneficiary in or under a Contract is not subject to assignment or transfer. Transfer or surrender of such interest may be made only to CAC.

Modification or Termination of the Contract

Each Contract provides that it may be modified or amended in any respect by agreement between CAC and the Contractholder, without the consent of any participant. However, no such modification or amendment may affect retired participants in any manner, nor may any guarantees previously extended to active participants be impaired. CAC may also modify or amend any Contract, without the consent of any Contractholder or the consent of any participant, in order to conform to applicable law or to changes in the operation of Separate Account (B) which have been approved by vote of the participants or by the Committee.

A Contractholder may elect to terminate a Contract at any time by due notice to CAC. An HR-10 Plan Contractholder has an option to transfer funds to a new funding medium (for example to a fixed annuity contract). If an HR-10 Plan Contract is terminated without transfer of funds to a new funding medium or if a 403(b) Plan Contract is terminated, the rights of the participants are the same as on termination of employment or other withdrawal. When a participant begins to receive annuity payments, his rights are fixed and are not affected by any Contract termination.

Contractholder Inquiries

All inquiries by Contractholders, Employers or participants should be made in writing or by telephone to:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Purchase Payments and Accumulations

The minimum Purchase Payment on Contracts for 403(b) Plans is $10 (which may be made at any time on behalf of any participant).

25

There is no minimum Purchase Payment on Contracts for HR-10 Plans. The HR-10 Plan Contracts permit a variety of payment schedules. A retirement plan for the self-employed may provide for a fixed percentage of compensation to be paid by all Employers who are participating, and additional payments to be made by them on behalf of any of their employees who may also be eligible. If the plan incorporates a provision for employee payments, these would normally be deducted regularly from their compensation during the year, and remitted directly to CAC as collected.

Allocation of Purchase Payments—HR-10 Plans

HR-10 Plans adopted by an Employer may provide for other investments in addition to the Contracts. For example, these plans may also provide for purchase of life insurance or fixed annuities. The terms of the plan adopted will set forth the method of allocation of Purchase Payments between the Contracts and other applications. There may be different allocations among the participants under a plan. Reallocation of prior Purchase Payments between the Contracts and insurance or fixed annuity contracts will be permitted prior to retirement only with the consent of CAC. If the plan so provides, a participant may upon retirement change the proportion of annuity to be paid on a fixed or variable basis.

Accumulation Period

During the period before annuity payments begin, when a Purchase Payment is received on behalf of a participant, a sales (CAC pays CNA investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B)) and administrative charge is deducted. The balance of the Purchase Payment is credited to the participant’s account in the form of Accumulation Units. The number of Accumulation Units credited for a participant is determined by dividing the amount credited to his account by the value of an Accumulation Unit next computed after receipt of the Purchase Payment at Continental Assurance Company, General Post Office, P.O. Box 26805, New York , NY 10087-6805. The credit to the participant’s account occurs concurrently with such determination.

Value of an Accumulation Unit

During the accumulation period, the value of a participant’s account varies with the performance of the investments of Separate Account (B), and there is no assurance that such value will equal or exceed Purchase Payments made on behalf of the participant.

Accumulation Units are valued as of 3:00 P.M., Central Time, on each Valuation Date.

The value of an Accumulation Unit on a Valuation Date is determined by dividing the net asset value of Separate Account (B) at the close of business on that day by the number of Accumulation Units outstanding. Receipt of investment income or realization of capital gains by Separate Account (B) will not change the number of Accumulation Units outstanding. This number ordinarily may be increased only through receipt of additional Purchase Payments, and decreased only through withdrawals. The value of an Accumulation Unit on any day not a Valuation Date will be the same as the value on the prior Valuation Date.

The net asset value of Separate Account (B) is the market value of all securities and other assets, less liabilities of Separate Account (B), including accrued investment advisory fees. CAC determines the net asset value of Separate Account (B) by valuing:

•

portfolio securities which are traded on a national securities exchange at the last sale price, or, in the absence of a sale, at the closing bid price on the exchange where the security is primarily traded;

26

•	other securities the prices of which are quoted in the Nasdaq National Market at the last sale price or, in the absence of a sale, at the closing bid price;

•	other over-the-counter market securities not quoted in the Nasdaq National Market on the basis of the bid price of over-the-counter market quotations, if available; and

•	all other securities and other assets at a fair value determined in good faith by CAC with the methodology approved by the Committee.

As described in more detail in the section entitled Investment Policies and Restrictions, Separate Account (B) primarily purchases equity securities (principally common stock) that are publicly issued and traded on United States exchanges. For a portion of its portfolio, it also may purchase certain fixed income securities, securities convertible into equity securities and options on securities in the portfolio. As such, Separate Account (B)’s assets are valued primarily on the basis of information furnished by a pricing service and other sources of closing market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a particular investment or are determined to be unreliable, it may be valued by other methods that CAC, under oversight by the Committee, believes accurately reflect a fair value.

The Committee reviews the methodology used for each investment that is valued on a fair value basis. The use of a fair valuation method will be used if market quotations are not readily available or are determined to be unreliable. This may be, for example, if: (i) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded or (ii) a trading halt closes an exchange or market early. An investment’s fair value may differ depending on the method used for determining value. This procedure incurs the unavoidable risk that a fair value of an investment as determined by CAC, may be higher or lower than the investment might actually command if Separate Account (B) sold it. Separate Account (B) currently does not invest in any open-end management investment companies. However, Separate Account (B) is permitted to invest in securities contracts of investment companies so long as their primary investment policies are consistent with certain fundamental investment policies of Separate Account (B). See Investment Policies and Restrictions beginning on page 15 of this prospectus and the SAI for more details.

Under current federal laws, no federal income tax is payable on income or capital gains of Separate Account (B). In the event any income taxes are imposed, they will be deducted in determining the net asset value of Separate Account (B). Deductions are also currently made by CAC for investment advisory services at such prorated percentages as are equivalent to an aggregate of 0.50% per annum of the average daily net asset value of Separate Account (B), under CAC’s Investment Advisory Agreement with Separate Account (B).

The value of an Accumulation Unit was established as $1.00000 ($1) on June 30, 1966, and the initial deposits were applied at that initial unit value on February 28, 1967. The value as of any later date is found as described above. The value of a participant’s account at any date can be determined by multiplying the total number of Accumulation Units credited to his account by the value of an Accumulation Unit on that date.

Withdrawals

Subject to the limitations described in “Benefits on Death or Withdrawal—HR-10 Plans” and in Internal Revenue Service Publication 560, an HR-10 Plan Contractholder may withdraw from CAC, in one lump sum on any Valuation Date, part or all of his or her interest in the Contract, except for funds held for terminated or retired participants. If you elect to make such a withdrawal, CAC will deduct a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract before your withdrawal. In general, any

27

distribution from an HR-10 Plan made prior to age 59 1/2 (other than on account of death, disability, separation from service where the separation occurred during or after the calendar year in which the employee attains age 55), or a withdrawal which is part of a series of substantially equal annual or more frequent annuity payments made after separation from service and over the participant’s life or the joint lives of the participant and his or her beneficiary, or if the withdrawal is made for certain medical expenses within the deductible limits under the Internal Revenue Code; or if it is made to an alternate payee pursuant to a QDRO or if it is made on account of an IRS levy on the plan or if it is made to a qualified reservist upon call to active duty before December 31, 2007) is subject to an additional 10% tax, under the Internal Revenue Code.

A participant may elect, by written notice to CAC, to withdraw all or a portion of his individual account, other than certain amounts attributable to a salary reduction agreement, prior to beginning annuity payments.

CAC will redeem Accumulation Units from all participants, without any charge, at the net asset value per Accumulation Unit next to be determined after receipt of a signed written request to the office of CAC. However, withdrawals prior to age 59 1/2 (except for the exceptions stated in the above paragraph) are generally subject to an additional 10% tax. Distributions from a 403(b) Plan of amounts contributed on or after January 1, 1989 pursuant to a salary reduction agreement and of earnings on those contributions (and amounts earned on or after January 1, 1989 on salary reduction contributions made before January 1, 1989) may be made only upon the attainment of age 59 1/2, separation from service, death, disability, hardship or upon certain calls to active duty. Hardship distributions are limited to amounts contributed pursuant to a salary reduction agreement, excluding earnings on those amounts. Payment for Accumulation Units redeemed will be made by CAC within seven days after receipt of a written redemption request by CAC at the address set forth above under “Description of Group Variable Annuity Contracts—Contractholder Inquiries”. Payments upon redemption may be more or less than the original costs of the Accumulation Units. For a discussion of federal income tax consequences of the receipt of such lump sum payments, see “Federal Taxes—Federal Tax Treatment of Participants”.

Policy Regarding Disruptive Trading and Market Timing

Separate Account (B) is not designed for frequent trading or market timing activity. Separate Account (B) does not knowingly accommodate frequent purchases and redemptions of units by investors (other than as described below). If you intend to trade frequently and/or use market timing investment strategies, you should not purchase units in Separate Account (B).

The Committee has adopted policies and procedures in an effort to prevent disruptive trading and market timing.

Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability, prior to beginning annuity payments, to transfer funds to and from a fixed income option if their group annuity contract permits it. Some of the 403(b) Plan Contracts and HR-10 Plan Contracts that we offer provide that any such transfer will be made without charge. Others provide that CAC may charge a $10 exchange fee for the second and each succeeding transfer in any calendar year. Therefore, CAC has adopted policies and procedures to help it identify and prevent abusive trading practices. In addition, CAC monitors trading activity to identify and take action against abuses. While CAC’s policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that it will identify and prevent abusive trading in all instances. CAC’s ability to detect abusive trading may be limited by operational or technological systems, as well as by its ability to predict strategies employed by market timers to avoid detection. As a result, despite CAC’s efforts, there is no assurance that it will be able to identify and curtail

28

all abusive trading by such participants or intermediaries acting on their behalf. If and when CAC does identify abusive trading, it will apply its policies and procedures in a fair and uniform manner to stop such abusive trading.

Separate Account (B) considers frequent trading and market timing activities to be abusive trading practices because they have the potential to:

1) disrupt the management of Separate Account (B) by:

•

forcing Separate Account (B) to hold a larger amount of short-term (liquid) assets rather than using those assets for investing for long term growth, which may result in lost investment opportunities for Separate Account (B); and

•	causing unplanned portfolio turnover (for example, if the Portfolio Manager is forced to liquidate investments prematurely to pay withdrawals or transfers);

2) hurt the portfolio performance of Separate Account (B), because the Portfolio Manager may be forced to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying portfolio; and

3) dilute the interests of long-term investors of Separate Account (B) if market timers manage to transfer into the underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio’s investments.

ANNUITIES

Electing the Retirement Date and Form of Annuity—403(b) Plans

A participant selects, in accordance with the Contract, a retirement date and annuity option. CAC does not place any restrictions on a participant’s selection of retirement date. CAC currently charges a $250 fee for the purchase of a fixed rate annuity. CAC reserves the right to change this charge at any time. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the 403(b) Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at anytime without charge. Subsequent changes in either the retirement date or annuity option can be made up to 30 days prior to the date annuity payments are to begin. Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1 /2 or, if the Plan allows a later date, by April 1 of the year following the year in which the participant retires (such later date is not permitted for a 5% owner, unless the Plan is a governmental or church plan). The 403(b) Plan Contracts provide for the various annuity forms described below. Level deduction Contract participants have three annuity forms; graded deduction Contract participants have four. There is an additional annuity form, which is not one of the four options described below, which is applicable only to plans providing for a qualified joint and survivor annuity as defined in ERISA. That annuity form is described following the descriptions of the four options. The annuity payments may be either fixed or variable at the option of the participant.

29

Annuity Options—403(b) Plans

The following annuity options are available under 403(b) Plans offered by Separate Account (B):

•	Option 1—Life Without Refund. Monthly payments for the life of the participant only.

•

Option 2—Life Ten Years Certain. Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments may, at the option of the beneficiary designated by the participant, be discounted and paid in a single sum, or be continued during the remainder of said period to the beneficiary. If the beneficiary dies while receiving annuity payments, the value on the date of death of the remaining number of annuity payments will be paid in a lump sum to the estate of the beneficiary. This option is considered by CAC to be the “normal form”. Unless the Plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

•

Option 3—Joint and Survivor. Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant’s death to his spouse, for the balance of his spouse’s life.

•

Option 4—Life Five Years Certain. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but extending only five years from the commencement of payments. This option may only be selected by participants under the graded deduction Contract.

Ordinarily, no option may be elected if the first payment under such option would be less than $25. If the amount of such first payment would be less than $25, it will be paid in a lump sum.

No option may be elected which has a period certain longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant’s contingent annuitant, calculated, based on such persons’ attained ages in the year in which payments are required to begin, using the mortality table provided for such purpose by the Secretary of the Treasury. Further, with respect to benefits accrued after December 31, 1986, the distribution cannot exceed a maximum period of years determined under tables provided by the Secretary of the Treasury, and additional rules apply in determining the minimum amount which must be distributed each year.

If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA as the automatic form of payment, then unless the participant waives such form and his spouse provides an appropriate consent, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant’s surviving spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, and which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant. Any participant who affirmatively waives the automatic annuity form with the appropriate consent of his spouse may select any of the options described above if he is covered by a graded deduction Contract or any of Options 1, 2 or 3 if he is covered by a level deduction Contract.

If Option 1 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 3 is elected, subsequent to the death of the last to die of the participant and the participant’s spouse no payments are made to any person.

Other options are available with the consent of CAC. Information on such options will be furnished upon written request to CAC.

30

Retirement of Participant—HR-10 Plans

Distributions must generally begin by April 1 of the year following the year of attainment of age 70 1/2, or, if the Plan allows a later date, by April 1 of the year following the year in which the participant retires (such later date is not permitted for a 5% owner, unless the Plan is a governmental or church plan).

The HR-10 Plan Contract is flexible in allowing retirement on the first day of any month as elected by the participant and specified in the plan. The only requirements are that the initial monthly annuity payment must be at least equal to a minimum amount established by CAC from time to time, and that the participant must submit certain information to establish proof of his date of birth. If the annuity would be less than the minimum, it may be paid as a fixed-value income, or in a lump sum.

Annuity Options—HR-10 Plans

The form of annuity payable to retired participants of a particular organization depends on the terms and provisions of the plan adopted by that organization. Annuity options normally available under the Contract, if the plan so provides, will include the following listed below, provided that the option selected must produce an initial monthly annuity payment in the amount of at least $25. CAC currently charges $250 for the purchase of a fixed rate annuity. CAC reserves the right to change this charge. Prior to beginning annuity payments, a participant may transfer funds between fixed and variable annuity contracts. Some of the HR-10 Plan Contracts offered hereby provide that any such transfer will be made without charge. Others provide that CAC may make a charge of $10 for the second and each succeeding transfer in any calendar year. A participant may change the percentage allocation of future Purchase Payments between fixed and variable annuity contracts at any time without charge.

The following annuity options are available under HR-10 Plans offered by Separate Account (B):

•

Option 1—Life Ten Years Certain.    Monthly payments for life, with the provision that if, at the death of the annuitant, payments have been made for less than 120 months, annuity payments will be discounted at the reserve interest rate, and paid to the beneficiary in a single sum. This option is considered by CAC to be the “normal form.” Unless the plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA, this option will be applied automatically if no other option is elected.

•	Option 2—Life Five Years Certain. Monthly payments for life, with a provision similar to that under the Life Ten Years Certain form, but only extending for five years from retirement.

•	Option 3—Life Without Refund. Monthly payments for the life of the participant only.

•

Option 4—Joint and Survivor.    Monthly payments to the participant for his life, continuing on the basis of the same number of Annuity Units after the participant’s death to his spouse, for the balance of his spouse’s life.

•

Option 5—Fixed Installments.    Level monthly payments of a stipulated dollar amount, payable until the sum applied is exhausted. The period for which payments are made will vary depending upon the investment results of the Account.

•	Option 6—Fixed Period. Variable monthly payments payable over a predesignated period of years, from one to twenty.

31

In the case of options with a fixed period, the beneficiary may, in lieu of a lump sum settlement, elect to have the remaining installments continued on a monthly basis. This election is available only if the beneficiary is a natural person.

No option may be elected which has a certain period longer than the life expectancy of the participant or the joint and last survivor life expectancies of the participant and the participant’s beneficiary calculated based on such persons’ attained ages in the years in which payments are required to begin, using the mortality table prescribed for such purpose by the Secretary of the Treasury. Additional special rules apply in determining the minimum amount which is required to be distributed each year. Life expectancies of the participant and the participant’s spouse will be redetermined annually unless the plan provides otherwise.

If a plan adopted by the Contractholder and communicated to CAC provides for a qualified joint and survivor annuity as defined in ERISA then, unless the participant waives such automatic form of payment with the appropriate consent of the participant’s spouse, the automatic annuity form under the Contract for each participant to whom such provision is applicable will be an annuity for the life of the participant which provides a survivor annuity for the life of the participant’s spouse which is not less than one-half, nor greater than the full amount, of the annuity payable during the life of the participant, with respect to a defined benefit plan, which is the actuarial equivalent of a single life annuity with ten years certain for the life of the participant and, with respect to a defined contribution plan, is the annuity which can be purchased with the participant’s individual account balance. Any participant who affirmatively waives the automatic annuity form with the appropriate consent of his spouse may select any of the options described above.

If Option 3 is elected, subsequent to the death of the participant no payments are made to any person, and if Option 4 is elected, subsequent to the death of the last to die of the participant and the participant’s spouse no payments are made to any person.

ANNUITY PAYMENTS

Determination of Amount of the First Monthly Variable Annuity Payment

As of the date annuity payments are to begin, the value of a participant’s account is computed by multiplying the value of an Accumulation Unit on the fifteenth day of the preceding calendar month (or the next Valuation Date if the 15th does not fall on a Valuation Date) by the number of Accumulation Units credited to the participant’s account, and subtracting from the resulting figure any premium tax that is applicable under state law to the purchase of the participant’s annuity. Such premium taxes range from 0 to 3%. Regardless of the date on which premium taxes are deducted from the accounts of participants, such taxes are remitted by CAC to applicable state taxing authorities once per calendar year. Certain states provide for credits against premium tax liabilities based upon CAC’s ownership of properties or investments located therein (none of which are assets of Separate Account (B)). In the event that CAC is able to avail itself of such credits, the resulting saving is not passed on to participants from whose accounts premium taxes have been deducted.

Each Contract contains tables setting forth the dollar amount of the first monthly annuity payment which can be purchased by each $1,000. These tables vary according to the type of Contract, the form of annuity selected by the participant and age on the nearest birthday of the participant. The tables are based on unisex annuity tables and with interest at the assumed investment rate of 3 1/2%. Participants under the graded deduction Contract—403(b) Plan may also elect an optional rate of 3%, 4%, 4 1/2% or 5%. In general, if you choose a longer payment period or decide to receive more frequent payments, then the amount of each payment will be

32

lower than if you had chosen a shorter payment period or had elected to receive payments less frequently. The first monthly annuity payment for a particular annuity form may be found by dividing the value of the participant’s individual account by $1,000 and multiplying this number by the annuity rate from the applicable table.

Determination of the Value of an Annuity Unit and Amount of Second and Subsequent Monthly Variable Annuity Payments

The dollar amount of the first monthly variable annuity payment, determined as above, is divided by the monetary value of an Annuity Unit as of the date of retirement to fix the number of Annuity Units represented by the annuity benefit. The number of Annuity Units, so determined, remains fixed thereafter throughout the payment period. The dollar amount of the second monthly variable annuity payment, due as of the first day of the month following retirement, is determined by multiplying the fixed number of Annuity Units by the monetary value of an Annuity Unit as of the due date of the second payment. This same procedure is then followed to determine the monetary value of each succeeding monthly variable annuity payment.

On each Valuation Date, a net investment factor is determined from the investment performance of the assets of Separate Account (B) during the period since the last Valuation Date. Such factor is equal to the value of an Accumulation Unit at the end of the period, divided by the value on the preceding Valuation Date, carried to the nearest one hundred thousandth. The net investment factor is determined after the deduction for any taxes and for investment advisory fees and services as described above.

The value of an Annuity Unit was established at $1.00000 ($1) on June 30, 1966. The monetary value of an Annuity Unit is redetermined for the entire month as of the first day of each calendar month by multiplying the value of an Annuity Unit on the first day of the preceding month by the ratio of the Accumulation Unit value for the 15th day of the preceding month to the Accumulation Unit value for the 15th day of the second preceding month, and dividing the result by a monthly interest factor equivalent to the assumed net investment rate (or the next Valuation Date if the 15th does not fall on a Valuation Date).

The dollar amount of each monthly payment under a variable annuity will fluctuate with the changing value of an Annuity Unit. The Annuity Unit value will go up or down each month, depending on whether the actual effective investment return for that month is at an annual rate which is greater than or less than the assumed investment rate.

Assumed Investment Rate

Under the 403(b) Plan graded deduction Contract, the participant has the option to choose an assumed investment rate of 3%, 3 1/2%, 4%, 4 1/2% or 5%. This option must be selected at least 30 days prior to the date annuity payments are to begin. If an assumed investment rate is not selected, then a 3 1 /2% rate will be applied. CAC, in special cases, may stipulate variable annuity premiums and reserves on assumed investment rates other than 3 1/2% for HR-10 Plan Contracts. Each special Contract of this character would have different monetary values for Annuity Units.

A higher assumed investment rate will tend to result in a higher initial payment but a more slowly rising series of subsequent payments (or a more rapidly falling series of subsequent payments when Accumulation Unit values are declining). A lower assumed investment rate would have the opposite effect. If the actual net investment rate is equal to the assumed investment rate, the annuity payments will be level. The assumed

33

investment rate is an actuarial technique rather than a guarantee of a rate of return, and no assurances can be given that the actual net investment rate will equal or exceed the assumed investment rate. Such an election is subject to spousal consent if required under the plan.

BENEFITS ON DEATH OR WITHDRAWAL

403(b) Plans

Upon termination of Purchase Payments on his behalf, a participant or his designated beneficiary (if an individual person or persons) under a 403(b) Plan will have the following options, subject to the conditions in the Contract and subject to the requirement that the participant’s spouse, if any, must consent in writing to the distribution if required under the plan.

•

The participant may elect to have his individual account applied to provide annuity payments beginning immediately under the selected annuity option, subject to the requirement that the participant’s spouse, if any, must consent in writing to the distribution if required under the Plan.

•

The participant may surrender his individual account and receive the value of the account subject to spousal consent if required under the Plan. The value of the account will be computed from the value of an Accumulation Unit next to be determined after a written request for surrender is received at Continental Assurance Company, Attn: Pension Client Services-42S, 333 South Wabash Avenue, Chicago, Illinois 60604. Payment will be made within seven days thereafter, without termination charge. Payments upon redemption may be more or less than the original cost of the Accumulation Units.

•

The participant may leave his individual account in force under the Contract until his required beginning date (generally the April 1 following the later of the year in which he reaches age 70 1/2 or, if the Plan provides and he is not a Five Percent Owner with respect to the year he or she reaches age 70 1/2, the year in which he retires) and the account will continue to participate in the investment results of Separate Account (B). At his required beginning date, the participant must take an annuity or surrender his account and receive its value.

•

If the individual participant moves to another employer which has a similar group annuity contract in force with CAC, his individual account may be transferred to the other group annuity contract, subject to certain conditions described in Federal Taxes.

Federal income taxes may be withheld from the taxable portion of any amount distributed, and penalty taxes may apply.

On the death of a participant prior to retirement, the value of his individual account will accumulate and be paid to his beneficiary or his estate in a single sum when requested by his beneficiary or estate (subject to the time limitation set forth in this paragraph); or, at the option of a designated beneficiary, it may be left in Separate Account (B) until the date the participant would have attained age 70 1/2; or it may be applied under one of the annuity options under the Contract to provide a lifetime annuity on a variable basis, providing the initial monthly annuity payment is at least $25 in amount. If there is no designated beneficiary, the participant’s entire interest must be distributed by the end of the year that contains the fifth anniversary of his death unless the beneficiary is his spouse or if any designated beneficiary takes the benefit in the form of a lifetime annuity that begins by the end of the year that contains the first anniversary of the participant’s death. In general, all death benefits are taxable as ordinary income when received by the designated beneficiary or by the estate; a designated beneficiary

34

or the participant’s spouse may be eligible to elect to defer taxation on such death benefit to the extent the designated beneficiary directs a rollover to an individual retirement plan or makes a “tax-free” rollover contribution of such death benefit (including the amount of taxes withheld on such benefit) within sixty days after receipt thereof to an individual retirement plan.

HR-10 Plans

Under all plans except certain profit sharing plans, death benefits in the form of a survivor annuity will generally be paid to the surviving spouse of a vested or partially vested participant if the participant was married for at least one year as of the date of his death (or less if the HR-10 Plan so provides), unless the participant waives such a spousal annuity and his spouse provides an appropriate consent. The monthly amount of the spousal annuity will be the amount the surviving spouse would have received under a qualified joint and survivor annuity as defined in ERISA if the participant had retired on the day before his death (or, in the case of a participant who dies before he became eligible to retire, the amount the surviving spouse would have received under such an annuity if the participant had survived to the earliest retirement age under the plan, retired, and died the day after such retirement). Under certain defined contribution plans, the monthly amount of the spousal annuity is the amount that would be provided under an annuity purchased with 50% of the participant’s individual account under the Contract. Under certain profit sharing plans, the surviving spouse to whom a participant was married for at least one year on the date of his death (or less if the HR-10 Plan so provides) will receive the entire value of the participant’s individual account under the Contract unless the surviving spouse consents to another named beneficiary.

For participants who are unmarried or who were married less than a year (or other applicable period under the HR-10 Plan) when they died, and for other participants whose spouses consent to an alternative form of distribution or to another named beneficiary, in the event of the death of a participant prior to retirement, the beneficiary currently designated by the participant will be entitled to the entire value of his individual account under the Contract. The monetary value of his account will be determined at the Valuation Date next following the date the notice of death is received at the principal office of CAC, Continental Assurance Company, Attn: Pension Client Services-42S, 333 South Wabash Avenue, Chicago, Illinois 60604. Payments upon death or withdrawal may be more or less than the total of the original purchase payments.

If permitted by the plan, the beneficiary may elect to have the value applied to provide a variable income to the beneficiary under rates set forth in the Contract.

On the withdrawal of a participant from the plan prior to retirement due to a termination of employment or to a termination of the plan itself, the following options are available:

(a)	A participant may, regardless of age, have his individual account applied to provide a variable annuity option under the Contract, subject to the minimums set forth therein and to the requirement that the participant’s spouse, if any, must consent in writing to the distribution.

(b)	A participant may, regardless of age, surrender his individual account and receive the value of the account computed as of the Valuation Date next after the date the request for surrender is received by CAC, subject to spousal consent as described in subparagraph (a) above if required under the Plan.

(c)	A participant may, if his interest in Separate Account (B) on the date of withdrawal is at least $2,000, allow his individual account to remain in force under the Contract, and his individual account will continue to participate in the investment results of Separate Account (B).

35

On subsequent retirement, such participant may, regardless of age, begin to receive annuity payments under the option selected. At any time in the interim, such participant may instead surrender his individual account in accordance with (b) above.

In lieu of the above options, and if permitted under the plan, any participant may elect to have his individual account transferred to a fixed annuity contract, whereupon options similar to those above will apply. There may be a termination charge of 2% of the pro rata amount of the Purchase Payments received under the Contract relating to the withdrawal before withdrawal with respect to a lump sum withdrawal of part or all of the interest of a Contractholder in a Contract.

FEDERAL TAXES

Federal Tax Treatment of Participants

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code, United States Treasury Department regulations, and public interpretations by the Internal Revenue Service or by published court decisions. This summary discusses only certain federal income tax consequences and does not discuss state, local or foreign tax consequences.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status of any Contract or any transaction involving a Contract. In addition, the tax treatment of an annuity contract could change due to legislation or the issuance of a different regulation, ruling or opinion.

The tax rules applicable to tax-qualified retirement plans and arrangements (a Qualified Plan or Plan)—including restrictions on contributions and distributions, limitations on retirement and incidental benefits, taxation of distributions and tax penalties—vary according to the type of Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, Plan distributions that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Contract in such a Qualified Plan. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, benefits and other transactions comply with applicable tax (and non-tax) law. In addition, this summary does not address the tax rules applicable to owners, participants and beneficiaries who are foreign persons (e.g., nonresident aliens). Because of the complexity of the tax rules applicable to Qualified Plans and Contracts in Qualified Plans and the fact that the rules change over time, owners, participants and beneficiaries, including those who are not U.S. citizens or residents, are advised to consult with a qualified tax adviser for complete information and advice as to specific tax consequences.

The following is only a general discussion about certain types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The Plan administrator or custodian, whichever is applicable (but not us), is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits

36

to the owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee, as recorded on our books and records. If you are purchasing a Contract in a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of the value of your Contract.

Section 403(b) Plans. An Internal Revenue Code Section 403(b) Plan (also referred to as a tax-sheltered annuity) may be provided only for—

(a)	An employee by an employer that is charitable or other tax-exempt organization under Internal Revenue Code Section 501(c)(3) (a “Section 501(c)(3) organization”) or a cooperative hospital service organization, or

(b)	An employee who performs services for a public school system, state college or other educational organization described in Internal Revenue Code Section 170(b)(1)(A)(ii) by an employer that is a state or a political subdivision of a state (or an agency or instrumentality of any such entity), or

(c)	A minister employed by a Section 501(c)(3) organization, a self-employed minister, or some other minister described in Internal Revenue Code Section 414(e)(5)(A).

Generally a tax-sheltered annuity can only be purchased or set up for an eligible employee by such an eligible employer (not by the employee).

A tax-sheltered annuity is prohibited from making distribution attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

1.	after the employee reaches age 59 1/2,

2.	upon the employee’s separation from service;

3.	upon the employee’s death or disability;

4.	in the case of hardship (but income attributable to such contributions cannot be distributed for hardship); or

5.	as a qualified reservist distribution upon certain calls to active duty.

Contributions to a tax-sheltered annuity are subject to two annual limits, i.e., (a) an overall limit on all annual additions (which include elective deferrals, non-elective employer contributions, and employee after-tax contributions, but not rollover contributions, which are described below) that are made to all tax-sheltered annuities and other Qualified Plans maintained by the eligible employer for the eligible employee and (b) a separate lower dollar limit on all elective deferrals made for the eligible employee under all tax-sheltered annuities and other Plans maintained by the eligible employer. In addition, an eligible employee who has attained age 50 by the end of the calendar year can have the eligible employer make additional catch-up elective deferrals under all tax-sheltered annuities and other Plans maintained by such employer for such employee that are subject to their own separate limits.

The general limit on the total annual additions for any year to tax-sheltered annuities and other defined contribution Plans maintained by an eligible employer for the benefit of an eligible employee is the lesser of (a) $46,000 (for 2008) or (b) 100% of the eligible employee’s Includible Compensation (which generally is the amount of income and benefits received from the employer that must be included in income, including elective

37

deferrals). The annual limit is adjusted for cost-of-living increases, at $1,000 increments. A minister or church employee may qualify for higher alternative limits. See Internal Revenue Service Publication 571, “Tax-Sheltered Annuity Plans (403(b) Plans)” for details.

Salary reduction contributions and other elective deferrals under all tax-sheltered annuities and other Plans maintained by this eligible employer may not exceed $15,500 annually for 2008 (adjusted thereafter for cost-of-living increases at $500 increments). For a participant with 15 or more years of service with an educational organization described in Internal Revenue Code Section 170(b)(1)(A)(ii), a hospital, home health agency, health and welfare agency, church, or convention or association of churches (or associated organization), the annual limit on elective deferrals to this participant’s tax-sheltered annuity maintained by such a Qualified Organization is increased under Internal Revenue Code Section 402(g)(7) by the lesser of—

(i)	$3,000, or

(ii)	$15,000 reduced by the sum of (A) Excludable Amounts allowed in prior years by limit increases under this rule and (B) designated Roth contributions for prior years, or

(iii)	$5,000 times the number of Years of Service this participant has had with this Qualified Organization, less the total elective deferrals made for him by this Qualified Organization for prior taxable years.

The dollar limits for annual additions and elective deferrals for a participant age 50 or older by the end of the calendar year are further increased by an additional catch-up contribution limit of $5,000 for 2008 (adjusted thereafter for cost-of-living increases at $500 increments).

H.R. 10 Plans. The tax law permits eligible employers, including self-employed persons, to establish a qualified pension or profit sharing Plan (described in Internal Revenue Code Section 401(a), and Internal Revenue Code Section 401(k), if applicable (a “Section 401(k) Plan”), and exempt from taxation under Internal Revenue Code Section 501(a)). As with any Qualified Plan, such a Plan is subject to limitations on the amounts that may be contributed and the persons who are eligible to participate. Generally, if such a Plan is a defined contribution plan, the maximum annual contribution for a participant cannot exceed the lesser of $46,000 (for 2008) or 100% of includible compensation (adjusted thereafter for cost-of-living increases). Additional catch-up contribution limits may be allowed for a participant who is age 50 or over, similar to those described above for a tax-sheltered annuity. Participants should consult the Plan for the specific limitations that are applicable. See also Internal Revenue Service Publication 560, “Retirement Plans for Small Business”, which describes both contribution limits and limits on distributions for Section 401(k) Plans and other Qualified Plans . The tax rules applicable to distributions from Qualified Plans described below apply to Qualified Plans generally, including H.R. 10 Plans and tax-sheltered annuities.

Taxation of Amounts Received from Qualified Plans

All annuity payments received after retirement will be based on realized and unrealized capital gains as well as amounts representing Purchase Payments on behalf of a participant and the participant’s pro rata share of investment income. All such annuity payments will be taxed under Section 72 of the Internal Revenue Code as ordinary income in the year of receipt to the extent that they exceed the participant’s Investment in the Contract. The Investment in the Contract is the amount of Purchase Payments made by or on behalf of such participant which are a part of his or her taxable income in the year in which such payments are made; i.e., those which are not deductible. In general, the participant’s Investment in the Contract is divided by the expected number of payments to be made under the Contract determined in accordance with the simplified method set forth in IRS Notice 98-2. The amount so computed constitutes the Excludable Amount, which is the amount of each annuity payment considered a return of capital in each year and therefore not taxable. The rules for determining the

38

Excludable Amount are contained in Section 72 of the Internal Revenue Code, and require adjustment for payments required under the Contract to be made, regardless of the participant’s death, for a term of years, and in the case of a joint and survivor annuity payable to a named beneficiary following the death of the participant. The participant may not recover tax-free more than his Investment in the Contract. Thus, if a participant’s payments continue to be made longer than expected, all amounts received are taxable after the Investment in the Contract is recovered. Similarly, if a participant dies before recovering his Investment in the Contract, a deduction is permitted in the participant’s last taxable year for the unrecovered amount.

For non-periodic amounts from certain Qualified Plans, Internal Revenue Code Section 72(e) provides special rules and definitions that generally treat a portion of each amount received as a tax-free recovery of the investment in the Contract, based on the ratio of the investment in the Contract over the value of the Contract at the time of distribution. In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Plan, as indicated below, and these rules may change. Accordingly, a participant is advised to consult with a qualified tax adviser before taking or receiving any amount from a Qualified Plan.

Penalty Tax on Premature Distributions. There is an additional penalty income tax on any premature distribution from a Qualified Plan under Internal Revenue Code Section 72(t) that is equal to 10% of any amount received or deemed received that is includible in gross income. A premature distribution is generally any amount received or deemed received before age 59 1/2. However, this penalty income tax does not apply to any of the following distributions:

(a)	An amount that is transferred or timely rolled over to an eligible retirement plan as described below;

(b)	A distribution made after death;

(c)	A distribution attributable to becoming disabled, within the meaning of Internal Revenue Code Section 72(m)(7);

(d)	A part of a series of substantially equal periodic payments that are made (not less frequently than annually) for life (or life expectancy) or for applicable joint lives (or joint life expectancies) and that begin after separation from service;

(e)	A distribution made after age 55 and separation from service;

(f)	Any amounts distributed to the extent that they do not exceed the amount of unreimbursed medical expenses for the calendar year that exceed 7.5% of adjusted gross income for such year;

(g)	A payment to a spouse, former spouse or other alternative payee pursuant to a qualified domestic relations order under Code section 414(p); or

(h)	A distribution due to an Internal Revenue Service levy; or

(i)	A distribution to a qualified reservist upon certain calls to active duty before December 31, 2007.

If the 10% penalty tax is not applicable due to qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (made prior to age 59 1/2), unless such modification is made after both (i) attainment of age 59 1/2 and (ii) lapse of 5 years since the first of these periodic payments.

Required Minimum Distributions. Amounts held in a Qualified Plan cannot continue to accumulate on a tax-deferred basis indefinitely. Such amounts must be distributed eventually (as required minimum distributions), generally upon the participant’s attaining age 70 1/2 (before death) or upon the participant’s death. If the full

39

amount of a required minimum distribution is not distributed timely, the participant (or beneficiary) may have to pay a 50% penalty excise tax under Internal Revenue Code Section 4974 on the amount not so timely distributed.

Once the participant attains age 70 1/2, the entire interest under the Contract must begin to be distributed:

(a)	No later than the required beginning date, or

(b)	By periodic distributions, starting no later than the required beginning date, over the participant’s life or the lives of the participant and a designated beneficiary (or over a period not extending beyond the participant’s life expectancy or the joint and last survivor life expectancy of the participant and a designated beneficiary).

If a participant has multiple contracts under a Plan, required minimum distributions may be satisfied in varying proportions so long as aggregate distributions total the minimum for the entire Plan.

The required beginning date is April 1 of the calendar year following the calendar year in which the participant reaches age 70 1/2, or if later and allowed by the Plan, April 1 of the calendar year following the calendar year in which the participant retires from employment with the employer maintaining such Plan (such later date is not permitted for a 5% owner, unless the Plan is a governmental or church plan).

If the participant dies after required minimum distributions have begun (because of the age 70 1/2 rule), generally the remaining interest in the Contract must be distributed at least as rapidly as under the method of distributions being used as of the participant’s date of death.

If the participant dies before required minimum distributions have begun, generally the entire interest in the Contract must be distributed by December 31 of the fifth calendar year (the 5-year rule) following the participant’s year of death, except to the extent that an individual designated beneficiary can qualify for an exception.

One exception to the 5-Year rule noted above allows the participant’s interest that is payable to an individual designated beneficiary to be distributed over the life or life expectancy of such designated beneficiary. Another exception to the 5-Year rule allows distributions of the participant’s interest payable to a surviving spouse, who is the sole designated beneficiary, to be deferred to the date on which the deceased participant would have attained age 70 1/2. In addition, if the surviving spouse dies before the spouse’s required beginning date, then the surviving spouse may be treated as the deceased owner of the Contract for determining required minimum distributions thereafter.

The required minimum distribution amount is determined generally by dividing the account balance by the life expectancy of the participant or beneficiary, as applicable. Required minimum distributions also can be made in the form of annuity payments that satisfy the rules set forth in the United States Treasury Department regulations relating to required minimum distributions.

Rollovers and Other Transfers. The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (a) the type of transferor Plan and transferee Plan, (b) whether the amount involved is transferred directly between Plan fiduciaries (a direct transfer or a direct rollover) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a 60-day rollover), and (c) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, a participant is advised to consult with a qualified tax adviser before receiving any amount from a

40

Contract in a Qualified Plan or Plan or attempting some form of rollover or transfer with a Contract in a Qualified Plan or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a tax-sheltered annuity or “TSA”) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a direct transfer between the same kind of Plan is generally not treated as any form of distribution out of such a Plan for federal income tax purposes.

However, effective for TSA contract exchanges after September 24, 2007, Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, that Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer).

By contrast, an amount distributed from one type of Plan (e.g., a tax-sheltered annuity) into a different type of Plan (e.g., a traditional individual retirement account or annuity under Internal Revenue Code Section 408(a) or (b), i.e., a traditional individual retirement account) generally is treated as a distribution out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a direct rollover (made directly to another Plan fiduciary) or as a 60-day rollover. The tax restrictions and other rules for a direct rollover and a 60-day rollover are similar in many ways, but if any Eligible Rollover Distribution made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a direct rollover, then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a 60-day rollover by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another plan in a 60-day rollover, the missing amount that is not rolled over remains subject to income tax plus any applicable penalty tax.

Under Internal Revenue Code Sections 402(f)(2)(A) and 3405(c)(3) an Eligible Rollover Distribution (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a direct rollover) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of eligible retirement plan: (1) a Qualified Plan under Internal Revenue Code Section 401(a), (2) a Qualified annuity Plan under Internal Revenue Code Section 403(a), (3) a tax-sheltered

41

annuity under Internal Revenue Code Section 403(b), or (4) a governmental Internal Revenue Code Section 457(b) Plan. However, an Eligible Rollover Distribution does not include any distribution that is either—

(i)	a required minimum distribution amount;

(ii)	one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

(iii)	any distribution made upon hardship of the employee.

In addition, the Internal Revenue Service in its Publication 560 has taken the position that an Eligible Rollover Distribution does not include certain other amounts described therein, such as (1) a return of nondeductible employee contributions or of certain excess contributions, or (2) loans or costs of insurance that are treated as distributions.

Before making an Eligible Rollover Distribution, a Plan administrator generally is required under Internal Revenue Code Section 402(f) to provide the recipient with advance written notice of the direct rollover and 60-day rollover rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by direct rollover. Generally, under Internal Revenue Code Sections 402(c), 403(b)(8) and 457 (e)(16), a direct rollover or a 60-day rollover of an Eligible Rollover Distribution can be made to a traditional individual retirement account or to another eligible retirement plan that agrees to accept such a rollover. However, the maximum amount of an Eligible Rollover Distribution that can qualify for a tax-free 60-day rollover is limited to the amount that otherwise would be includable in gross income. By contrast, a direct rollover of an Eligible Rollover Distribution can include after-tax contributions as well, if the direct rollover is made either to a traditional individual retirement account or to another form of eligible retirement plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Internal Revenue Code Section 457(b) Plan from either a Qualified Plan under Internal Revenue Code Section 401(a), tax-sheltered annuity or individual retirement account. These amounts, when later distributed from the governmental Internal Revenue Code Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a predecessor Qualified Plan.

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the Internal Revenue Service. In addition, the Katrina Emergency Tax Relief Act of 2005 allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a Katrina Emergency Tax Relief Act of 2005 distribution was taken.

Withholding of Tax on Distributions and Transfers. The withholding of federal income taxes depends upon whether a distribution is an Eligible Rollover Distribution. There is a mandatory income tax withholding of 20% of the amount of any Eligible Rollover Distribution that is not paid in a direct rollover to another Qualified Plan, as explained above. Federal income taxes will be withheld pursuant to Code section 3405 from the taxable portion of any distribution that is not an Eligible Rollover Distribution, as follows:

(a)	Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding of 10%, unless the recipient is eligible and elects not to have such tax withheld.

42

(b)	Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is subject to federal income tax withholding as if the recipient were married claiming 3 exemptions, unless the recipient is eligible and elects out or requests a different rate.

Additional withholding will not be made for the 10% additional penalty tax on premature distributions; however, the recipient may need to pay estimated taxes to avoid an estimated tax penalty. Regardless of any election not to have such tax withheld or any amount of tax actually withheld on an amount received from a Contract, the recipient is responsible for any failure to pay the full amount of tax due on the taxable portion of the amount received. If withholding and estimated tax payments are insufficient to satisfy the total tax liability, penalties may be imposed by the Internal Revenue Service.

Other Penalties and Prohibited Transactions. Contracts in Qualified Plans are subject to federal penalty taxes not just on premature distributions and failure to make required minimum distributions, as described above, but also on excess contributions. The penalty taxes on excess contributions can vary by the type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). In addition, Internal Revenue Code Section 4975 imposes a penalty tax of 15% (and in some cases 100%) where a disqualified person (e.g., an employer) engages in a prohibited transaction (e.g., borrowing money from the Plan). The tax on prohibited transactions applies to H.R. 10 Plans. Similarly, ERISA section 406 prohibits a Plan fiduciary from engaging in certain prohibited transactions.

Tax Ownership of Assets Held in Separate Account (B). In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the tax owner of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The United States Treasury Department indicated in 1986 that, in regulations or revenue rulings under Internal Revenue Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the Internal Revenue Service has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts.

For instance, the Internal Revenue Service in its Revenue Ruling 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such public availability means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). More specifically, Revenue Ruling 2003-92 extended this public availability doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract,

43

Revenue Ruling 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests offered in Separate Account (B) for any Contract are available for purchase except through an insurer’s variable contracts.

Federal Tax Status of Separate Account (B)

Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the Accumulation Unit and the value of the Annuity Unit and which are not distributed to participants except as part of annuity payments.

Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by him. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.

Employee Retirement Income Security Act

ERISA contains many provisions which may apply to certain annuity plans described under Sections 403(b) and 401 of the Internal Revenue Code, including those offered hereunder. Employers and Contractholders may be subject to many requirements and duties, including reporting and disclosure requirements, requirements regarding the form and timing of benefit payments, fiduciary responsibilities (including investment responsibilities) and prohibitions on certain transactions involving or affecting the assets of the plan. Failure to comply with ERISA may result in exposure of the Contractholder or Employer to civil and criminal sanctions.

Certain modifications in the Contracts described in this prospectus may be required from time to time by ERISA or other laws. Such modifications may be made by CAC in accordance with provisions in the Contracts which permit CAC to amend the Contracts to conform to applicable law. Contractholders and, in the case of HR-10 Plans, Employers will be informed of any such modifications.

As set forth in this prospectus, the HR-10 Plan Contracts described herein were offered solely in connection with certain retirement plans which are qualified under Section 401 of the Internal Revenue Code. These plans include not only individually designed plans of various employers or associations of employers but also certain plans which are generally described as master or prototype plans. In general, master or prototype plans are plans sponsored by an organization such as an insurance company or trade association. The sponsoring organization obtains a master or prototype plan opinion letter from the Internal Revenue Service which indicates that the form of the plan meets the requirements of Section 401 of the Internal Revenue Code. Once the sponsoring organization has obtained a master or prototype plan opinion letter, Employers may, in certain cases, adopt the master or prototype plan form as their own tax-qualified plan with the benefit of a prior Internal Revenue Service approval of the master or prototype plan form. Prototype plans sponsored by CAC have been adopted by some Employers.

This prospectus does not furnish detailed information concerning the requirements of ERISA or the Internal Revenue Code, and those requirements may vary depending upon the particular circumstances regarding each Employer and each Contractholder. Also, the foregoing descriptions under “Federal Tax Treatment of

44

Participants” apply under federal income tax laws in effect on April 30, 2008, and the federal tax treatment of Participants may change. It is therefore recommended that Employers, Contractholders and potential Purchasers consult with counsel or other competent advisers regarding the impact of ERISA and the Internal Revenue Code.

LEGAL MATTERS

Separate Account (B) is not involved in any pending legal proceedings. CAC is involved in litigation arising in the ordinary course of its business. Because of the nature of litigation, it is not possible to predict the outcome of these actions; however, in the opinion of the management of CAC, such litigation will not materially adversely affect the business or financial position of CAC or Separate Account (B) or the ability of CAC to perform its obligations under the Investment Advisory Agreement.

Legal matters in connection with the offering made hereby have been passed upon by Lynne Gugenheim, Senior Vice President and Deputy General Counsel of CAC.

REPORTS TO PARTICIPANTS

Semi-annually, CAC will provide a financial report to each participant covering the most recent six months or calendar year, as applicable. These reports will include general information on Separate Account (B), including a schedule of its investments in securities as of the close of the applicable period. CAC will also provide a statement of the participants’ equity in Separate Account (B), showing the changes therein for the period reported on Reports issued as of the close of a calendar year will contain financial statements which have been audited by Separate Account (B)’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The following financial statements of Separate Account (B), the notes thereto and the Independent Registered Public Accounting Firm’s Report with respect thereto are incorporated into the SAI by this reference from Separate Account (B)’s 2007 Annual Report to Participants: Statement of Operations; Statement of Assets and Liabilities; Statement of Changes in Participants’ Equity; and Schedule of Investments. Copies of the 2007 Annual Report to Participants may be obtained, at no charge, by contacting in writing or by telephone:

Continental Assurance Company

Attn: Pension Client Services—42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Website: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains the 2007 Annual Report to Participants and other information about Separate Account (B).

Financial statements of CAC, the notes thereto and the Independent Auditors’ Report with respect thereto are set forth in the SAI. Such financial statements are included therein solely for the purpose of informing investors as to the financial position and operations of CAC and are not financial statements of Separate Account (B).

45

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

46

GLOSSARY

We have capitalized some of the terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Accumulation Unit:    an accounting unit used to measure the value of a participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “accumulation unit”.

Administrative Service Agreement:    an agreement between CAC and Separate Account (B) under which CAC provides certain administrative services for Separate Account (B).

Annuitant:    the person on whose life annuity payments are based.

Annuity:    a series of payments for life; with either a minimum number of payments or a determinable sum guaranteed; or for the joint lifetime of the person receiving payments and another person and thereafter during the lifetime of the survivor.

Annuity Unit:    an accounting unit used to calculate the amount of annuity payments.

CAC:    Continental Assurance Company.

Casualty:    Continental Casualty Company.

CNA Financial:    CNA Financial Corporation.

Committee:    a five-member board in which the supervision of Separate Account (B) is vested.

Contract:    a group variable annuity contract described by this prospectus.

Contractholder:    the entity to which the Contract is issued, usually the employer for 403(b) Plans, and either (a) the Trustee of a trust for the benefit of self-employed individuals and their employees, or (b) an association of self-employed individuals for HR-10 Plans. References in this prospectus to “you” or “your” refer to Contractholders.

Eligible Rollover Distribution:    distribution as described in Section 402(c)(2) and Section 402(c)(4) of the Internal Revenue Code from a 403(b) Plan or a HR-10 Plan.

Employer:    as used in HR-10 Plan Contracts, a sole proprietor or a partnership which has adopted or joined, or which proposes to adopt or join, a plan, master plan, or master plan and trust which includes participants who are self-employed persons and which qualifies under Section 401 of the Internal Revenue Code.

ERISA:    the Employee Retirement Income Security Act of 1974, as amended.

Excludable Amount:    as used in HR-10 Plan Contracts, an amount excludable from gross income under the provisions of the Internal Revenue Code.

47

Five Percent Owner or 5% Owner:    a person who owns or has owned (or is considered as owning or as having owned through the application of certain attribution rules) (a) more than 5% of the outstanding stock of an Employer which is a corporation or stock possessing more than 5% of the total combined voting power of such corporation, or (b) if the Employer is not a corporation, more than 5% of the capital or more than a 5% interest in the profits of the Employer.

Fixed Annuity:    an annuity providing for payments which remain fixed throughout the payment period and which do not vary with the investment experience of Separate Account (B).

403(b) Plan:    a plan that provides for deferred income tax treatment for annuity purchase plans adopted by public school systems and certain tax-exempt organizations under Section 403(b) of the Internal Revenue Code.

HR-10 Plan:    a plan offered for use by certain self-employed individuals and their employees which qualifies under Section 401 of the Internal Revenue Code.

Internal Revenue Code:    the Internal Revenue Code of 1986, as amended.

Investment Advisory Agreement:    an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).

Investment in the Contract:    as used in HR-10 Plan Contracts, the investment in the Contract, as defined in Section 72 of the Internal Revenue Code.

Net Purchase Payment:    the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less the deduction for sales and administrative charges.

1940 Act:    the Investment Company Act of 1940, as amended.

participant:    a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Plan:    A 403(b) Plan or an HR-10 Plan.

Purchase Payments:    amounts paid to CAC by or for a participant.

Qualified Plan:    A tax-qualified retirement plan and arrangement.

SAI:    the Statement of Additional Information which is incorporated by reference into this filing and contains additional information about Separate Account (B) and CAC.

SEC:    Securities and Exchange Commission.

Separate Account (B):    Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC in an account which does not contain the investment experience of other assets or liabilities of CAC.

TCC:    The Continental Corporation.

48

Valuation Date:    each day on which the New York Stock Exchange and CAC are open for business, and on each other day in which CAC is open for business and there is a sufficient degree of trading in the portfolio securities of Separate Account (B) that the current net asset value of Accumulation Units might be materially affected by changes in the value of such securities, with each day of valuation being referred to as a Valuation Date. CAC is scheduled to be closed for business on the following business days: 5/26/08, 7/4/08, 9/1/08, 11/27/08, 11/28/08,12/25/08, 12/26/08 and 1/1/09.

Variable Annuity:    an annuity providing for payments varying in amount according to the investment experience of Separate Account (B).

49

Group

Variable

Annuity

Contracts

PROSPECTUS

Dated: April 30, 2008

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

STATEMENT OF

ADDITIONAL

INFORMATION

GROUP

VARIABLE

ANNUITY

CONTRACTS

This Statement of Additional Information provides certain information about Continental Assurance Company Separate Account (B) (“Separate Account (B)”), which is a separate account created by Continental Assurance Company (“CAC”), and certain Group Variable Annuity Contracts sold by CAC. This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Separate Account (B), dated April 30, 2008.

For a free copy of the prospectus, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services-42 South

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Website: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus, material incorporated by reference and other information about Separate Account (B).

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

DATED: April 30, 2008

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND IN THE PROSPECTUS. NEITHER CONTINENTAL ASSURANCE COMPANY NOR SEPARATE ACCOUNT (B) HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT THAN THAT WHICH IS SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE TO PURCHASE ANY SECURITIES. SUCH OFFERS MAY BE MADE ONLY BY THE PROSPECTUS.

GLOSSARY

The following terms have the indicated meanings when used in this Statement of Additional Information:

Accumulation Unit: an accounting unit used to measure the value of a participant’s account before annuity payments begin. The term “equity unit”, which is used in some outstanding Contracts, is synonymous with “accumulation unit”.

CAC: Continental Assurance Company.

Casualty: Continental Casualty Company.

CNA Financial: CNA Financial Corporation.

Committee: a five member board in which the supervision of Separate Account (B) is vested.

Contract: a group variable annuity contract described in this Statement of Additional Information.

Investment Advisory Agreement: an agreement between CAC and Separate Account (B) under which CAC acts as the investment adviser to Separate Account (B).

1940 Act: the Investment Company Act of 1940, as amended.

participant: a person who has an interest in Separate Account (B) because such person makes Purchase Payments or they are made for such person.

Separate Account (B): Continental Assurance Company Separate Account (B), which consists of assets set aside by CAC, the investment experience of which is kept separate from that of other assets of CAC.

TCC: The Continental Corporation.

Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of Separate Account (B).

MANAGEMENT OF SEPARATE ACCOUNT (B)

OFFICERS AND MEMBERS OF THE COMMITTEE

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE LAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY COMMITTEE MEMBER OR EXECUTIVE OFFICER	OTHER DIRECTOR- SHIPS HELD BY COMMITTEE MEMBER OR EXECUTIVE OFFICER

DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Age - 70	Committee Member	One Year Twenty-One Years	Financial Consultant	One	None

Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Age - 67	Committee Member	One Year Four Years	Retired since June 2003; prior thereto Senior Vice President of Computershare, Inc.	One	None

Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Age - 72	Committee Member	One Year Twenty Years	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing) since January 2004; prior thereto President of Hudson Technology, Inc.	One	None

INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*

Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Age - 53	Committee Member and Chairman	One Year Five Years	Senior Vice President and Treasurer of CAC and Continental Casualty Company (“Casualty”) since April 2007; Vice President and Treasurer of CAC and Casualty from September 2003 to March 2007; prior thereto Assistant Vice President of CAC and Casualty.	One	None

Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Age - 55	Committee Member and Portfolio Manager	One Year Ten Years	Vice President and Assistant Treasurer of CAC and Casualty since September 2003; prior thereto; Vice President of CAC and Casualty; Portfolio Manager of Separate Account (B) since September 2002.	One	None

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE LAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY COMMITTEE MEMBER OR EXECUTIVE OFFICER	OTHER DIRECTOR- SHIPS HELD BY COMMITTEE MEMBER OF EXECUTIVE OFFICER
Lynne Gugenheim 333 South Wabash Avenue Chicago, Illinois 60604 Age - 48	Secretary of the Committee and Principal Executive Officer	One Year Thirteen Years	Senior Vice President and Deputy General Counsel of CAC and Casualty.	N/A	None

D. Craig Mense 333 South Wabash Avenue Chicago, Illinois 60604 Age - 56	Principal Financial and Accounting Officer of Separate Account (B)	N/A Three Years	Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer) of CAC and Casualty since November 2004; prior thereto President and Chief Executive Officer of Global Run-Off Operations for St. Paul Travelers since May 2004; from May 2003 to May 2004, Chief Operating Officer of the Gulf Insurance Group; from July 2002 to March 2003 Chief Financial and Administrative Officer (Personal Lines) of Travelers Property Casualty.	N/A	None

Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Age - 41	Chief Compliance Officer	One Year Three Years	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty.	N/A	None

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), by virtue of his/her employment with CAC.

As of February 21, 2008, the beneficial ownership of units of Separate Account (B) by each Committee Member and Executive Officer is as set forth below:

NAME OF COMMITTEE MEMBER OR EXECUTIVE OFFICER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY COMMITTEE MEMBER OR EXECUTIVE OFFICER
DISINTERESTED COMMITTEE MEMBERS

Richard T. Fox	$ 0	$ 0
Petrine J. Nielsen	$ 0	$ 0
Peter J. Wrenn	$ 0	$ 0

INTERESTED COMMITTEE MEMBERS AND EXECUTIVE OFFICERS*
Dennis R. Hemme	$ 0	$ 0
Marilou R. McGirr	$ 0	$ 0
Lynne Gugenheim	$ 0	$ 0
D. Craig Mense	$ 0	$ 0
Michael P. Coffey	$ 0	$ 0

*	An interested person within the meaning of Section 2(a)(19) of the 1940 Act, by virtue of his/her employment with CAC.

As of February 21, 2008, the Committee Members, CAC and its executive officers and the other executive officers of Separate Account (B), individually or as a group in the aggregate, own less than 1% of the outstanding units of Separate Account (B). No participant owns 5% or more of the outstanding units of Separate Account (B).

ADDITIONAL INFORMATION REGARDING THE COMMITTEE

STANDING COMMITTEES

Given the size of Separate Account (B), the Committee does not have a standing Nominating Committee or a Nominating Charter. The Committee believes the disinterested Committee Members are capable of performing the functions of the Nominating Committee and, therefore, perform such functions. The disinterested Committee Members consider nominations for Committee Members from participants, as well as other Committee Members, and any other sources they deem reasonable. The disinterested Committee Members, to serve the best interests of the participants, carefully review the qualifications of each nominee and determine which nominees should be submitted to a vote of the participants at the Annual Meeting. Participants may nominate Committee Members by submitting nominations to the Secretary of the Committee at the address set forth on the top of page 1. Messrs. Fox and Wrenn and Ms. Nielsen serve as members of the Audit Committee. The Audit Committee is responsible for administering Separate Account (B)’s policies in matters of accounting and control in its oversight of Separate Account (B)’s financial reporting process. The Audit Committee meets with the independent registered public accounting firm at least annually to review the financial statements and the independent registered public accounting firm’s opinion as to its conformity with accounting principles generally accepted in the United States of America. In addition, the Audit Committee considers the independence of and hires the independent registered public accounting firm. The Audit Committee performs its duties in accordance with the Audit Charter.

MEETINGS

The Committee held four meetings in 2007. Each current Committee Member attended 100% of such meetings. While there is no formal policy regarding attendance at the Annual Meeting of Participants, each current Committee Member attended the Annual Meeting of Participants held on May 11, 2007.

COMMUNICATIONS

Communications to the Committee, including nominations for Committee Members, should be addressed to the Secretary of the Committee at the address set forth on the top of page 1. The Secretary of the Committee will relay all communications to the Committee Members by the next upcoming meeting of the Committee.

CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER

No nominee to serve as a Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with, or purchased securities from, Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of Separate Account (B).

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS

As of June 1, 2007, Separate Account (B) pays Committee Members not employed by CAC a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. Prior to June 1, 2007, the fees and expenses of Committee Members not employed by CAC were paid by CAC as one of the items of expense for which CAC received a monthly investment advisory fee. No payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer or employee of or special consultant to CAC, CNA Financial Corporation (“CNA Financial”) or any of their affiliated companies. Therefore, neither Mr. Hemme nor Ms. McGirr has received or will receive any such payments. In addition, no Executive Officer of Separate Account (B) received any such payments from Separate Account (B). During 2007, no reimbursements were made for expenses incurred by Committee Members.

The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2007 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A “fund complex” for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

COMPENSATION TABLE

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO COMMITTEE MEMBERS
Richard T. Fox, Committee Member	$10,000	None	None	$10,000
Dennis R. Hemme, Committee Member*	None	None	None	None
Marilou R. McGirr, Committee Member*	None	None	None	None
Petrine J. Nielsen, Committee Member	$10,000	None	None	$10,000
Peter J. Wrenn, Committee Member	$10,000	None	None	$10,000

*	An “interested person” (as defined in Section 2(a)(19) of the 1940 Act).

EXECUTIVE OFFICERS

Separate Account (B) has five executive officers: Michael P. Coffey, Lynne Gugenheim, Dennis R. Hemme, Marilou R. McGirr and D. Craig Mense. Information regarding the executive officers is contained in the table on pages 4 and 5 of this SAI. Other than Mr. Mense, the officers of Separate Account (B) are elected annually for terms of one year or until their respective successors are elected and qualified. In his capacity as Chief Financial Officer for CAC, Mr. Mense also acts as the Principal Financial and Accounting Officer of Separate Account (B).

CODE OF ETHICS

The Committee for Separate Account (B) has adopted a Code of Ethics relating to the personal investing activities of certain Committee members, officers and employees of Separate Account (B), certain directors, officers, and employees of CAC, as the investment adviser for Separate Account (B) (“access persons”) and certain directors, officers and employees of CNA Investor Services, Inc., the underwriter for Separate Account (B). The Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are subject to restrictions on their right to purchase certain securities which may be purchased or held by Separate Account (B). In addition, access persons are required to report their personal securities transactions for monitoring purposes. A copy of the Code of Ethics is on file with the Securities and Exchange Commission (the “SEC”) and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. A copy of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request made to publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. At no charge, copies of the Codes of Ethics for Separate Account (B), CAC and CNA Investor Services, Inc. may be obtained by contacting CAC at the address or phone number listed on the front cover of the prospectus.

PROXY VOTING POLICIES AND PROCEDURES

A description of Separate Account (B)’s policies and procedures regarding proxy votes relating to portfolio securities is attached as Appendix A. Information regarding how Separate Account (B) voted proxies relating to portfolio securities during the 12-month period ending June 30, 2007 is available without charge, by calling 800-351-3001 and requesting it, or by going to the SEC’s web site at http://www.sec.gov.

INVESTMENT ADVISORY SERVICES

All of the voting securities of CAC are owned by Casualty, a stock casualty insurance company organized under the Illinois Insurance Code, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of Casualty are owned by TCC, located at 333 South Wabash Avenue, Chicago, Illinois 60604. All of the voting securities of TCC are owned by CNA Financial, a Delaware corporation, located at 333 South Wabash Avenue, Chicago, Illinois 60604. Loews Corporation, a Delaware corporation, located at 667 Madison Avenue, New York, New York 10021-8087, owned approximately 89% of the outstanding voting stock CNA Financial as of February 29, 2008.

Pursuant to the Investment Advisory Agreement, CAC provides Separate Account (B) with an investment program. The investment program complies with the investment objectives, policies and restrictions of Separate Account (B) and, in carrying out such program, CAC makes the investment decisions of Separate Account (B) and is responsible for the investment and reinvestment of Separate Account (B)’s assets. CAC performs research, statistical analysis and continuous supervision of Separate Account (B)’s investment portfolio, and CAC also furnishes office space for Separate Account (B) and pays the salaries of the Committee Members who are employed by CAC. In return for its advisory services, Separate Account (B) pays CAC a fee at an annual rate of 0.50 of 1% of the average daily net asset value of Separate Account (B). Fees for investment advisory services were paid to CAC from Separate Account (B) for the past three years as follows: 2007, $211,610; 2006, $195,084 and 2005, $241,836. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Separate Account (B)’s net assets on December 31, 2007, 2006, and 2005, were $43,979,919, $40,223,535, and $42,248,005, respectively.

Pursuant to the Investment Advisory Agreement, CAC no longer receives a monthly service fee from Separate Account (B) for performing various services for Separate Account (B) in addition to those described above related to Separate Account (B)’s investment program. Instead, Separate Account (B) pays the fees and expenses associated with such services directly. Prior to June 1, 2007, Separate Account (B) paid CAC a monthly service fee (computed at the annual rate of 0.33 of 1% of the average daily net asset value of Separate Account (B)) for performing such services. For the period January 1, 2007 through May 31, 2007, the total service fee paid to CAC by Separate Account (B) was $56,022. For 2006 and 2005, the total service fees were $128,756 and $159,612, respectively.

The total investment advisory and service fees paid to CAC from Separate Account (B) for the past three years were as follows: 2007, $267,632; 2006, $323,840 and 2005, $401,448.

The Investment Advisory Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days’ prior written notice. In the event the Investment Advisory Agreement is terminated and another investment adviser cannot be found, the assets of Separate Account (B) may be liquidated. In the event of such liquidation, the interest of any retired participant in Separate Account (B) will be transferred by CAC to its regular reserves, and CAC will pay a fixed annuity for the lifetime of the participant in the same form as the variable annuity held. Participants who are not retired will be offered an option to receive a lump sum settlement or to receive an immediate or deferred fixed annuity. Under Section 1035(a)(3) of the Internal Revenue Code of 1986, no gain or loss will be recognized on the exchange of a variable annuity for the fixed annuity. Liquidation of Separate Account (B) upon termination of the Investment Advisory Agreement may have adverse federal income tax consequences for a participant electing to receive a lump sum settlement since the full amount of the settlement received may be taxable as ordinary income realized in the year of receipt.

Under a separate agreement with Separate Account (B), CNA Investor Services Inc. (“Investor Services”), an affiliate of CAC, acts as principal underwriter of Separate Account (B). CAC pays Investor Services an annual fee of $5,000 to perform underwriting services for Separate Account (B).

Under a separate agreement with Separate Account (B), CAC performs all administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for these functions rendered to Separate Account (B) for each of the years 2007, 2006 and 2005 were $3,077, $3,670 and $4,364, respectively. The agreement covering administrative services does not cover the services covered by the Investment Advisory Agreement.

A participant may make purchase payments as described in the prospectus at any time and under conditions described in the contract from CAC because the offering of the units is continuous.

Before recommending the continuation of the Investment Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Investment Advisory Agreement. The Committee Members also examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other Comparable Funds, the S&P 500/Citigroup Growth Index® and the Standard & Poor’s 500 composite index (with dividend reinvestment). The Committee Members noted that Separate Account (B) had outperformed its benchmark, the S&P 500/Citigroup Growth Index®, for calendar years 2004 through 2007. In addition, the Committee Members reviewed the list of and cost for advisory services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes, determining that CAC’s services and costs compared favorably to the other separate accounts. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). The Committee Members decided that Separate Account (B) benefits from its association with CAC by having these services available to be used by CAC in its management of Separate Account (B)’s portfolio as well as CAC’s other accounts. The Committee Members also considered the fact that CAC sold the vast majority of its life and group businesses in 2004 and is no longer soliciting sales in the remaining life and group businesses and the effect that this would have on its ability to advise Separate Account (B) effectively. The Committee Members also noted that the net assets of Separate Account (B) were expected to decrease over the upcoming years, and Separate Account (B) could potentially obtain some economies of scale with another adviser that managed multiple funds. The Committee Members pointed out that CAC had a favorable history and relationship with Separate Account (B), a good reputation, the strong qualifications of CAC’s personnel, and that other advisers may not be willing or able to provide the same level of services CAC currently provides at the same or a more favorable cost given the relative small size of Separate Account (B). The Committee Members also took note of the fact that the participants overwhelmingly voted to approve the Investment Advisory Agreement with CAC at the prior year’s Annual Meeting of participants. At the conclusion of its review of all of the factors set forth above, the Committee Members unanimously approved the continuation of the Investment Advisory Agreement on its present terms and conditions at the February 12, 2008 meeting, and recommended that its recommendation be submitted to a vote of the participants at the April 18, 2008 Annual Meeting. The participants last approved the continuation of the Investment Advisory Agreement at the May 11, 2007 Annual Meeting.

CAC believes the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.

PORTFOLIO MANAGER

The portfolio manager for Separate Account (B) is Marilou R. McGirr. Ms. McGirr became the portfolio manager for Separate Account (B) in 2002 after having been Separate Account (B)’s Chairman for four years. In addition, she was Separate Account (B)’s trader from 1991 to 2002 and has more than twenty years of investment experience. Ms. McGirr is also Vice President and Assistant Treasurer of CAC. As such, Ms. McGirr devotes a portion of her time and resources to Separate Account (B).

The Portfolio Manager is primarily responsible for the day-to-day management of portfolios of other accounts. Listed below are the number of other accounts managed by the Portfolio Manager within each of the following categories and the total assets in the accounts managed by the Portfolio Manager within each category:

Registered investment companies:

Number of Accounts: 0

Total Assets Managed: $0

Other pooled investment vehicles:

Number of Accounts: 0

Total Assets Managed: $0

Other accounts:

Number of Accounts: 65

Total Assets Managed: $2.6 billion

The advisory fee for Separate Account (B) is not based on the performance of any of the accounts listed above. Furthermore, only in extremely rare instances might a material conflict of interest that arise in connection with the Portfolio Manager’s management of Separate Account (B)’s investments, on the one hand, and the investments of the other accounts listed above (which are also managed by the Portfolio Manager), on the other.

Ms. McGirr does not receive any compensation directly from Separate Account (B) or any other account listed above. Separate Account (B), however, does pay certain fees to CAC, which pays 100% of Ms. McGirr’s compensation (e.g., salary, annual incentive bonus, long-term incentive compensation, retirement plans and other welfare and benefit plan arrangements). Ms. McGirr’s salary is fixed while her compensation from the annual incentive bonus and long-term incentive compensation varies depending on Ms. McGirr’s contributions to CNA Financial and CNA Financial’s financial results. None of Ms. McGirr’s compensation is directly based on the performance of Separate Account (B) or any of the other accounts listed above on either a pre-tax or after-tax basis nor is it based on the value of assets held in Separate Account (B) or any other accounts listed above. However, the performance of Separate Account (B) and the other accounts, as well as Ms. McGirr’s compliance with such accounts’ investment objectives, are a part of Ms. McGirr’s performance plan, which forms a basis for CAC’s determination of Ms. McGirr’s total compensation.

The dollar range of equity securities in Separate Account (B) beneficially owned by the Portfolio Manager as of December 31, 2007 is: none.

SECURITIES CUSTODIAN

The custodian of Separate Account (B)’s portfolio securities is JPMorgan Trust Company, N.A., 227 West Monroe Street, 27th Floor, Chicago, Illinois 60606. The Custodian is responsible for maintaining Separate Account (B)’s assets and keeping all necessary accounts and records of Separate Account (B)’s assets.

The custodian does not perform any managerial or policy-making functions for Separate Account (B).

EXPERTS

The statutory basis financial statements of Continental Assurance Company as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 included in this Statement of Additional Information and incorporated by reference in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on such statutory-basis financial statements; includes an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation-Division of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and have been so included and incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Continental Assurance Company Separate Account (B) as of December 31, 2007 and for each of the periods in the two year period then ended incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and have been incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

BROKERAGE ALLOCATIONS

Officers and employees in the Investment Department of CAC are primarily responsible for making portfolio decisions for Separate Account (B) and for placing brokerage business of Separate Account (B). Separate Account (B) has paid the following brokerage fees and commissions in connection with portfolio transactions: 2007, $29,843; 2006, $73,821 and 2005, $104,782.

In selecting brokers to execute portfolio transactions, CAC’s primary criterion in selecting a broker or dealer to execute portfolio transactions is the expected ability of such broker or dealer to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, CAC may give preference to those brokers who provide statistical research, assistance in pricing portfolio securities or other services. Commissions on all transactions will be negotiated, and the primary basis of the commission agreed to by CAC will be the quality of execution.

The Company will seek to act in a fair and reasonable manner in allocating suitable investment and trading opportunities among the Separate Account and any other accounts managed by CAC, its parent company or any of its affiliates, but the Separate Account acknowledges that equality of treatment cannot be assured in all situations. When CAC determines that it would be appropriate for the Separate Account and any such other accounts to participate in an investment opportunity, CAC is authorized to place orders for the Separate Account and each such other account simultaneously, and if all such orders are not filled at the same price, CAC may cause the Separate Account to pay or receive a price that is no less favorable than the average of the prices at which the orders were filled for the Separate Account and the other managed accounts. If all such orders cannot be fully executed under the prevailing market conditions, CAC may allocate among the Separate Account and such other accounts the orders that are capable of being executed in a fair and equitable manner. No such orders occurred during 2007.

CALCULATION OF PERFORMANCE DATA

In computing the end-of-period values listed below of a hypothetical investment in Separate Account (B), average annual total return (“Average Return”) was calculated by dividing the ending unit value by the beginning unit value raised to the l/nth power and then subtracting one (with “n” equaling the number of years). Fees based on a percentage of the purchase payment were subtracted at the beginning of the specified period. Annual account fees, where applicable, were deducted at the end of each year.

LEVEL DEDUCTION CONTRACT FOR 403(b) PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

12.55% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-07	13.53% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-07	5.48% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-07
$1,125.48	$1,885.88	$1,705.71

GRADED DEDUCTION CONTRACT FOR 403(b) PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

10.74% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-07	12.22% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-07	4.06% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-07
$1,107.45	$1,780.09	$1,489.36

HR-10 PLANS

If you invested $1,000 in Separate Account (B) at the beginning of the applicable time period and surrendered your contract at the end of the applicable time period, the amount of money you would have received based on the Average Return indicated is as follows:

11.23% AVERAGE RETURN FOR 1 YEAR PERIOD ENDING ON 12-31-07	13.30% AVERAGE RETURN FOR 5 YEAR PERIOD ENDING ON 12-31-07	5.20% AVERAGE RETURN FOR 10 YEAR PERIOD ENDING ON 12-31-07
$1,112.31	$1,866.68	$1,660.34

UNDERWRITING

CNA Investor Services Inc., an affiliate of CAC, may be deemed to be the principal underwriter for Separate Account (B). CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B). The Contracts were offered by employees and licensed agents and brokers of CNA Investor Services, Inc., who may be deemed to be “underwriters” under the Securities Act of 1933. Commissions to such persons on the sale of the Contracts may be considered “underwriting commissions”. The Contracts are no longer being offered.

TRANSFERS BETWEEN SEPARATE ACCOUNT (B) AND FIXED INCOME ACCOUNTS

Although Separate Account (B) does not have any sub-accounts, Separate Account (B) has certain participants who may have the ability to transfer funds to and from a fixed income option offered by CAC’s general account if their group contract permits it. Separate Account (B) does not have any arrangement with any person to permit frequent transfers of contract value among sub-accounts (of which there are none) or frequent transfers to and from the fixed income option. Furthermore, neither Separate Account (B) nor any other party receives any compensation or other consideration for such arrangements, as there are no such arrangements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The portfolio holdings of Separate Account (B) (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising Separate Account (B)’s portfolio shall not be disclosed to any person (except those persons who are employed by CAC or one of its affiliates and need to know such information to perform their duties), except as required by applicable laws, rules, and regulations. Examples of such required disclosure (which may include confidential information) include, but are not limited to, disclosure of Separate Account (B) portfolio holdings (1) in a filing or submission with the SEC, or insurance regulators, or other regulatory bodies, (2) in connection with seeking recovery on securities in a federal bankruptcy case, (3) in connection with a lawsuit, (4) as required by court order, (5) rating agencies, (such as Standard & Poor’s, Moody’s Investor Services, A.M. Best Company and Fitch Ratings), (6) Separate Account (B)’s custodian JPMorgan Trust Company, N.A. or (7) brokers who provide investment coverage to Portfolio Manager for purpose of providing investment advice (such as Bear Stearns & Co., Inc. Citigroup Global Markets, Credit Suisse First Boston Corporation, Goldman Sachs & Co., Lehman Brothers Inc., and Deutsche Bank Securities, LLC).

No person is authorized to disclose Separate Account (B)’s portfolio holdings or other investment positions except in accordance with the policy set forth above. In addition, no person is authorized to make disclosure pursuant to the policy if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Separate Account (B)’s Chief Compliance Officer, in conjunction with CAC’s management, may determine not to disclose portfolio holdings or other investment positions comprising Separate Account (B) to any person who would otherwise be eligible to receive such information under the policy, or may determine to make such disclosures publicly.

Neither Separate Account (B), CAC, nor any other person may pay or receive any compensation or other consideration of any type to or from any other person for the purpose of obtaining disclosure of Separate Account (B)’s portfolio holdings or other investment positions.

Any exceptions to the above policy must be approved by Separate Account (B)’s Chief Compliance Officer, after consultation with at least two of the disinterested Committee members.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

of Continental Assurance Company

Chicago, Illinois

We have audited the accompanying statements of admitted assets, liabilities and capital and surplus—statutory basis of Continental Assurance Company (the “Company”) (a wholly-owned subsidiary of The Continental Corporation, which is a wholly-owned subsidiary of CNA Financial Corporation, an affiliate of Loews Corporation) as of December 31, 2007 and 2006, and the related statements of operations—statutory basis, changes in capital and surplus—statutory basis, and cash flows—statutory basis for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements—statutory basis of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements—statutory basis referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements—statutory basis referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, on the basis of accounting described in Note 2.

Our 2007 audit was conducted for the purpose of forming an opinion on the basic financial statements— statutory basis taken as a whole. The supplemental schedules of selected financial data, investment risk interrogatories, summary investment schedule, and the supplemental schedule Y as of and for the year ended December 31, 2007 are presented for complying with the National Association of Insurance Commissioners’ Instructions to Annual Audited Financial Reports and are not a required part of the basic 2007 financial statements—statutory basis. This additional information is the responsibility of the Company’s management. Such information has been subjected to the auditing procedures applied in our audit of the basic 2007 financial statements—statutory basis. The effects on these schedules of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Accordingly, in our opinion, such schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the information shown therein. However, in our opinion, such schedules are fairly stated in all material respects when considered in relation to the basic 2007 financial statements—statutory basis taken as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 18, 2008

CONTINENTAL ASSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

STATUTORY BASIS

DECEMBER 31 (in thousands of dollars, except share data)	2007	2006
ADMITTED ASSETS
Investments:
Bonds (NAIC fair value: $1,819,059 and $2,026,491)	$1,746,981	$1,924,829
Preferred stocks (NAIC fair value: $280,805 and $322,005)	277,893	293,702
Mortgage loans	409	433
Real estate (net of accumulated depreciation: $12,662 and $163,826; encumbrances: $9,945 and $9,939)	(1,442)	99,163
Policy loans	78	135
Receivables for securities sold	451	457
Other invested assets	18,144	18,572
Cash and short-term investments	58,901	121,306

TOTAL INVESTMENTS AND CASH	2,101,415	2,458,597

Insurance receivables	27	279
Reinsurance recoverables	39,291	34,515
Net deferred tax asset	9,019	5,705
Federal income tax recoverable from CNAF	3,700	—
Accrued investment income	25,006	29,917
Receivable from parent, subsidiaries and affiliates	5	2
Other assets	22,903	4,300
Separate Account business	1,921,321	1,948,299

TOTAL ADMITTED ASSETS	$4,122,687	$4,481,614

LIABILITIES, CAPITAL AND SURPLUS
Liabilities:
Insurance reserves:
Life policies	$1,572,009	$1,566,286
Accident and health policies	41,491	20,696
Claims	19,811	40,917
Deposit administration funds	128,755	232,332
Other policyholders’ funds	200	232
Payable to parent, subsidiaries and affiliates	10,363	268
Other liabilities	54,540	55,588
Federal income taxes payable to CNA Financial Corporation	—	1,833
Asset valuation reserve (AVR)	55,606	78,735
Interest maintenance reserve (IMR)	45,949	51,897
Separate Account business	1,722,773	1,746,190

TOTAL LIABILITIES	3,651,497	3,794,974

Capital and surplus:
Common stock ($5 par value; authorized 4,500,000 shares; issued and outstanding 4,366,173 shares in 2007 and 2006)	21,831	21,831
Paid-in and contributed surplus	334,374	334,374
Unassigned surplus	114,985	330,435

TOTAL CAPITAL AND SURPLUS	471,190	686,640

TOTAL LIABILITIES, CAPITAL AND SURPLUS	$4,122,687	$4,481,614

See accompanying Notes to Financial Statements - Statutory Basis

CONTINENTAL ASSURANCE COMPANY

STATEMENTS OF OPERATIONS

STATUTORY BASIS

YEARS ENDED DECEMBER 31 (in thousands of dollars)	2007	2006	2005
Revenues:
Premiums and annuity considerations	$2,814	$8,537	$10,936
Net investment income (net of investment expenses: $22,641, $33,491 and $39,707)	147,191	156,588	156,339
Commissions and expense allowances on reinsurance ceded	10,068	9,870	24,566
Other (including accretion of IMR: $9,384, $12,902 and $16,449)	33,151	86,958	93,415

TOTAL REVENUES	193,224	261,953	285,256

Benefits and expenses:
Death, disability, surrender and withdrawals, and other benefits	153,927	207,355	181,138
Increase (decrease) in insurance reserves	26,518	3,403	(9,470)
Commissions and expense allowances on reinsurance assumed	10,119	9,386	22,569
Other operating expenses (benefits)	3,966	(3,562)	32,063
Net transfer from Separate Account business	(53,948)	(56,752)	(56,197)

TOTAL BENEFITS AND EXPENSES	140,582	159,830	170,103

Operating income before dividends to policyholders, income taxes and net realized capital gains	52,642	102,123	115,153
Dividends to policyholders	(4,202)	(1,595)	(1,901)

Operating income before income taxes and net realized capital gains	56,844	103,718	117,054
Income tax expense (benefit) on operating income	7,579	14,229	35,729

Income before net realized capital gains	49,265	89,489	81,325
Net realized capital losses (net of income tax benefit (expense) of $0, $0 and ($5,980) and transfers to (from) IMR of $3,435, ($2,055) and ($7,022)	(22,005)	(22,115)	(16,664)

NET INCOME	$27,260	$67,374	$64,661

See accompanying Notes to Financial Statements - Statutory Basis

CONTINENTAL ASSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

STATUTORY BASIS

YEARS ENDED DECEMBER 31 (in thousands of dollars)	2007	2006	2005
CAPITAL AND SURPLUS, JANUARY 1	$686,640	$627,002	$1,176,700

Net income	27,260	67,374	64,661
Add (deduct) changes in:
Net unrealized capital gains, net of taxes of $144, ($613) and ($362)	380	1,181	663
Net unrealized capital losses in Separate Accounts	(16,111)	(16,577)	(8,848)
Net deferred income taxes	(2,098)	15,940	31,153
Non-admitted assets and other	2,659	(29,214)	(15,136)
Asset valuation reserve	23,129	5,790	3,478
Deferred losses on life and annuity businesses	(669)	(669)	(669)
Surplus withdrawn from Separate Accounts during period	—	15,813	—
Dividend to parent	(250,000)	—	(625,000)

CAPITAL AND SURPLUS, DECEMBER 31	$471,190	$686,640	$627,002

See accompanying Notes to Financial Statements - Statutory Basis

CONTINENTAL ASSURANCE COMPANY

STATEMENTS OF CASH FLOWS

STATUTORY BASIS

YEARS ENDED DECEMBER 31 (In thousands of dollars)	2007	2006	2005
Cash from Operations
Premiums collected, net of reinsurance	$3,064	$11,414	$28,298
Net investment income	150,841	158,490	157,271
Miscellaneous income	21,285	27,567	68,570

Total	175,190	197,471	254,139

Claims and benefits paid	(176,494)	(206,011)	(214,381)
Commissions, expenses paid and aggregate write-ins for deductions	(20,471)	(23,353)	(52,798)
Dividends to policyholders	4,171	1,586	1,591
Net transfer from Separate Accounts	114,661	604,118	305,201
Federal income taxes, excluding tax on capital losses	(12,753)	(21,881)	(48,005)

Total	(90,886)	354,460	(8,392)

Net Cash from Operations	84,304	551,930	245,747

Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	570,989	1,156,599	1,158,525
Stocks	54,784	15,567	—
Other proceeds	756	1,104	2,063
Net gains on short-term investments	(7)	(2)	(87)

Total investment proceeds	626,522	1,173,268	1,160,501

Cost of investments acquired:
Bonds	(395,592)	(716,618)	(1,246,900)
Stocks	(50,515)	(272,666)	—
Other	(6,045)	(57,131)	(5,387)

Total investments acquired	(452,152)	(1,046,414)	(1,252,287)

Decrease in policy loans	58	362	682

Net Cash from (used for) Investments	174,428	127,215	(91,104)

Cash from Financing and Miscellaneous Sources
Dividends paid to parent	(147,496)	—	(625,000)
Net withdrawals on deposit-type contracts and other insurance liabilities	(167,536)	(649,388)	(308,423)
Other cash applied	(6,105)	8,529	75,061

Net Cash used for Financing and Miscellaneous Sources	(321,137)	(640,859)	(858,362)

Reconciliation of Cash and Short-term Investments
Net change in cash and short-term investments	(62,405)	38,286	(703,719)
Cash and short-term investments:
Beginning of year	121,306	83,020	786,739

End of year	$58,901	$121,306	$83,020

Non-cash transactions
Non-cash invested assets exchanged for other non-cash invested assets	$44,184	$66,672	$93,317
Asset category reclass	$—	$268,324	$—
Real estate property dividends	$102,504	$—	$—

See accompanying Notes to Financial Statements - Statutory Basis

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 1. NATURE OF OPERATIONS

Continental Assurance Company (Assurance, or the Company) is a wholly owned subsidiary of Continental Casualty Company (Casualty), a property and casualty insurance company, which is a wholly owned subsidiary of The Continental Corporation (TCC). TCC is wholly owned by CNA Financial Corporation (CNA). Loews Corporation (Loews) owned approximately 89% of the outstanding common stock of CNA at December 31, 2007.

Assurance is a life insurance company domiciled in the State of Illinois and is licensed to do business in all 50 states, the District of Columbia, the U.S. Virgin Islands, Guam and Puerto Rico. Assurance marketed and underwrote insurance products designed to satisfy the life, health insurance and retirement needs of individuals and groups. Products available in individual policy form included annuities as well as term and universal life insurance. Products available in group policy form included life insurance, pension products and accident and health insurance.

During 2003, CNA completed a strategic review of its operations and decided to concentrate its efforts on the property and casualty business. As a result of this review, the following actions in relation to CNA’s insurance operations were taken:

On April 30, 2004, Assurance sold its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. The Company’s structured settlement businesses were excluded from the sale. As part of this transaction, the outstanding stock of Valley Forge Life Insurance Company (VFL), a wholly owned subsidiary of the Company, was sold.

On December 31, 2003, Casualty sold the majority of its group benefits business. The business sold included group life and accident, short and long term disability and certain other products. The Company’s specialty medical businesses were excluded from the sale.

The Company’s remaining businesses are in runoff and new customers are not being accepted except where contractually required. The Company will continue to honor existing contracts and will manage them in a runoff status. Product lines in runoff include structured settlement annuities, single premium group annuities, Guaranteed Investment Contracts (GICs), pension investment funds, Index 500 product (guarantees the return on the S&P 500 index plus an enhancement), and group reinsurance. During 2004, the Company wrote new accounts and accepted premiums on existing accounts for its Specialty Medical business. However, that business was sold to Aetna Life Insurance Company through 100% coinsurance in January 2005. Consideration from the sale was $9.5 million.

The Company had no operating subsidiaries as of December 31, 2007. The significant operating subsidiaries of Assurance as of December 31, 2003 consisted of VFL and CNA International Life Company, SPC Limited (CILC), a Cayman Islands segregated portfolio company. In 2004, the Company sold VFL and CILC to Swiss Re Life and Health America (Swiss Re) in conjunction with the sale of its individual life insurance business.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The Company’s statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation – Division of Insurance (Illinois Department), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The Illinois Department has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of their statutory accounting practices. In addition, the Illinois Department may permit specific accounting practices that deviate from prescribed accounting practices.

These statutory–basis financial statements were prepared in conformity with NAIC SAP, which differ from GAAP. The more significant differences relevant to Assurance are as follows:

(a)	Investments in bonds are generally carried at amortized cost, while under GAAP, they are carried at fair value based on their classification as either available for sale or trading;

(b)	Investments in common stocks are valued as prescribed by the Securities Valuation Office (SVO) of the NAIC, while under GAAP, common stocks are reported at fair value;

(c)	Under NAIC SAP, policy acquisition costs, such as commissions, premium taxes and other underwriting expenses related to acquiring new business, are expensed as incurred, whereas the related premium written is taken into income on a pro rata basis over the periods covered by the policies. Under GAAP, costs which are related to and vary directly with the production of new business are capitalized and amortized as premium is earned;

(d)	Under NAIC SAP, a provision for deferred taxes on temporary differences between the reporting and tax basis of assets and liabilities is recognized directly through surplus subject to limitations as to the amount of deferred tax assets that may be reported as an admitted asset. Under GAAP, changes in deferred taxes are included in the income tax provision in the income statement;

(e)	Policy reserves under NAIC SAP are based on mortality and interest assumptions prescribed or permitted by statute, without consideration of withdrawals, whereas under GAAP, these reserves are based on the Company’s estimate of mortality, interest and withdrawals. Changes in reserves due to significant changes in valuation bases are recorded directly as an adjustment to unassigned surplus rather than an inclusion in the determination of net income under GAAP;

(f)	Asset Valuation Reserve (AVR) and Interest Maintenance Reserve (IMR) are established in the statutory-basis financial statements. AVR is intended to establish a reserve to offset potential credit-related investment losses. IMR defers recognition of the realized capital gains and losses resulting from changes in the general level of interest rates. For GAAP, these realized gains and losses are recognized when incurred;

(g)	Assets are reported under NAIC SAP at “admitted-asset” value and “non-admitted” assets are excluded through a charge against surplus, while under GAAP, “non-admitted assets” are reinstated to the balance sheet, net of any valuation allowance;

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

(h)	Premium receipts and benefits on universal life-type and deferred annuity contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type and deferred annuity contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type and deferred annuity contracts are considered deposits and are recorded as interest-bearing liabilities;

(i)	Under NAIC SAP, Insurance reserves in the statutory-basis financial statements are reported net of reinsurance. Under GAAP, the balance sheet reports reinsurance recoverables, including amounts related to incurred but not reported (IBNR) and prepaid reinsurance premiums, as assets;

(j)	Comprehensive income and its components are not presented in the statutory-basis financial statements, whereas under GAAP, comprehensive income is disclosed and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of equity;

(k)	Under NAIC SAP, insurance activities of the Company’s separate accounts such as sales, underwriting and contract administration, premium collection and payment of premium taxes, claims and benefits are accounted for as transactions of the general account. Under GAAP, separate accounts that meet the requirements for separate account presentation, under Statement of Position (SOP) 03-1, are presented as a single line item on the balance sheet and income statement of the general account. Those that do not meet the separate account definition, under SOP 03-1, are accounted for along with similar line items of the balance sheet and income statement of the general account;

(l)	Under NAIC SAP, the change in provision for reinsurance is charged or credited directly through surplus. Under GAAP, the allowance for uncollectible reinsurance recoverable is recorded as a charge against income; and

(m)	Under NAIC SAP, investments in derivative securities not designated as hedges are carried at fair value with changes in fair value reported in unrealized gains or losses while under GAAP, changes in fair value are reported in realized gains or losses.

Use of Estimates – The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates.

Investments – U.S. dollar denominated bonds with NAIC designations 1 through 5, except for U.S. Treasury Inflation Protected Securities (TIPS), and short-term investments with ratings equivalents to NAIC designations 1 through 5, are stated at amortized cost. Based on guidance from the Emerging Accounting Issues Working Group INT 01-25 – Accounting for U.S. Treasury Inflation-Indexed Securities, TIPS are stated at amortized cost including the effects of inflation adjustments. Foreign currency denominated securities with NAIC designations 1 through 5 are recorded at amortized cost based on the U.S. dollar equivalent values using exchange rates at the balance sheet date. Bonds and short-term investments with NAIC designation 6 are stated at the lower of fair value or amortized cost.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

Bonds, except for those containing call provisions, are amortized using the scientific (constant yield) interest method. Bonds containing call provisions are amortized to the call or maturity date, whichever produces the lowest asset value (yield-to-worst method). Short-term investments are amortized on a straight-line basis. Any amortization of premiums and accretion of discount is included in net investment income.

Common stocks, other than investments in stocks of subsidiaries and affiliates, are stated at NAIC fair value as provided by the SVO. Preferred stocks with NAIC designations 1 through 3 are stated at amortized cost. Preferred stocks with NAIC designations of 4 through 6 are stated at the lower of amortized cost or the value as prescribed by the SVO, which approximates fair value.

Unrealized gains and losses resulting from differences between book value and carrying value, including TIPS inflation adjustments and changes in the balance sheet values of foreign currency denominated securities due to fluctuations in foreign currency exchange rates, are credited or charged to unassigned surplus, net of the effects of income taxes.

Loan-backed securities with NAIC designations 1 through 5 are stated at amortized cost. Whereas, those with the NAIC designation 6 are stated at the lower of fair value or amortized cost. Loan backed securities are revalued with new prepayment assumptions using either the retrospective or prospective adjustment methodologies. Fixed rate loan-backed securities are revalued using the retrospective adjustment methodology. Variable rate loan-backed securities are revalued using the prospective adjustment methodology.

Unrealized gains and losses resulting from loan-backed securities that are carried at fair value are credited or charged to unassigned surplus, net of the effects of income taxes. The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from broker dealer survey values or internal estimates. The Company primarily uses fair values provided by outside pricing services in determining the fair value of its loan-backed securities.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

The Company accounts for investments in joint ventures, partnerships and limited liability companies using the equity method, in accordance with SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies (SSAP No. 48), with changes in fair value recorded as unrealized gains and losses. Distributions received from these investments are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributed to the investee. Distributions declared in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. These investments are included in other invested assets in the statements of admitted assets, liabilities and capital

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

and surplus – statutory basis. The statement value of limited partnership positions at December 31, 2007 and 2006 was $1.3 million and $1.6 million, respectively. The Company has no investments in joint ventures, partnerships, and limited liability companies that exceed 10% of its admitted assets at December 31, 2007 or 2006.

The Company uses derivatives in the normal course of business, primarily to reduce its exposure to risks (principally, interest rate risk, equity price risk and foreign currency risk) related to various assets and liabilities. The Company uses derivatives, which are reported in other invested assets, for hedging, income generation or replication purposes. The determination between the use of hedge accounting and fair value accounting is made for each individual instrument. The contractual or notional amounts for derivatives are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments.

Investments in derivative securities not accounted for as hedging transactions are carried at fair value with changes in fair value reported in unrealized gains or losses. The fair value of derivatives generally represents the estimated amounts that the Company would expect to receive or pay upon termination of the contracts at the reporting date. Broker quotes are available for substantially all of the Company’s derivatives. For derivative instruments which are not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments.

Investments are written down to estimated fair values when a decline in value is determined to be other than temporary. The amount of the write-down is recognized as a realized loss. See Note 3 – Investments, for details of the Company’s impairment analysis policies.

All securities transactions are recorded on the trade date except for bank loan participation and certain mortgage backed securities traded on a to-be-announced (TBA) basis, which are recorded on the settlement date. Realized investment gains and losses are determined on the basis of the cost or amortized cost of the specific securities sold.

Policy loans are carried at the unpaid principal balances.

Mortgage loans are stated at aggregate unpaid principle balance less deferred origination and commitment fees. Accrued interest on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due and accrued with amounts over 90 days past due is non-admitted. There was no investment income due and accrued non-admitted at December 31, 2007, 2006 or 2005.

Investments in real estate are stated at the lower of depreciated cost or fair value less encumbrances.

Securities Lending – The Company lends securities to unrelated parties, primarily major brokerage firms. The Company requires collateral of at least 102% of the fair value of the securities loaned which may consist of cash, cash equivalents, or fixed income securities. The collateral received is not available (restricted) for the general

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

use of the Company and, therefore, is not reflected on the balance sheet. The fair value of securities on loan was $23.6 million and $32.1 million at December 31, 2007 and 2006.

Investments on Deposit – The Company may from time to time invest in securities that may be restricted in whole or in part. Securities on deposit with governmental and non-governmental authorities, as required by law, amounted to $12.7 million and $12.3 million at December 31, 2007 and 2006, respectively. As of December 31, 2007 and 2006, the Company did not hold any significant positions in investments whose sale was restricted, other than those discussed above

Hybrid Securities – During 2006 and 2007, the NAIC established new short-term guidance regarding the appropriate reporting/classification of certain securities (hybrid securities) on insurers’ Schedule D. The discussions were primarily focused on determining the appropriate charge for risk-based capital (RBC) and AVR for these securities. The short-term guidance is effective for reporting periods beginning December 31, 2006 and thereafter. In compliance with this guidance, the Company reported certain long-term bonds as preferred stock to allow RBC and the AVR schedules to utilize the preferred stock factors. The Company owned $240.1 million and $256.9 million of hybrid securities as of December 31, 2007 and 2006, respectively.

Premiums – Premiums are generally recognized as revenue when due, after provision for estimated adjustments on retrospectively rated policies and deductions for ceded insurance. Life premiums are recognized as income over the premium-paying period of the related policies. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Annuity considerations and other fund deposit fees for contracts with life contingencies are generally recognized as revenue when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly as a liability.

Reserves for Life Contingent Products and Deposit-type Funds – Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Policy reserves for traditional and flexible premium insurance are computed principally by using the Commissioners’ Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates ranging from 2.25% to 6.00% and mortality assumptions as prescribed by regulatory authorities. Reserves for annuities and deposit administration contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest rates and mortality assumptions computed on the basis of interest rates ranging from 2.00% to 11.25%. Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined based upon statutory regulations.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During the years ended December 31, 2007, 2006 and 2005, withdrawals net of deposits of $167.5 million, $649.4 million and $308.4 million were reflected in Net Deposits on Deposit-Type Contracts and Other Insurance Liabilities in the statutory-basis statement of cash flows. At December 31, 2007, interest rates credited range from 3.71% to 7.69% for GICs. Tabular interest on deposit-type funds is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

Policy reserves for group life and accident and health insurance include claim reserves and unearned premiums. Claim reserves, including incurred but not reported claims, represent management’s estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in determining any potential premium deficiencies.

AVR and IMR – The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company’s holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into income over what would have been the remaining years to maturity of the underlying investment.

Separate Account Business – The Company maintains non-indexed, non-guaranteed deferred variable annuities, GICs, single premium group annuities, experience-rated group annuities, and CNA Index 500 group qualified pension contracts. Separate account assets and liabilities are legally segregated and recorded in the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus as assets and liabilities of the separate accounts.

The assets of separate accounts containing non-indexed, non-guaranteed deferred variable annuities are carried at fair value and consist primarily of common stock, options and short-term notes held by the Company for the benefit of contract holders. The statutory reserves for these products consist of the fund value. Deposits received from, and benefits paid to, separate account contract holders are recorded as an increase in, or a direct charge to, policy reserves. Investment income and realized and unrealized capital gains and losses related to the assets in these separate accounts are reflected in the contractholder’s fund value.

The assets of the separate account containing single premium group annuities, GICs and experience-rated group annuity contracts mainly consist of long term bonds. The statutory reserves for the single premium group annuities are the present value of future expected benefit payments. The statutory reserves for the GICs are their account values. The experience-rated group annuity contracts have a 4% minimum guaranteed rate, with crediting rates are determined each year based on investment experience of the assets assigned to these contracts. Crediting rates are determined either prospectively or retrospectively, depending on the contract. Participant-directed withdrawals are deducted from the contractholder’s account value. The statutory liabilities of these experience-rated contracts are carried at their account values.

The assets of the separate account containing CNA Index 500 group contracts consist primarily of long term bonds, limited partnerships, and short-term notes. The statutory reserves for the CNA Index 500 contracts equal their account values.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (Continued):

Mortality, policy administration, profit and surrender charges to all separate accounts are included in revenue in the statutory-basis statements of operations and, in the case of experience rated separate accounts reduce the value of the contractholder’s account or fund value.

Significant, New and Pending Accounting Standards

In 2006, the NAIC adopted SSAP No. 95 – Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 –Nonmonetary Transactions. SSAP 95 is effective for such exchanges occurring in fiscal periods beginning on or after January 1, 2007. The adoption of this statement did not have an impact on Assurance’s income or surplus.

In 2006, the NAIC adopted SSAP No. 96 – Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25. – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties. SSAP 96 is effective December 31, 2007. The adoption of this statement did not have an impact on Assurance’s income or surplus.

In 2007, the NAIC adopted SSAP No. 97 which defines the appropriate carrying value for SCA’s and is effective for periods ending December 31, 2007 and thereafter. The adoption of this statement did not have an impact on Assurance’s income or surplus.

NOTE 3. INVESTMENTS

For those securities carried at other than cost or amortized cost, net unrealized gains (losses) are reflected in unassigned surplus, net of tax. Net unrealized gains (losses) before tax at December 31, 2007 and 2006 are shown below by investment category:

December 31 (in thousands of dollars)	2007	2006
Bonds	$837	$642
Other invested assets	(47)	(376)

Total net unrealized gains (losses)	$790	$266

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

The statement value and NAIC fair value of bonds and the related gross unrealized gains and losses were as follows:

December 31, 2007 (in thousands of dollars)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	NAIC Fair Value
United States Treasury securities and obligations of government agencies	$75,058	$17,011	$—	$92,069
States, municipalities and political subdivisions	10,307	1,820	17	12,110
Asset-backed securities	648,461	956	29,481	619,936
Corporate securities	874,377	72,661	7,440	939,598
Other debt securities	138,778	16,670	102	155,346

Total	$1,746,981	$109,118	$37,040	$1,819,059

December 31, 2006 (in thousands of dollars)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	NAIC Fair Value
United States Treasury securities and obligations of government agencies	$84,743	$14,882	$—	$99,625
States, municipalities and political subdivisions – tax exempt	9,519	1,825	10	11,334
Asset-backed securities	801,821	586	20,768	781,639
Corporate securities	872,075	89,027	123	960,979
Other debt securities	156,671	16,307	64	172,914

Total	$1,924,829	$122,627	$20,965	$2,026,491

A summary of proceeds from sales is as follows:

Years ended December 31 (in thousands of dollars)	2007	2006	2005
Bonds	$515,098	$775,407	$996,998
Stocks and other invested assets	55,533	16,669	1,976

Total	$570,631	$792,076	$998,974

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

Gross realized gains and losses from investment securities consisted of the following:

Year ended December 31, 2007 (in thousands of dollars)	Gross Realized Gains	Gross Realized (Losses)	Net Realized Gains (Losses)
Bonds	$10,434	$(18,274)	$(7,840)
Common stocks	—	—	—
Preferred stocks	1,561	(12,957)	(11,396)
Other	1,086	(420)	666

Pre-tax gains (losses)	$13,081	$(31,651)	(18,570)

Capital gains tax expense			—
Transfers to IMR, net of capital gains tax benefit of $1,850			(3,435)

Net capital losses			$(22,005)

Year ended December 31, 2006 (in thousands of dollars)	Gross Realized Gains	Gross Realized (Losses)	Net Realized Gains (Losses)
Bonds	$10,791	$(23,297)	$(12,506)
Common stocks	—	—	—
Preferred stocks	42	(306)	(264)
Other	4,817	(16,217)	(11,400)

Pre-tax gains (losses)	$15,650	$(39,820)	(24,170)

Capital gains tax expense			—
Transfers to IMR, net of capital gains tax of ($1,106)			2,055

Net capital losses			$(22,115)

Year ended December 31, 2005 (in thousands of dollars)	Gross Realized Gains	Gross Realized (Losses)	Net Realized Gains (Losses)
Bonds	$11,303	$(25,970)	$(14,667)
Common stocks	—	—
Preferred stocks	—	—	—
Other	1	(3,040)	(3,039)

Pre-tax gains (losses)	$11,304	$(29,010)	(17,706)

Capital losses tax expense			(5,980)
Transfers to IMR, net of capital gains tax of ($3,781)			7,022

Net capital losses			$(16,664)

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

The statement value and NAIC fair value of the Company’s bonds at December 31, 2007 and 2006 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be called or prepaid with or without call or prepayment penalties.

	2007		2006
December 31 (in thousands of dollars)	Statement Value	NAIC Fair Value	Statement Value	NAIC Fair Value
Due in one year or less	$13,341	$13,368	$13,379	$13,444
Due after one year through five years	139,676	149,283	201,220	211,210
Due after five years through ten years	94,629	105,019	111,159	123,596
Due after ten years	850,874	931,453	797,250	896,602
Asset-backed securities not due at a single maturity date	648,461	619,936	801,821	781,639

Total	$1,746,981	$1,819,059	$1,924,829	$2,026,491

High-yield securities are bonds rated as medium quality or below (categories 3, 4, 5 and 6) by the NAIC. The statement value of high-yield securities held by the Company was $157.1 million and $182.1 million at December 31, 2007 and 2006, respectively. The Company did not have any net unrealized losses (when comparing statement value to book value) on these high-yield at December 31, 2007 and 2006.

The carrying value of investments (other than common stocks) that have not produced income for the last twelve months amounted to $0 at December 31, 2007, 2006, and 2005.

The Company has no wash sales as of December 31, 2007.

The realized capital losses related to investment in restructured debt were $0, $0 and $0.5 million for the years ended December 31, 2007, 2006 and 2005, respectively. The total recorded investment in restructured debt as related to these realized losses was $0 as of December 31, 2007 and 2006. There were no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructuring at December 31, 2007 and 2006. There was no activity in the allowance for credit losses account.

The Company accrues interest on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest that is delinquent greater than 90 days is non-admitted and reported as a direct charge to surplus. Interest income on non-performing loans is generally recognized on a cash basis.

Impairments of Investments – A significant judgment in the valuation of investments is the determination of when an other-than-temporary decline in value has occurred. The Company follows a consistent and systematic process for recording impairment losses for securities that sustain other-than-temporary declines in value. The Company has established a committee responsible for the impairment process. This committee, referred to as the Impairment Committee, is made up of three officers appointed by the Company’s Chief Financial Officer. The

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

Impairment Committee is responsible for analyzing watch list securities on at least a quarterly basis. The watch list includes individual securities that fall below certain thresholds or that exhibit evidence of impairment indicators including, but not limited to, a significant adverse change in the financial condition and near term prospects of the investment or a significant adverse change in legal factors, the business climate or credit ratings.

When a security is placed on the watch list, it is monitored for further market value changes and additional news related to the issuer’s financial condition. The focus is on objective evidence that may influence the evaluation of impairment factors. The decision to record impairment for a security incorporates both quantitative criteria and qualitative information. The Impairment Committee considers a number of factors including, but not limited to: (a) the length of time and the extent to which the market value has been less than book value, (b) the financial condition and near term prospects of the issuer, (c) the intent and ability of the Company to retain its investment for a period of time sufficient to allow for any anticipated recovery in value, (d) whether the debtor is current on interest and principal payments and (e) general market conditions and industry or sector specific factors. In addition, the Company views an assertion of no intent to hold to be synonymous with intent to sell for purposes of recording an impairment loss.

The Impairment Committee’s decision to record an impairment for a security is primarily based on whether the security’s fair value is likely to remain significantly below its book value in light of all of the factors considered. For securities where an impairment loss is recorded, the security is written down to fair market value and the resulting losses are recognized in realized gains/losses in the statutory-basis statements of operations.

Realized investment losses for the Company’s general account included $25.3 million, $9.6 million and $3.4 million of pretax impairment losses for the years ended December 31, 2007, 2006, and 2005, respectively. Impairment losses for 2007 and 2006 primarily related to securities in the corporate and other taxable bonds sectors.

Impairments related to assets held in the Company’s separate account were $3.3 million, $1.4 million, and $0 for the years ended December 31, 2007, 2006, and 2005, respectively. Impairment losses for 2007 and 2006 primarily related to securities in the corporate and other taxable bonds sectors.

The Company did not recognize any gross unrealized losses on bonds, preferred stocks and non-affiliated common stocks reflected in unassigned surplus as of December 31, 2007 and 2006.

The Company did not recognize any impairment write downs for its investments in joint ventures, partnerships and limited liability companies in 2007, 2006 or 2005.

Assurance recorded a $15 million investment impairment loss in net realized investment losses in the statements of operations – statutory basis for the year ended December 31, 2006. This impairment related to the Home Office building of Assurance at 333 S. Wabash Chicago, IL. During 2006, Assurance determined that the carrying value of this property exceeded the fair value and an impairment was recorded to bring the respective balance down to its estimated recoverable value. The fair value was determined using an appraisal.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

Derivatives – The Company uses derivatives in the normal course of business, primarily to reduce its exposure to market risk (principally interest rate risk, equity stock price risk, credit risk, and foreign currency risk) related to various assets and liabilities. The Company’s principal objective under such market risk strategies is to achieve the desired reduction in economic risk, even if the position will not receive hedge accounting treatment. Hedging transactions are entered into with the intention of, and can be reasonably expected to reduce (a) the risk of economic loss from a change in the value, yield, price, cash flow or quantity of assets or liabilities which the Company has acquired, incurred, or anticipates acquiring or incurring or (b) the risk of economic loss due to changes in the currency exchange rate or the degree of exposure as to assets or liabilities denominated in a foreign currency which an insurer has acquired, incurred, or anticipates acquiring or incurring.

The Company also may use derivatives for purposes of income enhancement or replication. Income enhancement transactions are entered into with the intention of providing enhanced income opportunities or to provide additional yield to a particular portfolio segment or instrument. Income enhancement transactions are limited in scope and primarily involve the sale of covered options. As of December 31, 2007 and 2006, the Company did not have any open written option positions.

Replication (Synthetic Asset) Transactions (RSAT) are derivative transactions entered into in conjunction with other investments to reproduce the investment characteristics of otherwise permissible investments. A derivative transaction entered into by the Company as a hedging or income enhancement transaction shall not be considered a replication transaction. The Company’s use of this type of transaction primarily involves entering into credit default swaps in conjunction with highly rated government or municipal securities in order to replicate the characteristics of the referenced issuer in the credit default swap. The Company did not enter into any RSAT transactions during the years ended December 31, 2007 and 2006.

The Company’s use of derivatives is limited by its own derivative policy and by statutes and regulations promulgated by the various regulatory bodies to which it is subject.

Credit exposure associated with non-performance by the counterparties to derivative instruments is generally limited to the gross fair value of the asset related to the instruments recognized in the statements of admitted assets, liabilities and capital and surplus – statutory basis. The Company mitigates the risk of non-performance by using multiple counterparties and by monitoring their creditworthiness. The Company requires collateral from its derivative investment counterparties depending on the amount of the exposure and the credit rating of the counterparty.

The Company has exposure to economic losses due to interest rate risk arising from changes in the level of, or volatility of, interest rates. The Company attempts to mitigate its exposure to interest rate risk through active portfolio management, which includes rebalancing its existing portfolios or assets and liabilities, as well as changing the characteristics of investments to be purchased or sold in the future. In addition, various derivative financial instruments are used to modify the interest rate risk exposures of certain assets and liabilities. These strategies include the use of interest rate swaps, interest rate caps and floors, options, futures, and forwards. These instruments are generally used to lock in interest rates or unrealized gains, to shorten or lengthen durations of fixed maturity securities or investment contracts, or to hedge (on an economic basis) interest rate risks associated with investments and the Company’s liabilities.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

The Company is exposed to equity price risk as a result of its investment in equity securities and equity derivatives. Equity price risk results from changes in the level or volatility of equity prices, which affect the value of equity securities, or instruments which derive their value from such securities. The Company attempts to mitigate its exposure to such risks by limiting its investment in any one security or index. The Company may also manage this risk by utilizing instruments such as options, swaps, futures and collars to protect appreciation in securities held.

The Company has exposure to credit risk arising from the uncertainty associated with a financial instrument obligor’s ability to make timely principal and/or interest payments. The Company attempts to mitigate this risk by limiting credit concentrations, practicing diversification and frequently monitoring the credit quality of issuers. In addition, the Company may utilize credit derivatives such as credit default swaps to modify the credit risk inherent in certain investments. Credit default swaps involve a transfer of credit risk from one party to another in exchange for periodic payments.

All derivative instruments entered into during the year were for purposes of hedging, income generation or replication. Hedging transactions are documented per the requirements of the Company’s derivative policy and tested for effectiveness at inception and on a quarterly basis until terminated. See Note 2 – Significant Accounting Policies – for a description of the accounting policy for derivatives.

A summary of the aggregate contractual or notional amounts, estimated fair values, and recognized gains or losses related to derivative financial instruments as of and for the years ended December 31, 2007 and 2006 is presented below. The contractual or notional amounts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these instruments.

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2007

(in thousands of dollars)	Contractual/ Notional Amount	Asset/(Liability) Fair Value	Unrealized Gains/(Losses)	Recognized Gains/(Losses)
Credit Default Swap	$30,000	$(169)	$287	$(375)

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2006

(in thousands of dollars)	Contractual/ Notional Amount	Asset/(Liability) Fair Value	Unrealized Gains/(Losses)	Recognized Gains/(Losses)
Credit Default Swap	$30,000	$(457)	$898	$(1,148)

Sub-prime Mortgage Related Risk Exposure – The sub-prime lending sector, also referred to as B-paper, near-prime or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history. The term also refers to

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 3. INVESTMENTS – (Continued):

mortgage-backed securities that cannot be sold on the primary market, including loans on certain types of investment property and to certain types of self-employed individuals.

The Company evaluates its sub-prime exposure using several rules focusing primarily on asset classes including residential mortgage backed securities, collateralized mortgage obligations, commercial mortgage backed securities, asset backed securities, collateralized debt obligations and limited partnerships. Within asset classes, the Company further analyzes those collateral types most commonly associated with sub-prime exposure such as residential class B and C and home equity loans. The Company considers residential mortgages that have been issued by governmental sponsored entities such as GNMA, FNMA and FHLMC as not consistent with risks associated with sub-prime loans. For non-agency issued securities, the Company evaluates the underlying collateral to determine its sub-prime exposure. For collateral types such as whole loans, the Company further evaluates lower level statistics including loan-to-value ratios and FICO scores. At a minimum, the Company reports exposures to sub-prime loans consistent with the collateral defined by each investment’s offering documents. The Company additionally may report sub-prime exposures if it has the ability to make a determination that collateral would not meet the risk characteristics of prime loans. Because the Company does not directly invest in sub-prime loans, specific analysis is performed on the deal structure, level of seniority, loan originators and other indicators which may be available in the offering documents. The analysis and modeling that is done prior to purchasing the security also is an essential part of mitigating investment risk.

As of December 31, 2007, there were no net unrealized losses related to sub-prime investments. For the year ended December 31, 2007, the Company reported no other than temporary impairment losses on its sub-prime investments.

The Company reviews its sub-prime exposure as part of its overall risk management practices. The review of risk includes deal structure analysis, collateral quality evaluation, the periodic modeling of cash flows and stress test scenarios. The Company may use derivatives to hedge sub-prime exposure as market conditions warrant.

As of December 31, 2007, the Company had the following sub-prime exposure through investments other than mortgage loans.

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value	Fair Value	Other Than Temporary Impairment (Losses) Recognized to Date (Including Prior Years)
Residential mortgage-backed securities	$2,973	$2,975	$2,933	$—
Commercial mortgage-backed securities	—	—	—	—
Collateralized debt obligations	—	—	—	—
Structured securities	—	—	—	—
Mortgage related risk exposure in equity investments in SCA entities	—	—	—	—
Other assets	—	—	—	—

Total	$2,973	$2,975	$2,933	$—

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative securities.

Fair values are disclosed for all financial instruments, for which it is practicable to estimate fair value, whether or not such values are recognized in the combined statements of admitted assets, liabilities and capital and surplus – statutory basis. Fair values are determined based on SVO published prices, where current, verified and available. In the absence of SVO published prices, management attempts to obtain quoted market prices. Where quoted market prices are not available, fair values are estimated using present value, independent pricing services, or quoted market prices of comparable instruments. These valuation techniques are significantly affected by management’s assumptions, including discount rates and estimates of future cash flows. Potential taxes and other transaction costs have not been considered in estimating fair values. The estimates presented herein are not necessarily indicative of the amounts that the Company would realize in a current market exchange.

Non-financial instruments such as real estate, property and equipment, deferred income taxes and intangibles, and certain financial instruments such as insurance reserves and leases are excluded from the fair value disclosures. Therefore, the fair value amounts cannot be aggregated to determine the underlying economic value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Policy Loans – The estimated fair values for policy loans are the statutory policy loan amounts since most of the retained loans mature in less than 5 years. The majority of outstanding policy loans are 100% coinsured with Swiss Re Life & Health America, Inc. resulting in an insignificant remaining amount. The net retained policy loans are on a run-off block of business.

General Account Funds – Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the policyholder liability at the reporting date.

Guaranteed Investment Contracts – The estimated fair values for liabilities under guaranteed investment-type insurance contracts are their discounted present value using market interest rates.

Deferred Variable Annuities – The estimated fair values for these contracts are carried at the policyholder liability at the reporting date.

Index 500 Contracts – The estimated fair values for these contracts are carried at the cash surrender values at the reporting date.

Pension Investment Funds – The estimated fair values for these contracts are carried at the policyholder liability at the reported date.

The carrying amounts reported in the statements of admitted assets, liabilities and capital and surplus – statutory basis for cash and invested cash, short-term investments, insurance receivables, reinsurance recoverables,

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS – (Continued):

accrued investment income, receivables for securities sold, federal income taxes recoverable, collateral on loaned securities and derivatives, payables for securities purchased, and certain other assets and other liabilities approximate fair value because of the short-term nature of these items. These assets and liabilities are not listed in the following tables.

The statement values and estimated NAIC fair values of the Company’s financial instruments, assets and liabilities are listed below. Derivative financial instruments are shown in a separate table.

	2007		2006
December 31 (in thousands of dollars)	Statement Value	Estimated NAIC Fair Value	Statement Value	Estimated NAIC Fair Value
Financial assets:
General account
Bonds	$1,746,981	$1,819,059	$1,924,829	$2,026,491
Preferred stocks	277,893	280,805	293,702	322,005
Mortgage loans	409	451	433	462
Policy loans	78	78	135	135
Limited partnerships	1,251	1,251	1,636	1,636
Other invested assets	16,893	16,969	16,936	17,084
Separate account
Bonds	1,133,861	1,190,676	1,154,982	1,220,544
Preferred stocks	131,011	127,670	145,869	152,003
Common stocks	45,348	45,348	43,370	43,370
Limited partnerships	397,209	397,209	346,331	346,331

Financial liabilities:
General account
General account funds	$128,756	$128,524	$233,832	$234,111
Separate account
Guaranteed investments contracts	9,452	9,988	15,038	15,421
Variable annuities	45,410	45,410	51,763	51,763
Index 500	688,257	687,115	650,898	649,868
Pension investment funds	419,004	427,062	429,656	447,609

The fair value of derivatives generally represents the estimated amounts that the Company would expect to receive or pay upon termination of the contracts at the reporting date. Dealer quotes are available for substantially all of the Company’s derivatives. For derivative instruments not actively traded, fair values are estimated using values obtained from independent pricing services, costs to settle or quoted market prices of comparable instruments. For a more comprehensive disclosure concerning derivatives, see Note 3 – Investments.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 5. INCOME TAXES

The Company is included in the consolidated Federal income tax return of Loews, along with its indirect parent company, CNA. CNA has a policy whereby each of its member companies will pay to, or recover from, CNA the amount of Federal income taxes it would have incurred, or been entitled to recover, had the member company filed its own separate stand-alone Federal income tax return.

The Loews consolidated Federal income tax returns have been settled with the Internal Revenue Service through 2005. The tax return for 2005 was settled in 2007. The results of this examination did not affect the financial condition or results of operations of the Company. The tax returns for 2002-2004, including related carry-back claims for refund, were approved by the Joint Committee on Taxation in 2006. As a result, the Company recorded a Federal income tax benefit of approximately $0.9 million, which is reflected in the disclosures below.

The Loews consolidated federal income tax return for 2006 is subject to examination by the IRS. In addition, for 2007 and 2008, the IRS has invited Loews and the Company to participate in the Compliance Assurance Process (CAP), which is a voluntary program for a limited number of large corporations. Under CAP, the IRS conducts a real-time audit and works contemporaneously with the Company to resolve any issues prior to the filing of the tax return. Loews and the Company have agreed to participate. The Company believes that this approach should reduce tax-related uncertainties, if any.

Pursuant to SSAP No.5, Liabilities, Contingencies and Impairment of Assets, at December 31, 2007, there is no unrecognized income tax benefit: 1) that if recognized would affect the effective tax rate and 2) that is reasonably possible of significantly increasing or decreasing within the next 12 months. Furthermore, there are no amounts accrued for interest or penalties at December 31, 2007.

See Supplemental Schedule Y, for a listing of the 80% or more owned domestic affiliates included with CNA in the Loews Federal tax return along with the Company.

The components of the net deferred income taxes at December 31, 2007 and 2006 are comprised of the following:

December 31 (in thousands of dollars)	2007	2006
Total gross deferred tax assets	$175,626	$177,724
Total deferred tax liabilities	(455)	(311)

Net deferred tax asset	175,171	177,413
Deferred tax assets, non-admitted	(166,152)	(171,708)

Net admitted deferred tax asset	$9,019	$5,705

(Increase) decrease in deferred tax assets, non-admitted	$5,556	$(24,991)

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 5. INCOME TAXES – (Continued):

Federal and foreign income taxes incurred consisted of the following major components:

For the years ended December 31 (in thousands of dollars)	2007	2006	2005
Current Federal income tax expense	$4,675	$19,209	$37,328
Prior year adjustments	2,905	(4,980)	4,381
Foreign tax	(1)	—	—

Federal and foreign income taxes incurred – expense	$7,579	$14,229	$41,709

The significant components of the net deferred tax assets (liabilities) at December 31, 2007 and 2006 were as follows:

December 31, (in thousands of dollars)	2007	2006
Deferred tax assets:
Insurance reserves	$42,381	$38,873
Invested assets	13,347	4,332
Receivables	42	269
Capital loss carryforward	114,123	125,940
Other, net	5,733	8,310

Total deferred tax assets	175,626	177,724
Deferred tax assets non-admitted	(166,152)	(171,708)

Total deferred tax assets, admitted	9,474	6,016

Deferred tax liabilities:
Unrealized capital gains	(436)	(292)
Other, net	(19)	(19)

Total deferred tax liabilities	(455)	(311)

Net admitted deferred tax asset	$9,019	$5,705

The changes in net deferred income taxes for 2007, 2006 and 2005 were included the following:

For the years ended December 31 (in thousands of dollars)	2007	2006	Change
Total gross deferred tax assets	$175,626	$177,724	$(2,098)
Total deferred tax liabilities	(455)	(311)	(144)

Net deferred tax asset	$175,171	$177,413	(2,242)

Change in deferred tax on unrealized gains and (losses)			144

Change in net deferred income taxes			$(2,098)

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 5. INCOME TAXES – (Continued):

For the years ended December 31 (in thousands of dollars)	2006	2005	Change
Total gross deferred tax assets	$177,724	$174,435	$3,289
Total deferred tax liabilities	(311)	(13,575)	13,264

Net deferred tax asset	$177,413	$160,860	16,553

Change in deferred tax on unrealized gains and (losses)			(613)

Change in net deferred income taxes			$15,940

For the years ended December 31 (in thousands of dollars)	2005	2004	Change
Total gross deferred tax assets	$174,435	$150,638	$23,797
Total deferred tax liabilities	(13,575)	(21,293)	7,718

Net deferred tax asset	$160,860	$129,345	31,515

Change in deferred tax on unrealized gains and (losses)			(362)

Change in net deferred income taxes			$31,153

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing the difference for the years ended December 31, 2007, 2006 and 2005 were as follows:

For the years ended December 31 (in thousands of dollars)	2007	2006	2005
Provision computed at statutory rate	$13,396	$27,842	$34,772
Tax exempt income deduction	(4)	(2)	(1)
Dividends received deduction	(7)	(59)	—
Amortization of IMR	(1,435)	(5,622)	(9,538)
Other, net	(2,272)	(23,870)	(14,676)

Federal income tax (benefit)	9,678	(1,711)	10,557
Foreign income tax	(1)	—	—

Total income tax expense (benefit)	9,677	(1,711)	10,557
Change in net deferred income taxes	(2,098)	15,940	31,152

Current income tax expense	$7,579	$14,229	$41,709

At December 31, 2007, the Company has taxes available for recoupment in the case of future taxable losses of approximately $4.3 million from 2007; $21.8 million from 2006 and $32.9 million from 2005. In addition, the Company has capital loss carry-forwards of $272.2 million (expiring in 2009), $33.8 million (expiring in 2010), and $20.1 million (expiring in 2011), which can be used to offset future capital gains subject to tax.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 6. INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

During 2007, 2006 and 2005, the Company entered into the following significant related party transactions:

Years ended December 31 (in thousands of dollars)		2007	2006	2005
Company Name	Nature of Transaction
Casualty	Dividend to parent – cash and real estate	$250,000	$—	$—
Casualty	Dividend to parent – cash and securities	—	—	625,000

Total		$250,000	$—	$625,000

The Company is party to the CNA Intercompany Expense Agreement, the terms of which describe how the affiliates will determine, apportion, and settle certain intercompany expenses and allocations. In accordance with the agreement, costs for the following services are shared: marketing, human resources, facilities planning and management, contract administration, treasury and investment, financial reporting, information technology, systems planning and application, legal, underwriting, claims, administrative and other services and such expenses shall include: salaries; rents and facilities; utilities; equipment; data processing; advertising; legal; auditing; and other expenses related to the provision of the services described above. Various allocation bases are employed, including written premium, paid losses, and salaries, to distribute these expenses to a company level.

The Company had a net payable to related parties of $10.4 million and $0.3 million at December 31, 2007 and 2006, respectively.

Casualty and Assurance are parties to a Corporate Guarantee whereby Casualty agrees to cause Assurance to have sufficient cash for the timely payment of claims under certain insurance policies or contracts issued by Assurance so long as Assurance is owned directly or indirectly by CNA.

NOTE 7. BENEFIT PLAN

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by CNA. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by CNA. The Company has no legal obligation for benefits under these plans. CNA allocates amounts to the Company based on allocated payroll/salary ratios. The Company’s share of net expenses for the qualified pension plan was ($0.1) million, $0.1 million and $0.2 million for 2007, 2006 and 2005, respectively, and for other postretirement benefit plans was $0 million, ($0.1) million and ($0.1) million for 2007, 2006 and 2005, respectively.

NOTE 8. CAPITAL AND SURPLUS AND SHAREHOLDERS’ DIVIDEND RESTRICTIONS

The Company has 4,500,000 shares authorized and 4,366,173 shares outstanding at December 31, 2007 and 2006 at par value of $5.00 per share. All shares are common stock. The Company has no preferred stock outstanding. Without prior approval of the Illinois Department, the laws of the Company’s state of incorporation, Illinois, limit dividends to shareholders.

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 8. CAPITAL AND SURPLUS AND SHAREHOLDERS’ DIVIDEND RESTRICTIONS – (Continued):

As an Illinois life insurer and a member of an insurance holding company system, the maximum amount of dividends which can be paid by the Company shareholders without prior approval of the Director of Insurance is the greater of (a) 10% of the prior year’s policyholder surplus as of December 31 or (b) the Company’s prior year net income for the 12-month period ending December 31. All dividends must be paid out of earned surplus, which is unassigned funds excluding unrealized capital gains, and are subject to a 12 consecutive-month restriction. The maximum dividend payment that can be made in 2008 without prior approval is $0.

On May 29, 2007, the Company declared and accrued a dividend totaling $250.0 million that was paid on July 2, 2007. Payment of the dividend consisted of $102.5 million in Home Office real estate and $147.5 million in cash. In accordance with SSAP No. 97, Casualty reduced the carrying amount of its investment in Assurance by $106.6 million, the amount by which the dividend exceeded the undistributed accumulated earnings of Assurance attributable to Casualty.

There were no restrictions placed on the Company’s surplus as of December 31, 2007 and 2006.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses is $0.8 million, $0.3 million and $(0.3) million in 2007, 2006, and 2005, respectively.

Risk-Based Capital – Risk-based capital is a method developed by the NAIC to determine the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formula for determining the amount of risk-based capital specifies various factors, weighted based on the perceived degree of risk, that are applied to certain financial balances and financial activity. The adequacy of a company’s actual capital is evaluated by a comparison to the risk-based capital results, as determined by the formula. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2007 and 2006, the Company exceeded the minimum risk-based capital requirements.

NOTE 9. DIRECT PREMIUMS WRITTEN/ PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS

The following table provides detail for all managing general agents/third party administrator relationships.

Years ended December 31 (in thousands of dollars)	2007	2006	2005
Direct premiums
Life	$19,481	$20,796	$65,263
Accident and health	8,911	19,075	154,318

Total	$28,392	$39,871	$219,581

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 10. OTHER ITEMS

Specialty Medical Business – In January 2005, the Company’s specialty medical business was sold to Aetna Life Insurance Company. The Company recognized a pre-tax gain in 2005 of $9.5 million as a result of this sale. The specialty medical business contributed approximately $0.2 million and $0.9 million of pre-tax income for 2007 and 2006, respectively.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Company is involved in pending and threatened litigation in the normal course of business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

The Company has committed approximately $2.0 million to a future capital call from a third-party limited partnership investment in exchange for an ownership interest in the related partnership.

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments should be accrued at the time of insolvency. Other assessments, if premium based, are accrued at the time the premiums are written, or, in the case of loss based assessments, at the time the losses are incurred. The Company has accrued a liability for guaranty fund assessments of $0.1 million and $0.2 million and related premium tax benefit assets of $0.1 million and $0.2 million as of December 31, 2007 and 2006, respectively. These represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors, including the Company’s share of the ultimate cost of current insolvencies.

In the course of selling business entities and assets to third parties, the Company has agreed to indemnify purchasers for losses arising out of breaches of representation and warranties with respect to the business entities or assets being sold, including, in certain cases, losses arising from undisclosed liabilities or certain named litigation. Such indemnification provisions generally survive for periods ranging from nine months following the applicable closing date to the expiration of the relevant statutes of limitation. As of December 31, 2007, the aggregate amount of quantifiable indemnification agreements in effect for sales of business entities, assets and third party loans was $6.1 million.

In addition, the Company has agreed to provide indemnification to third party purchasers for certain losses associated with sold business entities or assets that are not limited by a contractual monetary amount. As of December 31, 2007, the Company had outstanding unlimited indemnifications in connection with the sales of certain of its business entities or assets for tax liabilities arising prior to a purchaser’s ownership of an entity or asset, defects in title at the time of sale, employee claims arising prior to closing and in some cases losses arising from certain litigation and undisclosed liabilities. These indemnification agreements survive until the applicable statutes of limitation expire, or until the agreed upon contract terms expire.

Prior to the April 2004 sale of its individual life and annuity business to Swiss Re, the Company had reinsured a portion of this business through coinsurance, yearly renewable term and facultative programs to various reinsurers. As a result of the sale of the individual life and annuity business, 100% of the net reserves were reinsured to Swiss Re. Subject to certain exceptions, which are now expired, Swiss Re assumed the credit risk of

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 11. COMMITMENTS AND CONTINGENCIES – (Continued):

the business that was previously reinsured to other carriers. As of December 31, 2007 and 2006, the Company ceded $858.4 million and $914.7 million of future policy benefits to Swiss Re. In connection with the sale of the group benefits business, the Company ceded insurance reserves to Hartford Life and Accident Insurance Company. As of December 31, 2007 and 2006, these ceded reserves were $138.2 million and $157.7 million.

NOTE 12. REINSURANCE

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

None of the Company’s non-affiliated reinsurers to which the Company cedes business are owned in excess of 10%, or controlled either directly or indirectly, by the Company or by any representative, officer, trustee, or director of the Company. None of the policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies. No uncollectible reinsurance was written off during 2007, 2006 or 2005.

The effects of reinsurance on premiums for the years ended December 31, 2007, 2006 and 2005 are shown below:

Years ended December 31 (in thousands of dollars)	Premiums
	Direct	Assumed	Ceded	Net
2007
Life	$75,977	$5	$75,113	$869
Accident and health	8,935	1,390	8,380	1,945

Total	$84,912	$1,395	$83,493	$2,814

2006
Life	$99,033	$(18)	$97,252	$1,763
Accident and health	24,132	4,859	22,217	6,774

Total	$123,165	$4,841	$119,469	$8,537

2005
Life	$123,978	$109	$119,918	$4,169
Accident and health	155,445	2,856	151,534	6,767

Total	$279,423	$2,965	$271,452	$10,936

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 12. REINSURANCE – (Continued):

The Company has approximately 73% and 46% of its reinsurance recoverables on paid and unpaid losses with eleven and sixteen “unaffiliated” reinsurers at December 31, 2007 and December 31, 2006, respectively. All of these reinsurers were rated at least “A” by A.M. Best at December 31, 2007 and December 31, 2006.

NOTE 13. RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS

The Company waives deductions of deferred fractional premiums upon the death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for policies written on substandard lives. These policies are valued using the regular reserves plus either one-half of the extra premiums (for flat extras) or the excess of multiple-table reserves over regular reserve (for table-rated extras).

The Company had $1.7 million, $1.8 million and $1.7 million of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department for 2007, 2006 and 2005, respectively. Reserves to cover the above insurance totaled $0 at December 31, 2007, 2006 and 2005.

During 2007, 2006 and 2005, no changes were made to the statutory reserve valuation bases for life and annuity business.

NOTE 14. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The following table sets forth withdrawal characteristics of annuity actuarial reserves and deposit liabilities in the general account and separate account.

December 31 (in thousands of dollars)	2007		2006
	Amount	% of Total	Amount	% of Total
Subject to discretionary withdrawal
With fair value adjustment	$1,165,126	33%	$1,180,105	32%
At book value less surrender charge of 5% or more	28,290	1%	70,763	2%
At fair value	45,410	1%	51,763	1%

Total with adjustment or at fair value	1,238,826	35%	1,302,631	35%
At book value (minimal or no adjustment)	187,766	5%	223,843	6%
Not subject to discretionary withdrawal	2,122,296	60%	2,164,975	59%

Total gross reserves	3,548,888	100%	3,691,449	100%
Reinsurance ceded	(209,118)		(250,001)

Total net reserves	$3,339,770		$3,441,448

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 14. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS – (Continued):

The following information is obtained from the applicable exhibit in the Company’s December 31, 2007 and 2006 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the statements of admitted assets, liabilities, capital and surplus statutory-basis as of December 31, 2007 and 2006.

December 31 (in thousands of dollars)	2007	2006
Life and Accident and Health Annual Statements
Annuity reserves	$1,558,506	$1,550,475
Supplementary contracts reserve	479	596
Deposit-type contract reserve	128,755	232,332
Mortality and interest guarantees reserves	425	300
Interest guarantee reserve on general account GIC’s	—	1,200

Total	$1,688,165	$1,784,903

Separate Accounts Annual Statements
Annuity reserves	$489,482	$509,190
Deposit-type contract reserve	1,162,123	1,147,355

Total	$1,651,605	$1,656,545

Total annuity reserves and deposit liabilities	$3,339,770	$3,441,448

NOTE 15. SEPARATE ACCOUNTS

The following table sets forth separate accounts reserves by asset valuation basis and separate accounts reserves by withdrawal characteristics as of December 31, 2007.

December 31, 2007 (in thousands of dollars)	Indexed	Nonindexed Guarantee </= 4% or <1y	Nonindexed Guarantee > 4% &>1y	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits YTD	$—	$11,419	$550	$31	$12,000
Reserves by valuation basis:
Fair value	688,258	—	—	45,410	733,668
Book value	—	420,875	497,062	—	917,937

Total reserves	$688,258	$420,875	$497,062	$45,410	$1,651,605

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
With market value adjustment	$688,258	$420,020	$7,580	$—	$1,115,858
At book value	—	855	—	—	855
At fair value	—	—	—	45,410	45,410

Subtotal	688,258	420,875	7,580	45,410	1,162,123

Not subject to discretionary withdrawal	—	—	489,482	—	489,482

Total	$688,258	$420,875	$497,062	$45,410	$1,651,605

CONTINENTAL ASSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

YEARS ENDED DECEMBER 31, 2007, 2006, AND 2005

NOTE 15. SEPARATE ACCOUNTS – (Continued):

The following table sets forth separate accounts reserves by asset valuation basis and separate accounts reserves by withdrawal characteristics as of December 31, 2006.

December 31, 2006 (in thousands of dollars)	Indexed	Nonindexed Guarantee </= 4% or <1y	Nonindexed Guarantee > 4% &>1y	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits YTD	$—	$7,766	$390	$1	$8,157
Reserves by valuation basis:
Fair value	650,898	—	—	51,763	702,661
Book Value	—	436,695	517,189	—	953,884

Total reserves	$650,898	$436,695	$517,189	$51,763	$1,656,545

Reserves by withdrawal characteristic:
Subject to discretionary withdrawal
With market value adjustment	$650,898	$435,742	$7,999	$—	$1,094,639
At book value	—	953	—	—	953
At fair value	—	—	—	51,763	51,763

Subtotal	650,898	436,695	7,999	51,763	1,147,355

Not subject to discretionary withdrawal	—	—	509,190	—	509,190

Total	$650,898	$436,695	$517,189	$51,763	$1,656,545

The following table reconciles net transfers to/(from) separate accounts business.

For the years ended December 31 (in thousands of dollars)	2007	2006	2005
Transfers as reported in the Separate Accounts Statement:
Transfers to separate accounts	$550	$390	$1,419
Transfers (from) separate accounts	(54,498)	(57,142)	(57,616)

Transfers as reported in the Statement of Operations	$(53,948)	$(56,752)	$(56,197)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

STATUTORY BASIS

CONTINENTAL ASSURANCE COMPANY

Supplemental Schedule of Selected Financial Data – Statutory Basis

As of and for the year ended December 31 (in thousands of dollars)	2007
Investment Income Earned:
Government bonds	$5,026
Bonds exempt from U.S. tax	41
Other bonds (unaffiliated)	122,458
Bonds of affiliates	—
Preferred stocks (unaffiliated)	21,709
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	32
Real estate	14,411
Contract Loans	5
Collateral loans	—
Cash/short-term investments	3,730
Other invested assets	2,208
Derivative instruments	—
Aggregate write-ins for investment income	212

Gross investment income	$169,832

Real Estate Owned—Book Value less Encumbrances	$(1,442)

Mortgage Loans—Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	409

Total mortgage loans	$409

Mortgage Loans By Standing—Book Value:
Good standing	$409
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$409

Other Long Term Assets—Statement Value	$—

Collateral Loans	$—

Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value
Bonds	$—
Preferred stocks	—
Common stocks	—

CONTINENTAL ASSURANCE COMPANY

Supplemental Schedule of Selected Financial Data – Statutory Basis (Continued)

As of and for the year ended December 31 (in thousands of dollars)	2007
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value:
Due within one year less	$68,757
Over 1 year through 5 years	142,328
Over 5 years through 10 years	120,532
Over 10 years through 20 years	251,325
Over 20 years	1,218,726

Total by maturity	$1,801,668

Bonds by Class - Statement Value:
Class 1	$1,031,882
Class 2	612,731
Class 3	116,798
Class 4	27,903
Class 5	12,354
Class 6	—

Total by class	$1,801,668

Total Bonds Publicly Traded	$1,487,244
Total Bonds Privately Placed	314,424

Preferred Stocks—Statement Value	277,893
Common Stocks—Market Value	—
Short Term Investments—Book Value	15,689
Financial Options Owned—Statement Value	—
Cash on Deposit	4,215
Cash Equivalents	38,997

Life Insurance In Force:
Ordinary	9,204,176
Group life	4,885,817

Amount of Accidental Death Insurance In Force Under Ordinary Policies	91,604

Life Insurance Policies with Disability Provisions In Force:
Ordinary	589,065
Group life	—

CONTINENTAL ASSURANCE COMPANY

Supplemental Schedule of Selected Financial Data – Statutory Basis (Continued)

As of and for the year ended December 31 (in thousands of dollars)	2007
Supplementary Contracts In Force:
Ordinary - not involving life contingencies
Amount on deposit	$—
Income payable	—

Ordinary - involving life contingencies
Amount on deposit	—
Income payable	—

Group - not involving life contingencies
Amount on deposit	211
Income payable	1

Group - involving life contingencies
Amount on deposit	479
Income payable	170

Annuities:
Ordinary
Immediate - amount of income payable	74,212
Deferred - fully paid account balance	249,880
Deferred - not fully paid - account balance	—

Group
Amount of income payable	73,398
Fully paid account balance	117,303
Not fully paid - account balance	12

Accident and Health Insurance – Premiums In Force:
Ordinary	472
Group	1,382

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	1,283,363
Dividend accumulations - account balance	7,305

CONTINENTAL ASSURANCE COMPANY

Supplemental Schedule of Selected Financial Data – Statutory Basis (Concluded)

As of and for the year ended December 31 (in thousands of dollars)	2007
Claims Payments
Group accident and health
2007	$1,433
2006	89
2005	—
2004	—
2003	—
Prior	10,072

Other accident and health
2007	1
2006	7
2005	13
2004	2
2003	3
Prior	88

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

Due April 1

For the year ended December 31, 2007

Of CONTINENTAL ASSURANCE COMPANY

Address (City, State, Zip Code): CHICAGO IL 60604

NAIC Group Code.........218	NAIC Company Code.........62413	Employer’s ID Number.........36-0947200

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements. Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1. Reporting entity’s total admitted assets as reported on Page 2 of this annual statement	$2,198,760,371

2. Ten largest exposures to a single issuer/borrower/investment.

1	2	3	4
Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01 FREDDIE MAC REFERENCE REMIC	BONDS	$110,272,439	5.015%
2.02 GS MORTGAGE SECURITIES CORPORATION II	BONDS	$106,537,710	4.845%
2.03 FEDERAL HOME LOAN MORTGAGE CORP	BONDS	$87,532,580	3.981%
2.04 WASHINGTON MUTUAL	BONDS	$56,874,915	2.587%
2.05 COUNTRYWIDE ALTERNATIVE LOAN	BONDS	$54,510,119	2.479%
2.06 FANNIE MAE	BONDS	$47,990,234	2.183%
2.07 CITICORP MORTGAGE SECURITIES, INC	BONDS	$43,113,758	1.961%
2.08 SPRINT CAP CORP	BONDS	$42,678,407	1.941%
2.09 AT&T WIRELESS	BONDS	$37,636,326	1.712%
2.10 CENTAUR FUNDING	PREFERRED STOCK	$36,866,504	1.677%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds	1	2
3.01 NAIC-1	$1,031,881,562	46.930%
3.02 NAIC-2	$612,730,959	27.867%
3.03 NAIC-3	$116,797,986	5.312%
3.04 NAIC-4	$27,903,311	1.269%
3.05 NAIC-5	$12,353,737	0.562%
3.06 NAIC-6	$0	0.000%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

Preferred Stocks	3	4
3.07 P/RP-1	$120,458,037	5.478%
3.08 P/RP-2	$120,584,772	5.484%
3.09 P/RP-3	$28,784,027	1.309%
3.10 P/RP-4	$8,065,996	0.367%
3.11 P/RP-5	$0	0.000%
3.12 P/RP-6	$0	0.000%

4. Assets held in foreign investments:

4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐	No ☒
4.02 Total admitted assets held in foreign investments	$217,150,462		9.876%
4.03 Foreign-currency-denominated investments	$0		0.000%
4.04 Insurance liabilities denominated in that same foreign currency	$0		0.000%

If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	1	2
5.01 Countries rated NAIC-1	$209,301,111	9.519%
5.02 Countries rated NAIC-2	$0	0.000%
5.03 Countries rated NAIC-3 or below	$7,849,352	0.357%

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	1	2
Countries rated NAIC-1:
6.01 Country: CAYMAN ISLANDS	$91,749,002	4.173%
6.02 Country: UNITED KINGDOM	$55,692,476	2.533%

Countries rated NAIC-2:
6.03 Country:	$0	0.000%
6.04 Country:	$0	0.000%

Countries rated NAIC-3 or below:
6.05 Country: BRAZIL	$6,918,819	0.315%
6.06 Country: PANAMA	$930,533	0.042%

	1	2
7. Aggregate unhedged foreign currency exposure:	$0	0.000%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

8.01 Countries rated NAIC-1	$0	0.000%
8.02 Countries rated NAIC-2	$0	0.000%
8.03 Countries rated NAIC-3 or below	$0	0.000%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

	1	2
Countries rated NAIC-1:
9.01 Country:	$0	0.000%
9.02 Country:	$0	0.000%

Countries rated NAIC-2:
9.03 Country:	$0	0.000%
9.04 Country:	$0	0.000%

Countries rated NAIC-3 or below:
9.05 Country:	$0	0.000%
9.06 Country:	$0	0.000%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

1	2	3	4
Issuer	NAIC Rating
10.01 CENTAUR FUNDING	RP2UFE	$36,866,504	1.677%
10.02 HUTCHISON WHAMP INTL LTD	1FE	$20,136,788	0.916%
10.03 STAGECOACH HLDGS	2FE	$16,500,623	0.750%
10.04 AXA SA	RP3UFE	$14,434,059	0.656%
10.05 KPN NV	2FE	$14,061,034	0.639%
10.06 REG DIV FUNDING	1FE	$12,787,661	0.582%
10.07 HBOS PLC	P1A	$12,588,530	0.573%
10.08 SHINSEI FINANCE II	P2U	$9,723,000	0.442%
10.09 HANSON PLC	2FE	$9,011,907	0.410%
10.10 TELEFONICA EUROP	2FE	$8,960,810	0.408%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒	No ☐

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

11.02 Total admitted assets held in Canadian Investments	$0		0.000%
11.03 Canadian currency-denominated investments	$0		0.000%
11.04 Canadian-denominated insurance liabilities	$0		0.000%
11.05 Unhedged Canadian currency exposure	$0		0.000%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒	No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

1	2	3
12.02 Aggregate statement value of investments with contractual sales restrictions:	$0	0.000%

Largest 3 investments with contractual sales restrictions:

12.03	$0	0.000%
12.04	$0	0.000%
12.05	$0	0.000%

13. Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01 Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

1	2	3
Name of Issuer
13.02 CENTAUR FUNDING	$36,866,504	1.677%
13.03 ABBEY NATIONAL PLC	$29,391,218	1.337%
13.04 BANC ONE CAP III	$21,968,987	0.999%
13.05 REINSURANCE GRP OF AMER	$17,147,807	0.780%
13.06 KEYCORP CAP III	$16,097,877	0.732%
13.07 RBS CAPITAL TRUST II	$14,042,077	0.639%
13.08 WASH MUTUAL PFD FDG CAYM	$12,939,300	0.588%
13.09 HBOS PLC	$12,588,530	0.573%
13.10 HSBC HOLDINGS PLC	$12,583,341	0.572%
13.11 AXA SA	$12,402,614	0.564%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒	No ☐

If response to 14.01 above is yes, responses are not required for the remainder of Interrogatory 14.

1	2	3
14.02 Aggregate statement value of investments held in nonaffiliated, privately placed equities:	$0	0.000%

Largest 3 investments held in nonaffiliated, privately placed equities:
14.03	$0	0.000%
14.04	$0	0.000%
14.05	$0	0.000%

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒	No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

1	2	3
15.02 Aggregate statement value of investments held in general partnership interests:	$0	0.000%

Largest 3 investments in general partnership interests:
15.03	$0	0.000%
15.04	$0	0.000%
15.05	$0	0.000%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒	No ☐

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

1	2	3
Type (Residential, Commercial, Agricultural)
16.02	$0	0.000%
16.03	$0	0.000%
16.04	$0	0.000%
16.05	$0	0.000%
16.06	$0	0.000%
16.07	$0	0.000%
16.08	$0	0.000%
16.09	$0	0.000%
16.10	$0	0.000%
16.11	$0	0.000%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Loans
16.12 Construction loans	$0	0.000%
16.13 Mortgage loans over 90 days past due	$0	0.000%
16.14 Mortgage loans in the process of foreclosure	$0	0.000%
16.15 Mortgage loans foreclosed	$0	0.000%
16.16 Restructured mortgage loans	$0	0.000%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
	1	2	3	4	5	6
17.01 above 95%	$0	0.000%	$0	0.000%	$0	0.000%
17.02 91% to 95%	$0	0.000%	$0	0.000%	$0	0.000%
17.03 81% to 90%	$0	0.000%	$0	0.000%	$0	0.000%
17.04 71% to 80%	$0	0.000%	$0	0.000%	$0	0.000%
17.05 below 70%	$0	0.000%	$0	0.000%	$0	0.000%

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒	No ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description	2	3
18.02	$0	0.000%
18.03	$0	0.000%
18.04	$0	0.000%
18.05	$0	0.000%
18.06	$0	0.000%

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments in mezzanine real estate loans.

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?	Yes ☒	No ☐

Is response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

1	2	3
19.02 Aggregate statement value of investments held in mezzanine real estate loans	$0	0.000%

Largest three investments held in mezzanine real estate loans.
19.03	$0	0.000%
19.04	$0	0.000%
19.05	$0	0.000%

20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
20.01 Securities lending (do not include assets held as collateral for such transactions)	$19,741,129	0.898%	$32,347,250	$31,420,927	$24,160,603
20.02 Repurchase agreements	$0	0.000%	$0	$0	$0
20.03 Reverse repurchase agreements	$0	0.000%	$0	$0	$0
20.04 Dollar repurchase agreements	$0	0.000%	$0	$0	$0
20.05 Dollar reverse repurchase agreements	$0	0.000%	$0	$0	$0

Supplement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

21. Amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors:

	Owned		Written
	1	2	3	4
21.01 Hedging	$0	0.000%	$0	0.000%
21.02 Income generation	$0	0.000%	$0	0.000%
21.03 Other	$0	0.000%	$0	0.000%

22. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
22.01 Hedging	$111,170	0.005%	$171,424	$154,154	$134,426
22.02 Income generation	$0	0.000%	$0	$0	$0
22.03 Replications	$0	0.000%	$0	$0	$0
22.04 Other	$0	0.000%	$0	$0	$0

23. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
23.01 Hedging	$0	0.000%	$0	$0	$0
23.02 Income generation	$0	0.000%	$0	$0	$0
23.03 Replications	$0	0.000%	$0	$0	$0
23.04 Other	$0	0.000%	$0	$0	$0

Annual Statement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

	Gross		Admitted Assets as Reported
	Investment Holdings		in the Annual Statement
Investment Categories	1 Amount	2 Percentage	3 Amount	4 Percentage
1. Bonds:
1.1 U.S. treasury securities	75,058,667	3.6	75,058,667	3.6
1.2 U.S. government agency obligations (excluding mortgage-backed securities):
1.21 Issued by U.S. government agencies	0	0.0	0	0.0
1.22 Issued by U.S. government sponsored agencies	0	0.0	0	0.0
1.3 Foreign government (including Canada, excluding mortgage-backed securities)	0	0.0	0	0.0
1.4 Securities issued by states, territories and possessions and political subdivisions in the U.S.:
1.41 States, territories and possessions general obligations	0	0.0	0	0.0
1.42 Political subdivisions of states, territories & possessions & political subdivisions general obligations	0	0.0	0	0.0
1.43 Revenue and assessment obligations	10,306,813	0.5	10,306,813	0.5
1.44 Industrial development and similar obligations	0	0.0	0	0.0
1.5 Mortgage-backed securities (includes residential and commercial MBS):
1.51 Pass-through securities:
1.511 Issued or guaranteed by GNMA	1,642,508	0.1	1,642,508	0.1
1.512 Issued or guaranteed by FNMA and FHLMC	6,066,063	0.3	6,066,063	0.3
1.513 All other	0	0.0	0	0.0
1.52 CMOs and REMICs:
1.521 Issued or guaranteed by GNMA, FNMA, FHLMC or VA	264,402,481	12.6	264,402,481	12.6
1.522 Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in Line 1.521	0	0.0	0	0.0
1.523 All other	223,642,204	10.6	223,642,204	10.6
2. Other debt and other fixed income securities (excluding short-term):
2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	1,027,085,022	48.9	1,027,085,022	48.9
2.2 Unaffiliated foreign securities	138,777,461	6.6	138,777,461	6.6
2.3 Affiliated securities	0	0.0	0	0.0
3. Equity interests:
3.1 Investments in mutual funds	0	0.0	0	0.0
3.2 Preferred stocks:
3.21 Affiliated	0	0.0	0	0.0
3.22 Unaffiliated	277,892,833	13.2	277,892,833	13.2
3.3 Publicly traded equity securities (excluding preferred stocks):
3.31 Affiliated	0	0.0	0	0.0
3.32 Unaffiliated	0	0.0	0	0.0
3.4 Other equity securities:
3.41 Affiliated	0	0.0	0	0.0
3.42 Unaffiliated	14	0.0	14	0.0
3.5 Other equity interests including tangible personal property under lease:
3.51 Affiliated	0	0.0	0	0.0
3.52 Unaffiliated	0	0.0	0	0.0

Annual Statement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

	Gross		Admitted Assets as Reported
	Investment Holdings		in the Annual Statement
Investment Categories	1 Amount	2 Percentage	3 Amount	4 Percentage
4. Mortgage loans:
4.1 Construction and land development	0	0.0	0	0.0
4.2 Agricultural	0	0.0	0	0.0
4.3 Single family residential properties	0	0.0	0	0.0
4.4 Multifamily residential properties	0	0.0	0	0.0
4.5 Commercial loans	408,508	0.0	408,508	0.0
4.6 Mezzanine real estate loans	0	0.0	0	0.0
5. Real estate investments:
5.1 Property occupied by company	(1,442,470)	(0.1)	(1,442,470)	(0.1)
5.2 Property held for production of income (including $0 of property acquired in satisfaction of debt)	0	0.0	0	0.0
5.3 Property held for sale (including $0 property acquired in satisfaction of debt)	0	0.0	0	0.0
6. Contract loans	77,935	0.0	77,935	0.0
7. Receivables for securities	450,884	0.0	450,884	0.0
8. Cash, cash equivalents and short-term investments	58,901,488	2.8	58,901,488	2.8
9. Other invested assets	18,144,104	0.9	18,144,104	0.9

10. Total invested assets	2,101,414,515	100.0	2,101,414,515	100.0

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Statement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF

A HOLDING COMPANY GROUP

PART 1 - ORGANIZATIONAL CHART

Annual Statement for the year 2007 of the CONTINENTAL ASSURANCE COMPANY

SCHEDULE Y - INFORMATION CONCERNING ACTIVITIES OF INSURER MEMBERS OF

A HOLDING COMPANY GROUP

PART 1 - ORGANIZATIONAL CHART

Footnotes

(1) Effective 12.31.2007 Transcontinental Insurance Company was merged with and into National Fire Insurance Company of Hartford (“NFI”), and NFI was the survivor.

(2) Continental Casualty Company (“CCC”) owns 98% of CNA Aseguradora de Riesgo de Trabajo SA (“CNA ART”). The other 2% is owned by The Continental Insurance Company (“CIC”). CNA ART is shown only once on this chart, under the CCC occurrence.

(3) CNA Financial Corporation (“CNAF”) owns 72.7% of CNA Europe Holdings Limited. The other 27.3% is owned by CIC. CNA Europe Holdings Limited and its subsidiaries are shown only once on this chart, under the CNAF occurrence.

(4) CIC owns 50.0% of First Insurance Company of Hawaii, Ltd. The other 50.0% is owned by The Tokio Marine and Nichido Fire Insurance Company, Ltd., which is not an affiliate of CIC. There is no preference in voting rights.

(5) CNA Surety Corporation ownership percentages:

CCC -60.50%

CIC -   1.85%

CNA Surety Corporation and its subsidiaries are shown only once on this chart, under the CCC occurrence.

APPENDIX A

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

INTRODUCTION

In January 2003, the Securities and Exchange Commission (SEC) adopted rule and form amendments designed to increase public disclosure of how registered investment companies vote proxies, i.e., proposals requesting shareholder vote on a potential corporate action. Among the requirements of the new rule is that mutual funds that invest in voting securities disclose in their Statement of Additional Information (SAI) the policies and procedures they use to determine how to vote proxies relating to the equity securities and, to the extent required by applicable law, debt securities in their portfolio. Each fund is also required to file with the SEC and to make available to its shareholders an annual record of how it voted proxies relating to portfolio securities. To that end, Continental Assurance Company Separate Account (B) (the Account) delegates to its investment advisor (Continental Assurance Company, defined herein as the Manager) the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Account. The proxy voting process shall remain subject to the supervision of the Committee of the Account (Committee).

The Committee views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Account. Consistent with this goal, the Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Committee maintains a policy of seeking to protect the best interests of the Account should a proxy issue potentially implicate a conflict of interest between the Account and the Manager or its affiliates.

DELEGATION TO THE MANAGER

The Account delegates to the Manager the responsibility for voting proxies on behalf of the Account. The Manager is expected to identify and seek to obtain the optimal benefit for the Account. The Manager shall ensure that the policies relied on for voting Account shares are written and meet certain minimum standards, as follows:

The policies are expected to be reasonably designed to protect the best interests of the Account.

The proxy voting guidelines are expected to be set forth in sufficient detail. The Manager’s current proxy guidelines are set forth as Exhibit A hereto. The proxy voting guidelines should address at least the following issues:

•	The extent to which the Manager delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and

•	Policies regarding the extent to which the Manager will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Account and the interests of the Manager or its affiliates, and to resolve any conflicts of interest based on the best interests of the Account. If the matter involves an issue that is specifically addressed in the Manager’s proxy voting policies, the proxy shall be cast in accordance with those policies.

To the extent that a Manager identifies a material conflict of interest between itself and the interests of the Account, the Manager shall notify the Committee at least annually and confirm how the conflict was resolved.

The Manager is expected to deliver to the Committee its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security;

•	Exchange ticker symbol of the portfolio security;

•	The CUSIP number of the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the registrant cast its vote on the matter;

•	How the registrant cast its vote; and

•	Whether the registrant cast its vote for or against management.

The Manager shall report at least annually to each Account’s Committee, on the Account’s proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Manager’s proxy voting policy, and any recommended changes in the Account’s proxy voting policies.

RESERVATION OF AUTHORITY OF THE ACCOUNT

The Committee shall annually review the proxy voting policy of the Manager to ensure that the Manager seeks the best interests of the Account in voting proxies for the Account, as described above. Additionally, the Account recognizes that in certain circumstances, the Manager may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Account. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, the Manager could abstain from voting. In particular, the Account recognizes the following circumstances where voting might not be in the best interests of the Account:

•	Voting a proxy for securities held in a passively managed index fund;

•

Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Account and would have to be recalled in order to submit a proxy vote.

RECORDKEEPING

Rule 30b1-4 under the Investment Company Act of 1940 requires each Account to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. Separate Account (B) has (complied with Rule 30b1-4. For a free copy of separate account (B)’s Form N-PX filings, please call or write us at:

Continental Assurance Company

Attn: Pension Client Services-42S

333 South Wabash Avenue

Chicago, Illinois 60604

Telephone: (800) 351-3001

Web Site: www.cna.com/sab/

Internet e-mail: sab@cna.com

In addition, the SEC maintains a web site (http://www.sec.gov) that contains Separate Account (B)’s Form N-PX filings. Links to the SEC’s web site is also available through Separate Account (B)’s web site (see above).

EXHIBIT A

CONTINENTAL ASSURANCE COMPANY (“MANAGER”)

POLICY AND PROCEDURE MANUAL

ADMINISTRATION

VOTING CLIENT AND FUND PROXIES

PRIMARY RESPONSIBILITY	Portfolio Manager for Client Accounts
SECONDARY RESPONSIBILITYS	Area Head for Investments and Corporate Treasury
OVERSIGHT RESPONSIBILITY	Legal Department
BUSINESS AREA	Investments and Corporate Treasury
ISSUE DATE	October 31, 2003
REVISION DATE

POLICY:

ALL PROXIES FOR CLIENT SECURITIES FOR WHICH CONTINENTAL ASSURANCE COMPANY (“MANAGER”) HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF MANAGER’S CLIENTS, INCLUDING THE FUNDS(1) AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO MANAGER OR ITS AFFILIATES. MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER’S SECURITIES. IN ADDITION, MANAGER SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT’S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, MANAGER SHALL VOTE AS THE CLIENT INSTRUCTS.

MANAGER ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF MANAGER’S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO MANAGER, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

Manager’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

(1)	A Fund is a registered investment company or series of a registered investment company managed or advised by Manager.

PROCEDURES:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, Manager shall vote proxies on securities held in a Fund.

II. PROXY COMMITTEE

Manager shall establish a Proxy Committee, which shall be composed of the Area Head for Investments and Corporate Treasury, the portfolio manager for client accounts and the Law Department representative responsible for investment company compliance.

Its functions shall include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

(b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d) development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Manager, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall determine the outcome of a particular vote based on the vote of a majority of its members. Two members shall constitute a quorum for any vote. Votes may be taken in person, by written consent, by facsimile or by telephone. Votes of the Proxy Committee shall be recorded and provided to the client at least annually. No member may vote on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer to whom a proposal relates, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A. PROPOSALS USUALLY VOTED FOR

Manager will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

1. AUDITORS. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent if the audit fees billed by the auditor to the investee company and its affiliates is at least 25% of its total fees for all services provided to the investee company and its affiliates.

2. DIRECTORS. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, Manager will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

3. COMPENSATION. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. Manager requires management to provide substantial justification for the repricing of options.

4. DEBT LIMITS. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

5. INDEMNIFICATION. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

6. MEETING. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

7. NAME OF COMPANY. Proposals to approve a change in the company name.

8. PRINCIPAL OFFICE. Proposals to change the location of the company’s principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

9. REPORT AND ACCOUNTS. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

10. PAR VALUE. Proposals to change the par value of the stock.

11. SHARES. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

12. SHARE REPURCHASE PROGRAMS. Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

13. INDEPENDENT COMMITTEES. Proposals that request that the board audit, compensation and/or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

14. EQUAL OPPORTUNITY EMPLOYMENT. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B. PROPOSALS USUALLY VOTED AGAINST

Manager will vote against the following proposals, unless otherwise determined by the Proxy Committee.

1. SUPER MAJORITY VOTING. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

2. CUMULATIVE VOTING. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

3. PREFERRED STOCK, WARRANTS, RIGHTS, POISON PILLS. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

4. RECLASSIFICATION OF COMMON STOCK. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

5. WRITTEN CONSENT. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A OR B ABOVE.

A Portfolio Manager or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, Manager shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted as specified by the client.

3. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

4. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

5. MERGERS/ACQUISITIONS. Proposals where a hostile merger/acquisition is apparent or where Manager represents ownership in more than one of the companies involved in a potential merger/ acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

6. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8. ANNUAL EVALUATION OF NEW ISSUES. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

9. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

IV. TESTING AND MONITORING:

PERTINENT REGULATION/COMPLIANCE:

Manager shall review compliance with this policy at least annually.

Group

Variable

Annuity

Contracts

STATEMENT OF ADDITIONAL INFORMATION

Dated: April 30, 2008

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

PART C

OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

PAGE NUMBERS IN 2007 ANNUAL REPORT TO PARTICIPANTS
Financial Statements of Continental Assurance Company Separate Account (B):
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Participants’ Equity	12
Notes to Financial Statements	14
Independent Registered Public Accounting Firm’s Report	19

	PAGE NUMBERS IN PROSPECTUS	PAGE NUMBERS IN STATEMENT OF ADDITIONAL INFORMATION
Financial Information of Continental Assurance Company Separate Account (B)	12
Statutory-Basis Financial Statements of Continental Assurance Company:
Independent Auditors’ Report		15
Statements of Admitted Assets, Liabilities, Capital and Surplus		17
Statements of Operations		18
Statements of Changes in Capital and Surplus		19
Statements of Cash Flows		20
Notes to Consolidated Financial Statements		21

(B) EXHIBITS:

(1) For the resolution of the board of directors of CAC authorizing the establishment of Separate Account (B) see Exhibit 1(A) of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein;

(2) For the By-Laws of Separate Account (B) see Exhibit 2(A) of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS) ), which is incorporated herein;

(3) For the custodian agreements and depository contracts under Section 17(f) of the 1940 Act [15 U.S.C. 80a-17(f)] with respect to securities and similar investments of Separate Account (B), including the schedule of remuneration see Exhibit 3 of Registration Statement filed with the Securities and Exchange Commission on 4/30/1997 (Form 485BPOS), which is incorporated herein;

(4) The Second Restated and Amended Investment Advisory Agreement between Separate Account (B) and Continental Assurance Company dated June 1, 2007 is filed with this Registration Statement.

(5) (A) For the Underwriting Agreement between Separate Account (B) and CNA Investor Services, Inc. dated August 15, 2005 see Exhibit 5.A of the Registration Statement filed with the Securities and Exchange Commission on 4/27/2007 (Form 485BPOS), which is incorporated herein.

(B) For the First Amendment to the Underwriting Agreement between Separate Account (B) and CNA Investor Services, Inc. dated November 3, 2006 see Exhibit 5.B of the Registration Statement filed with the Securities and Exchange Commission on 4/27/2007 (Form 485BPOS), which is incorporated herein.

(6) For the form of sample level deduction contract, graded deduction contract and qualified plan contract, see Exhibits 6(A), 6(B) and 6(C), respectively, of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein;

(7) For the application forms for 403(B) plan contracts and HR-10 contracts, see Exhibits 7(A) and 7(B), respectively, of the Registration Statement filed with the Securities and Exchange Commission on 4/30/1999 (Form 485BPOS), which is incorporated herein.

(8) For the Articles of Incorporation of CAC see Exhibit 8(A) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein. For the By-Laws of CAC see Exhibit 8(B) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein;

(9) There are no contracts of reinsurance issued in connection with the variable annuity contracts being offered;

(10) There are no formal or informal bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of members of the board of managers or officers of Separate Account (B) in their capacity as such;

(11) For the form of Administrative Services Agreement dated 3/24/1975 between Separate Account (B) and CAC, see Exhibit 5(B) of the Registration Statement filed with the Securities and Exchange Commission on 3/1/1999 (Form 485APOS), which is incorporated herein;

(12) For an opinion of counsel and consent to its use as to the legality of the securities being registered, including whether they will be legally issued and will represent binding obligations of CAC see Exhibit 12 of Registration Statement filed with the Securities and Exchange Commission on 4/30/1997 (Form 485BPOS), which is incorporated herein;

(13) (A) Consent of Independent Registered Public Accounting Firm;

(13) (B) Consent of Independent Auditors;

(14) 2007 Annual Report to Participants of Separate Account (B);

(15) There are no agreements or understandings made in consideration for providing the initial capital between or among Separate Account (B), CAC, underwriter, adviser, or initial contractowners and written assurances from the Insurance Company or initial contractowners that the purchases were made for investment purposes without present intention of redeeming; and

(16) For the Code of Ethics for Separate Account (B), CAC (the investment adviser), and CNA Investor Services, Inc. (the principal underwriter) see Exhibits 99.17.1, 99.17.2, and 99.17.3, respectively, of the Registration Statement filed with the Securities and Exchange Commission on 4/26/2006 (Form 485BPOS), which is incorporated herein.

ITEM 30. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY.

The following table sets forth certain information regarding:

(a) each director or officer of CAC who is engaged directly or indirectly in activities relating to Separate Account (B) or the variable annuity contracts offered by Separate Account (B); and

(b) each executive officer of CAC (including CAC’s president, secretary, treasurer and certain vice presidents).

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH CAC	POSITIONS AND OFFICES WITH SEPARATE ACCOUNT (B)
*Stephen W. Lilienthal	Chairman, Chief Executive Officer and President (Principal Executive Officer)	None

*James R. Lewis	President and Chief Executive Officer, Property and Casualty Operations	None

*George R. Fay	Executive Vice President, Claims	None

*Michael Fusco	Executive Vice President, Chief Actuary	None

*John P. Golden	Executive Vice President, Information Technology and Business Processing	None

*Larry Haefner	Executive Vice President	None

*Jonathan D. Kantor	Executive Vice President, General Counsel and Corporate Secretary	None

*D. Craig Mense	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	Principal Accounting and Financial Officer

*Thomas Pontarelli	Executive Vice President and Chief Administration Officer	None

*Peter W. Wilson	Executive Vice President, Global Specialty Operations	None

*Dennis R. Hemme	Senior Vice President and Treasurer	Chairman and Member of Committee

*Marilou R. McGirr	Vice President and Assistant Treasurer	Portfolio Manager and Member of Committee

*Lynne Gugenheim	Senior Vice President and Deputy General Counsel	Secretary

*Michael P. Coffey	Assistant Vice President and Assistant General Counsel	Chief Compliance Officer

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

COMPANY	SUBSIDIARY OF	PLACE OF INCORPORATION

CNA Financial Corporation	Loews	Delaware

Continental Assurance Company	Casualty	Illinois

Continental Casualty Company	TCC	Illinois

Loews Corporation	None	Delaware

The Continental Corporation	CNAF	New York

The Continental Insurance Company	CCC	Pennsylvania

Listed above are the principal affiliates of Continental Assurance Company. All other affiliates, when aggregated, are not considered significant. All companies listed above are under common control with Continental Assurance Company, the investment adviser, which is a direct subsidiary of Continental Casualty Company. See “Description of CAC and Separate Account (B)” in the prospectus for a description of the relationship between Continental Casualty Company (“Casualty”), The Continental Corporation (“TCC”), CNA Financial Corporation (“CNAF”) and Loews Corporation (“Loews”). Loews and CNAF each file consolidated financial statements which include all of their respective subsidiaries with the Securities and Exchange Commission. No other company listed other than Continental Assurance Company (as part of this registration statement) files financial statements with the Securities and Exchange Commission.

ITEM 32. NUMBER OF CONTRACTOWNERS.

As of March 31, 2008, Separate Account (B) had 75 qualified Contractholders.

ITEM 33. INDEMNIFICATION

CNA Financial Corporation (which owns all of the voting securities of TCC, which, in turn, owns all of the voting securities of Casualty which, in turn, owns all of the voting securities of CAC) provides indemnification to the Committee members of Separate Account (B) under certain circumstances. CNA Financial Corporation also purchased directors’ and officers’ liability coverage (“D&O Coverage”) for its directors and officers, as well as the Committee members, from four different insurers. The total amount of D&O Coverage purchased for the Committee members is $60,000,000 per claim/aggregate ($25,000,000 limit from XL Specialty Insurance Company; $15,000,000 limit from U.S. Specialty Insurance Company; $10,000,000 limit from Zurich American Insurance Company; and $10,000,000 limit from Liberty Mutual Insurance Company). The retention for individual directors and officers is $0.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

CAC provides investment advisory services to the Registrant. CAC is a stock life insurance company which was organized under the Illinois Insurance Code in 1911. CAC sold the vast majority of its life and group insurance businesses in 2004 and generally is no longer soliciting sales in the remaining life and group insurance businesses. CAC has been an investment adviser registered under the Investment Advisers Act of 1940 since 1966. See the information concerning CAC set forth in Parts A and B. No director or officer of CAC is or has been, at any time during the past two years, engaged for his or her own account or as director, officer, employee, partner, or trustee in any other business, profession, vocation, or employment of a substantial nature.

ITEM 35. PRINCIPAL UNDERWRITERS.

CNA Investor Services, Inc., an affiliate of CAC, acts as the principal underwriter for Separate Account (B). CNA Investor Services, Inc. does not act as the principal underwriter, depositor, sponsor, or investment adviser for any other investment company.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT*
* Dennis R. Hemme	Senior Vice President and Assistant Treasurer	Committee Member and Chairman

* Carol A. Kuntz	Chairman of the Board and President	N/A

* Stephanie Rishel	Vice President and Treasurer	N/A

* Robert J. Grob	Assistant Vice President	N/A

* Mary A. Ribikawskis	Assistant Vice President and Secretary	N/A

* Jerry F. Sliwa	Assistant Vice President	N/A

* David Lehman	Assistant Secretary	N/A

*	The principal business address is 333 South Wabash Avenue, Chicago, Illinois 60604.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION OR ANNUITIZATION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
CNA Investor Services, Inc.	None	None	None	$5,000 annually*

*	CAC pays CNA Investor Services, Inc. an annual fee of $5,000 to perform underwriting services for Separate Account (B).

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS.

The books, accounts, and other documents required to be maintained by Section 31 of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Secretary of the Committee at 333 South Wabash Avenue, 23rd Floor, Chicago, Illinois 60604, Attention: Lynne Gugenheim - Secretary of Separate Account (B).

ITEM 37. MANAGEMENT SERVICES.

Other than as set forth under Part B of this Form, the Registrant is not a party to any management-related service contract.

ITEM 38. UNDERTAKINGS.

CAC represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by CAC.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it duly caused this post-effective amendment to its Registration Statement on Form N-3 to be signed on its behalf by the undersigned, in the City of Chicago, and State of Illinois, on the 30th day of April, 2008.

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

By:	/s/ Dennis R. Hemme
Dennis R. Hemme, Chairman of Committee

CONTINENTAL ASSURANCE COMPANY

By:	/s/ Stephen W. Lilienthal
Stephen W. Lilienthal, Chairman, Chief Executive Officer and President

Each member of the Committee and each executive officer of Continental Assurance Company Separate Account (B) whose signature appears below and each executive officer and director of Continental Assurance Company whose signature appears below hereby constitutes and appoints Jonathan D. Kantor and Lynne Gugenheim, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all post-effective amendments filed after the date hereof to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

As required by the Securities Act of 1933, this post-effective amendment has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Dennis R. Hemme Dennis R. Hemme	Chairman and Member of Committee of Separate Account (B)	April 30, 2008

/s/ Richard T. Fox Richard T. Fox	Member of Committee of Separate Account (B)	April 30, 2008

/s/ Marilou R. McGirr Marilou R. McGirr	Member of Committee of Separate Account (B)	April 30, 2008

/s/ Petrine J. Nielsen Petrine J. Nielsen	Member of Committee of Separate Account (B)	April 30, 2008

/s/ Peter J. Wrenn Peter J. Wrenn	Member of Committee of Separate Account (B)	April 30, 2008

SIGNATURE	TITLE	DATE

/s/ Lynne Gugenheim Lynne Gugenheim	Secretary of Separate Account (B) (Principal Executive Officer)	April 30, 2008

/s/ D. Craig Mense D. Craig Mense	Principal Financial and Accounting Officer of Separate Account (B)	April 30, 2008

/s/ Stephen W. Lilienthal Stephen W. Lilienthal	Director, Chairman, Chief Executive Officer and President of Continental Assurance Company (Principal Executive Officer)	April 30, 2008

/s/ D. Craig Mense D. Craig Mense	Director, Executive Vice President and Chief Financial Officer of Continental Assurance Company (Principal Financial and Accounting Officer)	April 30, 2008

/s/ Jonathan D. Kantor Jonathan D. Kantor	Director, Executive Vice President, General Counsel and Corporate Secretary of Continental Assurance Company	April 30, 2008

/s/ James R. Lewis James R. Lewis	Director, President and CEO, Property & Casualty Operations of Continental Assurance Company	April 30, 2008

/s/ Thomas Pontarelli Thomas Pontarelli	Director, Executive Vice President and Chief Administration Officer	April 30, 2008

/s/ George R. Fay George R. Fay	Executive Vice President, Claims of Continental Assurance Company	April 30, 2008

/s/ Michael Fusco Michael Fusco	Executive Vice President, Chief Actuary of Continental Assurance Company	April 30, 2008

/s/ Larry Haefner Larry Haefner	Executive Vice President	April 30, 2008

/s/ John P. Golden John P. Golden	Executive Vice President, Information Technology and Business Processing of Continental Assurance Company	April 30, 2008

/s/ Peter W. Wilson Peter W. Wilson	Executive Vice President, Global Specialty Operations of Continental Assurance Company	April 30, 2008

SIGNATURE	TITLE	DATE

/s/ Michael P. Coffey Michael P. Coffey	Chief Compliance Officer of Separate Account (B)	April 30, 2008

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
(4)	Second Restated and Amended Investment Advisory Agreement between Separate Account (B) and Continental Assurance Company dated June 1, 2007.

(13)(A)	Consent of Independent Registered Public Accounting Firm.

(B)	Consent of Independent Auditors.

(14)	2007 Annual Report to Participants of Separate Account (B).